     As filed with the Securities and Exchange Commission on July 30, 2002

                                           Registration Nos. 33-15166, 811-5206
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                 -------------

                                   FORM N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [_]

                       Pre-Effective Amendment No.    [_]
                     Post-Effective Amendment No. 24  [X]
                                  and/or
                     REGISTRATION STATEMENT UNDER THE
                      INVESTMENT COMPANY ACT OF 1940  [_]
                             Amendment No. 25         [X]

                       (Check appropriate box or boxes)

                                 -------------

                    PRUDENTIAL NATURAL RESOURCES FUND, INC.
              (Exact name of registrant as specified in charter)

                             GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077
              (Address of Principal Executive Offices) (Zip Code)

      Registrant's Telephone Number, including Area Code: (973) 367-3028



                             Maria G. Master, Esq.

                             Gateway Center Three
                              100 Mulberry Street
                         Newark, New Jersey 07102-4077
                    (Name and Address of Agent for Service)

                 Approximate date of proposed public offering:
                  As soon as practicable after the effective
                      date of the Registration Statement.

             It is proposed that this filing will become effective
                           (check appropriate box):

                      [_] immediately upon filing pursuant to paragraph (b)

                      [X] on July 30, 2002 pursuant to paragraph (b)

                      [_] 60 days after filing pursuant to paragraph (a)(1)
                      [_] on (date) pursuant to paragraph (a)(1)
                      [_] 75 days after filing pursuant to paragraph (a)(2)
                      [_] on (date) pursuant to paragraph (a)(2) of Rule 485.

                        If appropriate, check the following box:
                      [_] This post-effective amendment designates a new
                          effective date for a previously filed post-effective amendment.

     Title of Securities Being Registered . . . . Shares of common stock,
                                $.01 par value.

================================================================================

 PROSPECTUS

 JULY 30, 2002




    PRUDENTIAL
    NATURAL RESOURCES FUND, INC.



 FUND TYPE
 Sector stock

 OBJECTIVE
 Long-term growth of capital

 As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's shares nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.



 Prudential Financial is a service mark of The
 Prudential Insurance Company of America, Newark,
 NJ, and its affiliates.                            [LOGO] Prudential Financial

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Table of Contents
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1   Risk/Return Summary
1   Investment Objective and Principal Strategies
2   Principal Risks
3   Evaluating Performance
5   Fees and Expenses

7   How the Fund Invests
7   Investment Objective and Policies
8   Other Investments and Strategies
12  Investment Risks

16  How the Fund is Managed
16  Board of Directors
16  Manager
17  Investment Adviser
17  Portfolio Managers
17  Distributor

18  Fund Distributions and Tax Issues
18  Distributions
19  Tax Issues
20  If You Sell or Exchange Your Shares

22  How to Buy, Sell and Exchange Shares of the Fund
22  How to Buy Shares
31  How to Sell Your Shares
35  How to Exchange Your Shares
37  Telephone Redemptions or Exchanges
37  Expedited Redemption Privilege

38  Financial Highlights
38  Class A Shares
39  Class B Shares
40  Class C Shares
41  Class Z Shares

42  The Prudential Mutual Fund Family

    For More Information (Back Cover)



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This section highlights key information about PRUDENTIAL NATURAL RESOURCES FUND, INC., which we refer to as the Fund. Additional information follows this summary.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

Our investment objective is LONG-TERM GROWTH OF CAPITAL. This means we look for investments that we think will increase in value over a period of years. We normally invest at least 80% of the Fund's investable assets in equity-related securities of natural resource companies and in asset-based securities. The term "investable assets" in this prospectus refers to the Fund's net assets plus any borrowings made for investment purposes. The Fund's investable assets will be less than its total assets to the extent that it has borrowed money for non-investment purposes, such as to meet anticipated redemptions. Natural resource companies are companies that own, explore,


-------------------------        mine, process or otherwise develop, or
HOW WE INVEST                    provide goods and services with respect
WE LOOK PRIMARILY FOR SECURITIES to, natural resources. The natural
THAT WE BELIEVE ARE ATTRACTIVELY resource companies in which we invest PRICED RELATIVE TO THE INTRINSIC may be speculative exploration and
VALUE OF THE RELEVANT NATURAL    development companies. Asset-based
RESOURCE OR THAT ARE ISSUED      securities are securities, the terms of
BY COMPANIES THAT ARE            which are related to the market value of
POSITIONED TO BENEFIT UNDER      a natural resource. Natural resources
EXISTING OR ANTICIPATED          include precious metals (such as gold,
ECONOMIC CONDITIONS.             silver and platinum), ferrous and non-
-------------------------        ferrous metals (such as iron, aluminum

and copper), strategic metals (such as uranium and titanium), hydrocarbons (such as coal, oil and natural gases), timber, land, undeveloped real property and agricultural commodities.

   Generally, we consider selling a security when it no longer displays conditions for growth, is no longer undervalued, or falls short of expectations.

   While we make every effort to achieve our objective, we can't guarantee success.


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PRINCIPAL RISKS
Although we try to invest wisely, all investments involve risk. Since the Fund invests primarily in equity-related securities, such as common stock, there is the risk that the value of a particular security could go down.

   There are additional risks associated with the Fund's investment in securities of natural resource companies. The market value of these securities may be affected by numerous factors, including events occurring in nature, inflationary pressures and international politics. For example, events occurring in nature (such as earthquakes or fires in prime natural resource areas) and political events (such as coups or military confrontations) can affect the overall supply of a natural resource and the value of companies involved in such natural resource. Political risks and the other risks to which foreign securities are subject may also affect domestic companies in which we invest if they have significant operations or investments in foreign countries. In addition, rising interest rates may affect the demand for natural resources.

   Although it is expected that the market prices of asset-based securities will fluctuate on the basis of the underlying natural resource, there may not be a perfect correlation between the price movements of an asset-based security and the underlying natural resource. Asset-based securities are not always secured by a security interest in the underlying natural resource. In addition, asset-based securities typically pay interest or dividends at below-market rates (and in certain cases, at nominal rates).
   The Fund is nondiversified, meaning we can invest more than 5% of our assets in the securities of any one issuer. Investing in a nondiversified mutual fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a nondiversified fund.
   There is also risk involved in the investment strategies we may use. Some of our strategies depend on correctly predicting whether the price or value of an underlying investment will go up or down over a certain period of time. There is always the risk that investments will not perform as we thought they would.
   Like any mutual fund, an investment in the Fund could lose value, and you could lose money. The Fund does not represent a complete investment program. For more detailed information about the risks associated with the Fund, see "How the Fund Invests--Investment Risks."


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2   PRUDENTIAL NATURAL RESOURCES FUND, INC.  [PHONE]  (800) 225-1852

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   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

EVALUATING PERFORMANCE

A number of factors--including risk--affect how the Fund performs. The following bar chart shows the Fund's performance for the last 10 calendar years. The bar chart and table below demonstrate the risk of investing in the Fund by showing how returns can change from year to year and by showing how the Fund's average annual total returns compare with a stock index and a group of similar mutual funds. Past performance, before and after taxes, is not an indication that the Fund will achieve similar results in the future.


                                    [CHART]

Annual Returns/1/ (Class B shares)


 1992   1993    1994    1995    1996    1997     1998     1999    2000     2001
-----  ------  ------  ------  ------  -------  -------  ------  ------  -------
2.94%  29.60%  -5.63%  25.59%  27.13%  -12.88%  -18.09%  44.03%  28.08%  -11.04%

BEST QUARTER: 24.97% (2nd quarter of 1999)
WORST QUARTER: -21.13% (3rd quarter of 2001)



1These annual returns do not include sales charges. If the sales charges were included, the annual returns would be lower than those shown. The total return of the Fund's Class B shares from 1-1-02 to 6-30-02 was 22.73%.



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 AVERAGE ANNUAL RETURNS/1/ (AS OF 12-31-01)



                           1 YR  5 YRS 10 YRS       SINCE INCEPTION
Class A shares          -14.93%  2.91%  9.19% 6.65% (since 1-22-90)
Class C shares          -12.81%  3.00%  N/A   7.56% (since 8-1-94)
Class Z shares          -10.20%  4.26%  N/A   5.28% (since 9-16-96)
CLASS B SHARES
Return Before Taxes     -15.48%  3.05%  8.94% 6.18% (since 9-28-87)
Return After Taxes On
 Distributions/2/       -15.58%  1.89%  7.78% 5.21% (since 9-28-87)
Return After Taxes on
 Distributions and Sale
 of Fund Shares/2/      - 9.43%  2.04%  7.11% 4.82% (since 9-28-87)
INDEX (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)
MSCI World Index/3/     -16.82%  5.37%  8.06%                N/A/3/
S&P 500 Index/4/        -11.88% 10.70% 12.93%                N/A/4/
Lipper Average/5/       -10.07%  3.29%  9.16%                N/A/5/

1The Fund's returns are after deduction of sales charges and expenses.

2After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class B shares. After-tax returns for other classes will vary due to differing sales charges and expenses. Past performance, before and after taxes, does not mean that the Fund will achieve similar results in the future.


3The Morgan Stanley Capital International World Index (MSCI World Index) is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. The MSCI World Index consists of approximately 23 developed market indices in the United States, Europe, Canada, Australia, New Zealand and the Far East. The MSCI World Index is unmanaged and the total return includes the reinvestment of all dividends. These returns do not include the effect of any sales charges, operating expenses or taxes of a mutual fund. The securities in the MSCI World Index may be very different from those in the Fund. These returns would be lower if they included the effect of sales charges. MSCI World Index returns since inception of each class are 6.98% for Class A, 6.89% for Class B, 8.01% for Class C and 6.00% for Class Z shares. Source: Lipper Inc.


4The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. These returns do not include the effect of any operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of operating expenses and taxes. The Fund is in the process of transitioning to the S&P 500 Index, which, as a domestic market proxy, provides a more accurate peer group comparison for the Fund. S&P 500 Index returns since the inception of each class are 13.60%, 12.06%, 15.19%, and 11.86% for Class A, B, C and Z shares respectively. Source: Lipper Inc.


5The Lipper Average is based on the average return of all mutual funds in the Lipper Natural Resources Fund category and does not include the effect of any sales charges or taxes. Again, these returns would be lower if they included the effect of sales charges. Lipper returns since inception of each class are 7.26% for Class A, 6.29% for Class B, 8.52% for Class C and 4.92% for Class Z shares. Source: Lipper Inc.




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FEES AND EXPENSES

These tables show the sales charges, fees and expenses that you may pay if you buy and hold shares of each share class of the Fund--Classes A, B, C and Z. Each share class has different (or no) sales charges--known as loads--and expenses, but represents an investment in the same fund. Class Z shares are available only to a limited group of investors. For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Fund."


 SHAREHOLDER FEES /1/ (PAID DIRECTLY FROM YOUR INVESTMENT)


                                              CLASS A CLASS B CLASS C CLASS Z
Maximum sales charge (load) imposed on
 purchases (as a percentage of offering
 price)                                            5%    None      1%    None
Maximum deferred sales charge (load)
 imposed on sales (as a percentage of the
 lower of original purchase price or sale
 proceeds)                                      1%/2/   5%/3/   1%/4/    None
Maximum sales charge (load) imposed on
 reinvested dividends and other distributions    None    None    None    None
Redemption fees                                  None    None    None    None
Exchange fee                                     None    None    None    None


 ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)


                                        CLASS A CLASS B CLASS C CLASS Z
Management fees                            .75%    .75%    .75%    .75%
+ Distribution and service (12b-1) fees .30%/5/   1.00%   1.00%    None
+ Other expenses                           .71%    .71%    .71%    .71%
= TOTAL ANNUAL FUND OPERATING EXPENSES    1.76%   2.46%   2.46%   1.46%
- Fee waiver                            .05%/5/    None    None    None
= NET ANNUAL FUND OPERATING EXPENSES      1.71%   2.46%   2.46%   1.46%

1Your broker may charge you a separate or additional fee for purchases and sales of shares.

2Investors who purchase $1 million or more of Class A shares are subject to a contingent deferred sales charge (CDSC) of 1% for shares redeemed within 12 months of purchase. This charge is waived for all such Class A shareholders other than those who purchased their shares through certain broker-dealers that are not affiliated with Prudential Financial, Inc. (Prudential)


3The Contingent Deferred Sales Charge (CDSC) for Class B shares decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares convert to Class A shares approximately seven years after purchase.


4The CDSC for Class C shares is 1% for shares redeemed within 18 months of purchase.


5For the fiscal year ending May 31, 2003, the Distributor of the Fund has contractually agreed to reduce its distribution and service fees for Class A shares to .25 of 1% of the average daily net assets of the Class A shares.



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EXAMPLE
This example will help you compare the fees and expenses of the Fund's different share classes and the cost of investing in the Fund with the cost of investing in other mutual funds.
   The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Fund's operating expenses remain the same, except that, after the first year, the example does not take into consideration any reduction in the Distributor's distribution and service (12b-1) fees for Class A shares. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


               1 YR  3 YRS  5 YRS 10 YRS
Class A shares $665 $1,022 $1,402 $2,466
Class B shares $749 $1,067 $1,411 $2,543
Class C shares $447   $859 $1,397 $2,868
Class Z shares $149   $462   $797 $1,746


You would pay the following expenses on the same investment if you did not sell your shares:


               1 YR  3 YRS  5 YRS 10 YRS
Class A shares $665 $1,022 $1,402 $2,466
Class B shares $249   $767 $1,311 $2,543
Class C shares $347   $859 $1,397 $2,868
Class Z shares $149   $462   $797 $1,746



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INVESTMENT OBJECTIVE AND POLICIES
The Fund's investment objective is LONG-TERM GROWTH OF CAPITAL. This means we look to build an investment portfolio which, though potentially volatile in the short term, has the potential for significant capital appreciation over the longer term. While we make every effort to achieve our objective, we

-------------------------       can't guarantee success.
OUR INVESTMENT STRATEGY            In pursuing our objective, we
WE TAKE A CONTRARIAN            normally invest primarily (at least 80% of
APPROACH--LOOKING FOR           the Fund's investable assets) in EQUITY-
INEXPENSIVE SECURITIES AND      RELATED SECURITIES OF NATURAL RESOURCE
SECTORS. WE LOOK TO INVEST IN   COMPANIES AND IN ASSET-BASED
AREAS WHERE COMMODITY PRICES    SECURITIES. Natural resource companies
ARE TEMPORARILY LOW LEADING TO  are companies that own, explore, mine,
TEMPORARILY SUB-PAR FINANCIAL   process or otherwise develop, or provide
PERFORMANCE, BUT WHICH OFFER    goods and services with respect to,
GREAT OPPORTUNITIES FOR THE     natural resources. Asset-based securities
PATIENT INVESTOR. WE ALSO LOOK  are securities, the terms of which are
FOR SPECULATIVE EXPLORATION AND related to the market value of a natural
DEVELOPMENT COMPANIES TO        resource.
PARTICIPATE IN THE TREMENDOUS      The principal type of equity-related
PRICE APPRECIATION THAT THESE   security in which the Fund invests is
COMPANIES OFTEN EXPERIENCE.     common stock. In addition to common
-------------------------       stock, equity-related securities

include preferred stock, rights that can be exercised to obtain stock, warrants and debt securities or preferred stock convertible or exchangeable for common or preferred stock and master limited partnerships.
   The principal amount, redemption terms or conversion terms of the asset-based securities in which we may invest are related to the market price of a natural resource. The Fund will only purchase asset-based securities that are rated, or are issued by companies that have outstanding obligations rated, at least BBB by Standard & Poor's Ratings Group (S&P) or Baa by Moody's Investors Service (Moody's), commercial paper rated at least A-2 by S&P or Prime-2 by Moody's, asset-based securities that are comparably rated by another nationally recognized statistical rating organization (NRSRO) or, if unrated, that the investment adviser has determined to be of comparable quality.


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   In selecting securities for the Fund, we use a bottom-up approach based on a company's growth potential. We ordinarily look for one or more of the following characteristics:
  .  prospects for above-average earnings growth per share
  .  high return on invested capital
  .  healthy balance sheets
  .  sound financial and accounting policies and overall financial strength
  .  strong competitive advantages
  .  effective research and product development and marketing
  .  efficient service
  .  pricing flexibility
  .  strength of management
  . general operating characteristics that will allow the companies to compete successfully in their marketplace.

   Generally, we consider selling a security when it no longer displays the conditions for growth, is no longer undervalued, or falls short of expectations.
   For more information, see "Investment Risks" and the Statement of Additional Information, "Description of the Fund, Its Investments and Risks." The
Statement of Additional Information -- which we refer to as the SAI --contains additional information about the Fund. To obtain a copy, see the back cover page of this prospectus.

   The Fund's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Fund's Board of Directors can change investment policies that are not fundamental. The Fund will provide 60 days' prior written notice to shareholders of any change in the Fund's non-fundamental policy of investing 80% of its investable assets in the type of investments suggested by its name.


OTHER INVESTMENTS AND STRATEGIES
In addition to the principal strategies discussed above, we may also use the following strategies to increase the Fund's returns or protect its assets if market conditions warrant.

FOREIGN SECURITIES
We may invest in FOREIGN SECURITIES, including stocks and other equity-related securities, money market instruments and other fixed-income securities of foreign issuers. These may include securities of issuers in


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emerging markets. We do not consider American Depositary Receipts (ADRs) and other similar receipts or shares traded in U.S. markets to be foreign securities.

INVESTMENT IN INITIAL PUBLIC OFFERINGS
The Fund may participate in the initial public offering (IPO) market. IPO investments may increase the Fund's total returns. As the Fund's assets grow, the impact of IPO investments will decline, which may reduce the Fund's total returns.

MONEY MARKET INSTRUMENTS, BONDS AND OTHER FIXED-INCOME OBLIGATIONS

Under normal conditions, the Fund may invest up to 20% of total assets in MONEY MARKET INSTRUMENTS, BONDS AND OTHER FIXED-INCOME OBLIGATIONS. Money market instruments and bonds are known as fixed-income securities because issuers of these securities are obligated to pay interest and principal. Typically, fixed-income securities don't increase or decrease in value in relation to an issuer's financial condition or business prospects as stocks may, although their value does fluctuate inversely to changes in interest rates generally and directly in relation to their perceived credit quality. Corporations and governments issue money market instruments and bonds to raise money. The Fund may buy obligations of companies, foreign countries or the U.S. government. Money market instruments include the commercial paper and short-term obligations of foreign and domestic corporations, banks and governments and their agencies.


   The Fund will purchase only money market instruments that have received one of the two highest short-term debt ratings from Moody's, S&P or another NRSRO. For bonds and other long-term fixed-income obligations, we may invest in "investment grade" obligations. An obligation is investment grade if it has received one of the top four long-term debt ratings from a NRSRO. Obligations rated in the fourth category (Baa for Moody's or BBB for S&P) have speculative characteristics and are subject to a greater risk of loss of principal and interest. We may also invest in obligations that are not rated, but which the investment adviser believes are of comparable quality.

   After a security has been purchased by the Fund, it may be assigned a lower rating or cease to be rated. This does not mean that the Fund must sell the security, but the investment adviser will consider such an event in deciding whether the Fund should continue to hold the security in its portfolio.


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   For more information about bonds and bond ratings, see the SAI, "Appendix I -- Description of Security Ratings."

REPURCHASE AGREEMENTS
The Fund may also use REPURCHASE AGREEMENTS, where a party agrees to sell a security to the Fund and then repurchase it at an agreed-upon price at a stated time. This creates a fixed return for the Fund and is, in effect, a loan by the Fund. Repurchase agreements are used for cash management purposes.

TEMPORARY DEFENSIVE INVESTMENTS
In response to adverse market, economic or political conditions, we may temporarily invest up to 100% of the Fund's assets in MONEY MARKET INSTRUMENTS. Investing heavily in these securities limits our ability to achieve capital appreciation and our investment objective, but can help to preserve the Fund's assets when equity markets are unstable.

DERIVATIVE STRATEGIES

We may use a number of alternative investment strategies -- including DERIVATIVES -- to try to improve the Fund's returns. We may use hedging techniques to try to protect its assets. We cannot guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Fund will not lose money.
Derivatives -- such as futures, options, foreign currency forward contracts and options on futures --involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying asset, rate or index -- a security, market index, currency, interest rate or some other investment -- will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return taking into account the Fund's overall investment objective. The investment adviser will consider various factors (such as cost) in deciding whether or not to employ any particular strategy or use any particular instrument. Any derivatives we may use may not match or correspond exactly with the Fund's actual portfolio holdings. Derivatives that involve leverage could magnify losses.


OPTIONS. The Fund may purchase and sell put and call options on equity securities and stock indexes and foreign currencies traded on U.S. or foreign securities exchanges, on Nasdaq or in the over-the-counter market. An


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OPTION is the right to buy or sell securities or currencies in exchange for a premium. The Fund will sell only COVERED OPTIONS.



FUTURES CONTRACTS AND RELATED OPTIONS, FOREIGN CURRENCY FORWARD CONTRACTS. The Fund may purchase and sell stock and bond index futures contracts and related options on stock and bond index futures. The Fund also may purchase and sell futures contracts on foreign currencies and related options on foreign currency futures contracts. A FUTURES CONTRACT is an agreement to buy or sell a set quantity of an underlying product at a future date or make or receive a cash payment based on the value of a securities index. The terms of futures contracts are standardized. In the case of a financial futures contract based upon a broad index, there is no delivery of the securities comprising the index, margin is uniform, a clearing corporation or an exchange is the counterparty and the Fund makes daily margin payments based on price movements in the index. The Fund may also enter into foreign currency forward contracts to protect the value of its assets against future changes in the level of foreign exchange rates. A FOREIGN CURRENCY FORWARD CONTRACT is an obligation to buy or sell a given currency on a future date at a set price. Delivery of the underlying currency is expected, the terms are individually negotiated. The counterparty is not a clearing corporation or an exchange and payment on the contract is made upon delivery, rather than daily.

   For more information about these strategies, see the SAI, "Description of the Fund, Its Investments and Risks -- Risk Management and Return Enhancement Strategies."

ADDITIONAL STRATEGIES
The Fund also follows certain policies when it BORROWS MONEY (the Fund can borrow up to 33 1/3% of the value of its total assets); LENDS ITS SECURITIES to others for cash management purposes (the Fund can lend up to 33 1/3% of the value of its total assets, including collateral received in the transaction); and HOLDS ILLIQUID SECURITIES (the Fund may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions, those without a readily available market and repurchase agreements with maturities longer than seven days). The Fund is "NONDIVERSIFIED," meaning it can invest more than 5% of its assets in the securities of any one issuer. The Fund is subject to certain other investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.


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INVESTMENT RISKS

As noted, all investments involve risk, and investing in the Fund is no exception. Since the Fund's holdings can vary significantly from broad market indexes, performance of the Fund can deviate from performance of the indexes. This chart outlines the key risks and potential rewards of the principal strategies of the Fund and certain other non-principal investments the Fund may make. The investment types are listed in the order in which they normally will be used by the portfolio managers. Unless otherwise noted, the Fund's ability to engage in a particular type of investment is expressed as a percentage of total assets. For more information, see "Description of the Fund, Its Investments and Risks" in the SAI.



INVESTMENT TYPE
% of Fund's Assets             RISKS                              POTENTIAL REWARDS
NATURAL RESOURCE             . Natural resource                 . The scarcity of certain
EQUITY-RELATED AND             companies are affected             resources coupled with
ASSET-BASED SECURITIES         by numerous factors,               increasing demand can
                               including events occurring         create attractive
At least 80% of investable     in nature, inflationary            investment opportunities
assets, up to 100%             pressures and
                               international politics
                             . Other risks associated
                               with foreign securities in
                               general and equity-related
                               securities, both as
                               described below
                             . There may not be a
                               perfect correlation
                               between the price
                               movements of an asset-
                               based security and the
                               underlying natural
                               resource
                             . Asset-based securities are
                               not always secured by a
                               security interest in the
                               underlying natural
                               resource
                             . Asset-based securities
                               typically pay interest or
                               dividends at below-market
                               rates
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INVESTMENT TYPE
% of Fund's Assets              RISKS                              POTENTIAL REWARDS
COMMON STOCK AND              . Individual stocks could          . Historically, stocks have
OTHER EQUITY-RELATED            lose value                         outperformed other
SECURITIES                    . The equity markets could           investments over the long
                                go down, resulting in a            term
For natural resource            decline in value of the          . Generally, economic
companies, usually at least     Fund's investments                 growth leads to higher
80% of investable assets,     . Companies that pay                 corporate profits, which
and up to 100%.                 dividends may not do so if         leads to an increase in
                                they don't have profits or         stock prices, known as
For other companies, up to      adequate cash flow                 capital appreciation
20% of investable assets.     . Changes in economic or           . May be a source of
                                political conditions, both         dividend income
                                domestic and
                                international, may result
                                in a decline in the value
                                of the Fund's investments






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FOREIGN SECURITIES        . Foreign markets,                  . Investors can participate
                            economies and political             in the growth of foreign
Up to 20%; usually less     systems, particularly those         markets through
than 10%                    in developing countries,            investments in companies
                            may not be as stable as in          operating in those
                            the U.S.                            markets
                          . Currency risk--changing           . May profit from changing
                            values of foreign                   values of foreign
                            currencies can cause                currencies
                            losses                            . Opportunities for
                          . May be less liquid than             diversification
                            U.S. stocks and bonds
                          . Differences in foreign
                            laws, accounting
                            standards, public
                            information and custody
                            and settlement practices
                            provide less reliable
                            information on foreign
                            investments and involve
                            more risk
                          . Investments in emerging
                            market securities are
                            subject to greater volatility
                            and price declines
------------------------------------------------------------------------------------------



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                                                                  13

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How the Fund Invests
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INVESTMENT TYPE (CONT'D)
% of Fund's Assets           RISKS                                POTENTIAL REWARDS
FIXED-INCOME               . The Fund's holdings,               . Bonds have generally
OBLIGATIONS                  share price, yield and               outperformed money
                             total return may fluctuate           market instruments over
Up to 20%; usually less      in response to bond                  the long term with less
than 10%                     market movements                     risk than stocks
                           . Credit risk-- the risk that        . Most bonds will rise in
                             the default of an issuer             value when interest rates
                             would leave the Fund with            fall
                             unpaid interest or                 . A source of regular
                             principal. The lower an              interest income
                             instrument's quality, the          . Investment grade
                             higher its potential                 obligations have a lower
                             volatility                           risk of default
                           . Market risk--the risk that         . Generally more secure
                             the market value of an               than stock since
                             investment may move                  companies must pay their
                             down, sometimes rapidly              debts before paying
                             or unpredictably. Market             dividends to stockholders
                             risk may affect an
                             industry, a sector or the
                             market as a whole
                           . Interest rate risk--the risk
                             that the value of most
                             bonds will fall when
                             interest rates rise; the
                             longer a bond's maturity
                             and the lower its credit
                             quality, the more its value
                             typically falls. It can lead
                             to price volatility
-----------------------------------------------------------------------------------------------



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14  PRUDENTIAL NATURAL RESOURCES FUND, INC.  [PHONE]  (800) 225-1852

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INVESTMENT TYPE (CONT'D)
% of Fund's Assets            RISKS                                 POTENTIAL REWARDS
DERIVATIVES                 . The value of derivatives            . The Fund could make
                              (such as futures and                  money and protect
Usually less than 10%         options) that are used to             against losses through
                              hedge a portfolio security is         investments in derivatives
                              determined independently              if the investment analysis
                              from that security and                proves correct
                              could result in a loss to the       . Derivatives that involve
                              Fund when the price                   leverage could generate
                              movement of the derivative            substantial gains at low
                              does not correlate with a             cost
                              change in the value of the          . One way to manage the
                              portfolio security                    Fund's risk/return balance
                            . Derivatives used for risk             is by locking in the value
                              management may not                    of an investment ahead of
                              have the intended effects             time
                              and may result in losses            . Hedges that correlate well
                              or missed opportunities               with an underlying position
                            . The other party to a                  can reduce or eliminate
                              derivatives contract could            investment income or
                              default                               capital gains at low cost
                            . Derivatives can increase
                              share price volatility and
                              those that involve
                              leverage could magnify
                              losses
                            . Certain types of
                              derivatives involve costs to
                              the Fund that can reduce
                              returns
---------------------------------------------------------------------------------------------------
ILLIQUID SECURITIES         . May be difficult to value           . May offer a more
                              precisely                             attractive yield or
Up to 15% of net assets     . May be difficult to sell at           potential for growth than
                              the time or price desired             more widely traded
                                                                    securities
---------------------------------------------------------------------------------------------------
MONEY MARKET                . Limits potential for capital        . May preserve the Fund's
INSTRUMENTS                   appreciation and                      assets
                              achieving our objective
Up to 20% under normal      . See credit risk and market
circumstances; up to 100%     risk above (which are less
on a temporary basis          of a concern for
                              money market
                              instruments)
---------------------------------------------------------------------------------------------------



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How the Fund is Managed
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BOARD OF DIRECTORS
The Fund's Board of Directors oversees the actions of the Manager, Investment Adviser and Distributor and decides on general policies. The Board also oversees the Fund's officers, who conduct and supervise the daily business operations of the Fund.

MANAGER

PRUDENTIAL INVESTMENTS LLC (PI)

GATEWAY CENTER THREE, 100 MULBERRY STREET
NEWARK, NJ 07102-4077


   Under a management agreement with the Fund, PI manages the Fund's investment operations and administers its business affairs. PI is also responsible for supervising the Fund's investment adviser. For the fiscal year ended May 31, 2002, the Fund paid PI management fees of .75% of the Fund's average daily net assets.


   PI and its predecessors have served as manager or administrator to investment companies since 1987. As of March 31, 2002, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $101 billion.


   Subject to the supervision of the Board of Directors of the Fund, PI is responsible for conducting the initial review of prospective investment advisers for the Fund. In evaluating a prospective investment adviser, PI considers many factors, including the firm's experience, investment philosophy and historical performance. PI is also responsible for monitoring the performance of the Fund's investment adviser.


   PI and the Fund operate under an exemptive order (the Order) from the Securities and Exchange Commission (the Commission) that generally permits PI to enter into or amend agreements with investment advisers without obtaining shareholder approval each time. This authority is subject to certain conditions, including the requirement that the Board of Directors must approve any new or amended agreements with an investment adviser. Shareholders of the Fund still have the right to terminate these agreements at any time by a vote of the majority of outstanding shares of the Fund. The Fund will notify shareholders of any new investment advisers or material amendments to advisory agreements pursuant to the Order.



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16  PRUDENTIAL NATURAL RESOURCES FUND, INC.  [PHONE]  (800) 225-1852

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INVESTMENT ADVISER

JENNISON ASSOCIATES LLC (Jennison) is the Fund's investment adviser. Its address is 466 Lexington Avenue, New York, NY 10017. PI has responsibility for all investment advisory services, supervises Jennison and pays Jennison for its services. As of March 31, 2002, Jennison had approximately $61 billion in assets under management. Jennison has served as an investment adviser since 1969 and has advised investment companies since 1990.


PORTFOLIO MANAGERS

The Fund's portfolio is co-managed by LEIGH R. GOEHRING and MARK G. DEFRANCO. Mr. Goehring is a Vice President of Jennison. From 1986 until joining Jennison in September 2000, he was with Prudential, where he began serving as a portfolio manager for the Fund in 1991. Mr. Goehring received his B.A. in 1981 from Hamilton College with a double major in Economics and Mathematics. Mark DeFranco, a Vice President of Jennison, has served as a portfolio manager for the Fund since September 2000. Before joining Jennison in 1998, he had over 12 years of experience in the investment industry, including positions at Pomboy Capital, where he was a precious metals equity analyst and portfolio manager, and Comstock Partners, where he was an analyst. Mr. DeFranco received his B.A. in Economics from Bates College in 1983 and his M.B.A. in Finance from Columbia University Graduate School of Business in 1987.


DISTRIBUTOR

Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund. The Fund has Distribution and Service Plans (the Plans) pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Under the Plans and the Distribution Agreement, PIMS pays the expenses of distributing the Fund's Class A, B, C and Z shares and provides certain shareholder support services. The Fund pays distribution and other fees to PIMS as compensation for its services for each class of shares other than Class Z. These fees-- known as 12b-1 fees--are shown in the "Fees and Expenses" tables. Because these fees are paid from the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.



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Fund Distributions and Tax Issues
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Investors who buy shares of the Fund should be aware of some important tax issues. For example, the Fund pays DIVIDENDS of ordinary income and distributes realized net CAPITAL GAINS, if any, to shareholders. These distributions are subject to federal income taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA) or some other qualified or tax-deferred plan or account. Dividends and distributions from the Fund may also be subject to state and local income taxes.
   Also, if you sell shares of the Fund for a profit, you may have to pay capital gains taxes on the amount of your profit, again unless you hold your shares in a qualified or tax-deferred plan or account.
   The following briefly discusses some of the important federal income tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS
The Fund distributes DIVIDENDS of any net investment income to shareholders--typically once a year. For example, if the Fund owns an ACME Corp. stock and the stock pays a dividend, the Fund will pay out a portion of this dividend to its shareholders, assuming the Fund's income is more than its costs and expenses. The dividends you receive from the Fund will be taxed as ordinary income, whether or not they are reinvested in the Fund.

   The Fund also distributes realized net CAPITAL GAINS to shareholders -- typically once a year. Capital gains are generated when the Fund sells its assets for a profit. For example, if the Fund bought 100 shares of ACME Corp. stock for a total of $1,000 and more than one year later sold the shares for a total of $1,500, the Fund has net long-term capital gains of $500, which it will pass on to shareholders (assuming the Fund's total gains are greater than any losses it may have). Capital gains are taxed differently depending on how long the Fund holds the security -- if a security is held more than one year before it is sold, LONG-TERM capital gains generally are taxed at rates of up to 20%, but if the security is held one year or less, SHORT-TERM capital gains are taxed at rates of up to 38.6%. Different rates apply to corporate shareholders.


   For your convenience, Fund distributions of dividends and net capital gains are AUTOMATICALLY REINVESTED in the Fund without any sales charge. If you ask us to pay the distributions in cash, we will send you a check if your



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18  PRUDENTIAL NATURAL RESOURCES FUND, INC.  [PHONE]  (800) 225-1852

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Fund Distributions and Tax Issues
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account is with the Transfer Agent. Otherwise, if your account is with a broker, you will receive a credit to your account. Either way, the distributions may be subject to income taxes unless your shares are held in a qualified or tax-deferred plan or account. For more information about automatic reinvestment and other shareholder services, see "Step 4: Additional Shareholder Services" in the next section.


TAX ISSUES
FORM 1099
Every year, you will receive a Form 1099, which reports the amount of dividends and capital gains we distributed to you during the prior year. If you own shares of the Fund as part of a qualified or tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099. However, you will receive a Form 1099 when you receive any distributions from your qualified or tax-deferred plan or account.

   Fund distributions are generally taxable to you in the calendar year in which they are received, except when we declare certain dividends in the fourth quarter and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year. Corporate shareholders generally are eligible for the 70% dividends-received deduction for certain dividends.


WITHHOLDING TAXES

If federal tax law requires you to provide the Fund with your tax identification number and certifications as to your tax status, and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury a portion (currently 30%, but declining to 28% by 2006) of your distributions and sale proceeds. Dividends of net investment income and net short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.


IF YOU PURCHASE JUST BEFORE RECORD DATE

If you buy shares of the Fund just before the record date for a distribution (the date that determines who receives the distribution), we will pay that distribution to you. As explained above, the distribution may be subject to ordinary income or capital gains taxes. You may think you've done well,



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Fund Distributions and Tax Issues
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since you bought shares one day and soon thereafter received a distribution. That is not so because when dividends are paid out, the value of each share of the Fund decreases by the amount of the dividend to reflect the payout, although this may not be apparent because the value of each share of the Fund will also be affected by market changes, if any. The distribution you receive makes up for the decrease in share value. However, the timing of your purchase means that part of your investment came back to you as taxable income.

QUALIFIED AND TAX-DEFERRED RETIREMENT PLANS
Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax deductible, but distributions from the plan may be tax-free. Please contact your financial adviser for information on a variety of Prudential mutual funds that are suitable for retirement plans offered by Prudential.

IF YOU SELL OR EXCHANGE YOUR SHARES

If you sell any shares of the Fund for a profit, you have REALIZED A CAPITAL GAIN, which is subject to tax unless you hold shares in a qualified or tax-deferred plan or account. The amount of tax you pay depends on how long you owned your shares and when you bought them. If you sell shares of the Fund for a loss, you may have a capital loss, which you may use to offset certain capital gains you have.

-----------------------------------------------------
                       +$   Capital Gain
                            (taxes owed)
$ Receipts
  from Sale                 OR

                       -$   Capital Loss
                            (offset against gain)
-----------------------------------------------------

   If you sell shares of the Fund and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days before the sale of the shares). If you acquire shares of the Fund and sell your shares within 90 days, you may not be allowed to include certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale of the shares.


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   Exchanging your shares of the Fund for the shares of another Prudential mutual fund is considered a sale for tax purposes. In other words, it's a "taxable event." Therefore, if the shares you exchanged have increased in value since you purchased them, you will have capital gains, which are subject to the taxes described above.
   Any gain or loss you may have from selling or exchanging Fund shares will not be reported on the Form 1099; however, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, unless you hold your shares in a qualified or tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell--or exchange--Fund shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

AUTOMATIC CONVERSION OF CLASS B SHARES

We have obtained a legal opinion that the conversion of Class B shares into Class A shares--which happens automatically approximately seven years after purchase--is not a "taxable event." This opinion, however, is not binding on the Internal Revenue Service (IRS). For more information about the automatic conversion of Class B shares, see "Class B Shares Convert to Class A Shares After Approximately Seven Years" in the next section.



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HOW TO BUY SHARES
STEP 1: OPEN AN ACCOUNT
If you don't have an account with us or a securities firm that is permitted to buy or sell shares of the Fund for you, call Prudential Mutual Fund Services LLC (PMFS) at (800) 225-1852 or contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: INVESTMENT SERVICES
P.O. BOX 8179
PHILADELPHIA, PA 19101

   You may purchase shares by check or wire. We do not accept cash or money orders. To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. We have the right to reject any purchase order (including an exchange into the Fund) or suspend or modify the Fund's sale of its shares.

STEP 2: CHOOSE A SHARE CLASS
Individual investors can choose among Class A, Class B, Class C and Class Z shares of the Fund, although Class Z shares are available only to a limited group of investors.

   Multiple share classes let you choose a cost structure that better meets your needs. With Class A shares, you pay the initial sales charge at the time of purchase, but the operating expenses each year are lower than the expenses of Class B and Class C shares. The Class A CDSC is waived for all Class A shareholders other than those who purchased their shares from certain broker-dealers not affiliated with Prudential. With Class B shares, you only pay a sales charge if you sell your shares within six years (that is why it is called a Contingent Deferred Sales Charge or CDSC), but the operating expenses each year are higher than the Class A share expenses. With Class C shares, you pay a 1% front-end sales charge and a 1% CDSC if you sell within 18 months of purchase, but the operating expenses are also higher than the expenses for Class A shares.

   When choosing a share class, you should consider the following:

  .  The amount of your investment,


  . The length of time you expect to hold the shares and the impact of the varying distribution fees. Over time, the fees will increase the cost of your investment and may cost you more than paying other types of sales charges,


  . The different sales charges that apply to each share class--Class A's front-end sales charge vs. Class B's CDSC vs. Class C's low front-end sales charge and low CDSC,



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  .  Whether you qualify for any reduction or waiver of sales charges,


  . The fact that, if you are purchasing Class B shares in an amount of $100,000 or more, you should consult with your financial adviser to determine whether other share classes are more beneficial given your circumstances,


  . The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase, and

  .  Whether you qualify to purchase Class Z shares.
   See "How to Sell Your Shares" for a description of the impact of CDSCs.

Share Class Comparison. Use this chart to help you compare the Fund's different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.


                           CLASS A         CLASS B         CLASS C           CLASS Z
Minimum purchase           $1,000          $1,000          $2,500            None
 amount/1/
Minimum amount for         $100            $100            $100              None
 subsequent purchases/1/
Maximum initial sales      5% of the       None            1% of the public  None
 charge                    public offering                 offering price/2/
                           price
Contingent Deferred        1%/4/           If sold during: 1% on sales       None
 Sales Charge (CDSC)/3/                    Year 1    5%    made within 18
                                           Year 2    4%    months of
                                           Year 3    3%    purchase/3/
                                           Year 4    2%
                                           Years 5/6 1%
                                           Year 7    0%
Annual distribution and    .30 of 1%;      1%              1%                None
 service (12b-1) fees      (.25 of 1%
 (shown as a percentage of currently)
 average net assets)/5/

1The minimum investment requirements do not apply to certain retirement and employee savings plans and custodial accounts for minors. The minimum initial and subsequent investment for purchases made through the Automatic Investment Plan is $50. For more information, see "Additional Shareholder Services--Automatic Investment Plan."
21.01% of the net amount invested.
3For more information about the CDSC and how it is calculated, see "How to Sell
 Your Shares--Contingent Deferred Sales Charge (CDSC)." Class C shares bought before November 2, 1998, have a 1% CDSC if sold within one year.

4Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a 1% CDSC. This charge is waived for all such Class A shareholders other than those who purchased their shares through certain broker-dealers that are not affiliated with Prudential.


5These distribution and service fees are paid from the Fund's assets on a continuous basis. The service fee for Class A, Class B and Class C shares is .25 of 1%. The distribution fee for Class A shares is limited to .30 of 1% (including the .25 of 1% service fee). Class B and Class C shares pay a distribution fee (in addition to the service fee) of .75 of 1%. For the fiscal year ending May 31, 2003, the Distributor of the Fund has contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to .25 of 1% of the average daily net assets of the Class A shares.



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How to Buy, Sell and
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REDUCING OR WAIVING CLASS A'S INITIAL SALES CHARGE
The following describes the different ways investors can reduce or avoid paying Class A's initial sales charge.

Increase the Amount of Your Investment. You can reduce Class A's sales charge by increasing the amount of your investment. This table shows how the sales charge decreases as the amount of your investment increases.

                      SALES CHARGE AS %  SALES CHARGE AS %      DEALER
AMOUNT OF PURCHASE    OF OFFERING PRICE OF AMOUNT INVESTED REALLOWANCE
Less than $25,000                 5.00%              5.26%       4.75%
$25,000 to $49,999                4.50%              4.71%       4.25%
$50,000 to $99,999                4.00%              4.17%       3.75%
$100,000 to $249,999              3.25%              3.36%       3.00%
$250,000 to $499,999              2.50%              2.56%       2.40%
$500,000 to $999,999              2.00%              2.04%       1.90%
$1 million and above*              None               None        None

*If you invest $1 million or more, you can buy only Class A shares, unless you qualify to buy Class Z shares. If you purchase $1 million or more of Class A shares, you will be subject to a 1% CDSC for shares redeemed with 12 months of purchase. This charge is waived for all such Class A shareholders other than those who purchase their shares through certain broker-dealers that are not affiliated with Prudential.


   To satisfy the purchase amounts above, you can:

  .  Invest with an eligible group of investors who are related to you,


  .  Buy Class A shares of two or more Prudential mutual funds at the same time,


  . Use your RIGHTS OF ACCUMULATION, which allow you to combine (1) the current value of Prudential mutual fund shares you already own, (2) the value of money market shares you have received for shares of those series in an exchange transaction, and (3) the value of the shares you are purchasing for purposes of determining the applicable sales charge (note: you must notify the Transfer Agent at the time of purchase if you qualify for Rights of Accumulation), or

  . Sign a LETTER OF INTENT, stating in writing that you or an eligible group of related investors will purchase a certain amount of shares in the Fund and other Prudential mutual funds within 13 months.

   The Distributor may reallow Class A's sales charge to dealers.

Benefit Plans. Certain group retirement and savings plans may purchase Class A shares without the initial sales charge if they meet the required minimum for amount of assets, average account balance or number of


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eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

Mutual Fund Programs. The initial sales charge will be waived for investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:
  . Mutual fund "wrap" or asset allocation programs, where the sponsor places Fund trades and charges its clients a management, consulting or other fee for its services, or
  . Mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

   Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.


Other Types of Investors. Other investors pay no sales charge, including certain officers, employees or agents of Prudential and its affiliates, the Prudential mutual funds, the investment advisers of the Prudential mutual funds and registered representatives and employees of brokers that have entered into a dealer agreement with the Distributor. To qualify for a reduction or waiver of the sales charge, you must notify the Transfer Agent or your broker at the time of purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Reduction and Waiver of Initial Sales Charge--Class A Shares."


WAIVING CLASS C'S INITIAL SALES CHARGE
Benefit Plans. Certain group retirement plans may purchase Class C shares without the initial sales charge. For more information, call Prudential at
(800) 353-2847.


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Investment of Redemption Proceeds from Other Investment Companies. The initial sales charge will be waived for purchases of Class C shares if the purchase is made with money from the redemption of shares of any unaffiliated investment company, as long as the shares were not held in an account at Prudential Securities Incorporated (Prudential Securities) or one of its affiliates. Such purchases must be made within 60 days of the redemption. To qualify for this waiver, you must do one of the following:
  .  Purchase your shares through an account at Prudential Securities,

  . Purchase your shares through an COMMAND Account or an Investor Account with Pruco Securities Corporation, or

  .  Purchase your shares through another broker.

   This waiver is not available to investors who purchase shares directly from the Transfer Agent. If you are entitled to the waiver, you must notify either the Transfer Agent or your broker, who may require any supporting documents they consider appropriate.


Other: Investors who purchase Class C shares through certain broker-dealers that are not affiliated with Prudential may purchase Class C shares without paying the initial sales charge.


QUALIFYING FOR CLASS Z SHARES
Benefit Plans. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

Mutual Fund Programs. Class Z shares can also be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. Class Z shares can also be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:
  . Mutual fund "wrap" or asset allocation programs, where the sponsor places Fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or
  . Mutual fund "supermarket" programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.



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   Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Other Types of Investors. Class Z shares of the Fund can be purchased by any of the following:
  . Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available option,
  . Current and former directors/trustees of the Prudential mutual funds (including the Fund), and
  .  Prudential, with an investment of $10 million or more.


   In connection with the sale of shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons a commission of up to 4% of the purchase price for Class B shares, up to 2% of the purchase price for Class C shares, and a finder's fee for Class A or Class Z shares from their own resources based on a percentage of the net asset value of shares sold or otherwise. The Distributor or one of its affiliates may make ongoing payments, from its own resources to brokers, financial advisers and other persons for providing recordkeeping or otherwise facilitating the maintenance of shareholder accounts.


CLASS B SHARES CONVERT TO CLASS A SHARES AFTER APPROXIMATELY SEVEN YEARS
If you buy Class B shares and hold them for approximately seven years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B shares that you purchased with reinvested dividends and other distributions. Since the 12b-1 fees for Class A shares are lower than for Class B shares, converting to Class A shares lowers your Fund expenses.
   When we do the conversion, you will get fewer Class A shares than the number of converted Class B shares if the price of the Class A shares is higher than the price of Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares.


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We do the conversions quarterly, not on the anniversary date of your purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Conversion Feature--Class B Shares."

STEP 3: UNDERSTANDING THE PRICE YOU'LL PAY
The price you pay for each share of the Fund is based on the share value. The share value of a mutual fund--known as the NET ASSET VALUE or NAV--is determined by a simple calculation: it's the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding.

-------------------------        For example, if the value of the
MUTUAL FUND SHARES               investments held by Fund XYZ (minus
THE NAV OF MUTUAL FUND SHARES    its liabilities) is $1,000 and there are
CHANGES EVERY DAY BECAUSE THE    100 shares of Fund XYZ owned by
VALUE OF A FUND'S PORTFOLIO      shareholders, the price of one share of
CHANGES CONSTANTLY. FOR          the fund--or the NAV--is $10 ($1,000
EXAMPLE, IF FUND XYZ HOLDS       divided by 100).
ACME CORP. STOCK IN ITS             The Fund's portfolio securities are
PORTFOLIO AND THE PRICE OF ACME  valued based upon market quotations
STOCK GOES UP WHILE THE VALUE OF or, if not readily available, at fair value
THE FUND'S OTHER HOLDINGS        as determined in good faith under
REMAINS THE SAME AND EXPENSES    procedures established by the Fund's
DON'T CHANGE, THE NAV OF         Board. The Fund also may use fair
FUND XYZ WILL INCREASE.          value pricing if it determines that the
-------------------------        market quotation is not reliable based,




among other things, on events that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that the Fund's NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S., but also may occur with U.S.-traded securities. The fair value of a portfolio security that the Fund uses to determine its NAV may differ from the security's quoted or published price. For purposes of computing the Fund's NAV, we will value the Fund's futures contracts 15 minutes after the close of trading on the New York Stock Exchange (NYSE). Except when we fair value securities or as noted below, we normally value each foreign security held by the Fund as of the close of the security's primary market. The Fund may determine to use fair value pricing after the



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NAV publishing deadline, but before capital shares are processed; in these instances, the NAV you receive may differ from the published NAV price.


   We determine the Fund's NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. The NYSE is closed on most national holidays and Good Friday. We do not price, and you will not be able to purchase, redeem or exchange the Fund's shares on days when the NYSE is closed but the primary markets for the Fund's foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and you may purchase, redeem or exchange shares on days that the NYSE is open but foreign securities markets are closed. We may not determine the Fund's NAV on days when we have not received any orders to purchase, sell or exchange Fund shares, or when changes in the value of the Fund's portfolio do not materially affect its NAV.


   Most national newspapers report the NAVs of larger mutual funds, allowing investors to check the price of those funds daily.


WHAT PRICE WILL YOU PAY FOR SHARES OF THE FUND?
For Class A and Class C shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For Class B and Class Z shares, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares.

   Unless regular trading on the NYSE closes before 4:00 p.m., your order to purchase must be received by 4:00 p.m. New York time in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m., you will receive the following day's NAV if your order to purchase is received after the close of regular trading on the NYSE.


STEP 4: ADDITIONAL SHAREHOLDER SERVICES
As a Fund shareholder, you can take advantage of the following services and privileges:

Automatic Reinvestment. As we explained in the "Fund Distributions and Tax Issues" section, the Fund pays out--or distributes--its net investment


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income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Fund at NAV without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, notify your broker or notify the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: ACCOUNT MAINTENANCE
P.O. BOX 8159
PHILADELPHIA, PA 19101

Automatic Investment Plan. You can make regular purchases of Fund shares for as little as $50 by having the funds automatically withdrawn from your bank or brokerage account at specified intervals.

Retirement Plan Services. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs or SEP-IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLEs, SEP plans, Keoghs, 403(b) plans, pension and profit-sharing plans), your financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.




Systematic Withdrawal Plan. A Systematic Withdrawal Plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks. Remember, the sale of Class A (in certain cases), Class B and Class C shares may be subject to a CDSC. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.


Reports to Shareholders. Every year, we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Fund. To reduce Fund expenses,


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we may send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise. If you would like to receive multiple copies of prospectuses, shareholder reports and proxy statements, please call us toll free at (800) 225-1852. We will begin sending multiple copies of these documents within 30 days of receipt of your request.


HOW TO SELL YOUR SHARES

You can sell your shares of the Fund for cash (in the form of a check) at any time, subject to certain restrictions. For more information about these restrictions, see "Restrictions on Sales" in the next section.


   When you sell shares of the Fund--also known as redeeming your shares--the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell (less any applicable CDSC). If your broker holds your shares, your broker must receive your order to sell by 4:00 p.m. New York time to process the sale on that day. In the event that regular trading on the NYSE closes before 4:00 p.m., you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. Otherwise contact:


PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: REDEMPTION SERVICES
P.O. BOX 8149
PHILADELPHIA, PA 19101

   Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid this delay if you purchase shares by wire, certified check or cashier's check. Your broker may charge you a separate or additional fee for sales of shares.

RESTRICTIONS ON SALES

There are certain times when you may not be able to sell shares of the Fund, or we may delay paying you the proceeds from a sale. As permitted by the



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Commission, this may happen during unusual market conditions or emergencies when the Fund can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."


   If you are selling more than $100,000 of shares, you want the redemption proceeds payable to or sent to someone or some place that is not in our records, or you are a business or a trust, and if you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order signature guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker-dealer, savings association or credit union. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares--Signature Guarantee."


CONTINGENT DEFERRED SALES CHARGE (CDSC)

If you sell Class B shares within six years of purchase or Class C shares within 18 months of purchase (one year for Class C shares purchased before November 2, 1998), you will have to pay a CDSC. In addition, if you purchase $1 million or more of Class A shares through certain broker-dealers that are not affiliated with Prudential, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase. To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:


  . Amounts representing shares you purchased with reinvested dividends and distributions,


  . Amounts representing the increase in NAV above the total amount of payments for shares made during the past 12 months for Class A shares (in certain cases), six years for Class B shares (five years for Class B shares purchased before January 22, 1990) and 18 months for Class C shares (one year for Class C shares purchased before November 2, 1998), and


  . Amounts representing the cost of shares held beyond the CDSC period (12 months for Class A shares (in certain cases), six years for Class B shares and 18 months for Class C shares).


   Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid--or at least minimize--the CDSC.


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   Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

   As we noted before in the "Share Class Comparison" chart, the CDSC for Class B shares is 5% in the first year, 4% in the second, 3% in the third, 2% in the fourth and 1% in the fifth and sixth years. The rate decreases on the first day of the month following the anniversary date of your purchase, not on the anniversary date itself. The CDSC is 1% for Class C shares--which is applied to shares sold within 18 months of purchase (or one year for Class C shares purchased before November 2, 1998). Class A shares are subject to a CDSC, in certain cases, as previously noted, of 1% that is applied to Class A shares sold within 12 months of purchase. The Class A CDSC is waived for all such Class A investors other than those who purchased their shares from certain broker-dealers that are not affiliated with Prudential. For Class A, Class B and Class C shares, the CDSC is calculated using the lesser of the original purchase price or the redemption proceeds. For purposes of determining how long you've held your shares, all purchases during the month are grouped together and considered to have been made on the last day of the month.

   The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund.

WAIVER OF THE CDSC--CLASS B SHARES
The CDSC will be waived if the Class B shares are sold:
  . After a shareholder dies or is disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares held in joint tenancy, provided the shares were purchased before the death or disability,
  . To provide for certain distributions--made without IRS penalty--from a tax-deferred retirement plan, IRA or Section 403(b) custodial account, and
  .  On certain sales effected through a Systematic Withdrawal Plan.


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   For more information on the above and other waivers, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Waiver of Contingent Deferred Sales Charge--Class B Shares."

WAIVER OF THE CDSC--CLASS C SHARES
Benefit Plans. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC will also be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

REDEMPTION IN KIND
If the sales of Fund shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Fund's net assets, we can then give you securities from the Fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

SMALL ACCOUNTS
If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize the Fund's expenses paid by other shareholders. We will give you 60 days' notice, during which time you can purchase additional shares to avoid this action. This involuntary sale does not apply to shareholders who own their shares as part of a 401(k) plan, an IRA or some other qualified or tax-deferred plan or account.

90-DAY REPURCHASE PRIVILEGE
After you redeem your shares, you have a 90-day period during which you may reinvest any of the redemption proceeds in shares of the same Fund and account without paying an initial sales charge. Also, if you paid a CDSC when you redeemed your shares, we will credit your account with the appropriate number of shares to reflect the amount of the CDSC you paid. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. See the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."


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RETIREMENT PLANS
To sell shares and receive a distribution from your retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI.

HOW TO EXCHANGE YOUR SHARES
You can exchange your shares of the Fund for shares of the same class in certain other Prudential mutual funds--including certain money market funds--if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of the Fund for Class A shares of another Prudential mutual fund, but you can't exchange Class A shares for Class B, Class C or Class Z shares. Class B and Class C shares may not be exchanged into money market funds other than Special Money Market Fund, Inc. After an exchange, at redemption, the CDSC will be calculated from the first day of the month after your initial purchase, excluding any time shares which were held in a money market fund. We may change the terms of any exchange privilege after giving you 60 days' notice.
   If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: EXCHANGE PROCESSING
P.O. BOX 8157
PHILADELPHIA, PA 19101

   There is no sales charge for exchanges. However, if you exchange--and then sell--Class B shares within approximately six years of your original purchase or Class C shares within 18 months of your original purchase, you must still pay the applicable CDSC. If you have exchanged Class B or Class C shares into a money market fund, the time you hold the shares in the money market account will not be counted for purposes of calculating the required holding periods for CDSC liability.


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   Remember, as we explained in the section entitled "Fund Distributions and Tax Issues--If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than the amount that you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI, "Shareholder Investment Account--Exchange Privilege."
   If you own Class B or Class C shares and qualify to purchase Class A shares of any Prudential mutual fund without paying an initial sales charge, we will exchange your Class B or Class C shares which are not subject to a CDSC for Class A shares unless you elect otherwise. We make such exchanges on a quarterly basis if you qualify for this exchange privilege. You must notify the Transfer Agent that you are eligible for this special exchange privilege. We have obtained a legal opinion that this exchange is not a "taxable event" for federal income tax purposes. This opinion is not binding on the IRS.

FREQUENT TRADING
Frequent trading of Fund shares in response to short-term fluctuations in the market--also known as "market timing"--may make it very difficult to manage the Fund's investments. When market timing occurs, the Fund may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash the Fund will have to invest. When, in our opinion, such activity would have a disruptive effect on portfolio management, the Fund reserves the right to refuse purchase orders and exchanges into the Fund by any person, group or commonly controlled account. The decision may be based upon dollar amount, volume or frequency of trading. The Fund will notify a market timer of rejection of an exchange or purchase order. If the Fund allows a market timer to trade Fund shares, it may require the market timer to enter into a written agreement to follow certain procedures and limitations.



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TELEPHONE REDEMPTIONS OR EXCHANGES

You may redeem your shares if the proceeds of the redemption do not exceed $100,000 or exchange your shares in any amount by calling the Fund at (800) 225-1852 before 4:00 p.m. New York time. You will receive a redemption or exchange amount based on that day's NAV. Certain restrictions apply; please see section title "Restrictions on Sales" for additional information. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell or exchange is received after the close of regular trading on the NYSE.


   The Fund's Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Fund will not be liable for losses due to unauthorized or fraudulent telephone instructions if it follows instructions that it reasonably believes are made by the shareholder. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

   In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.
   The telephone redemption and exchange procedures may be modified or terminated at any time. If this occurs, you will receive a written notice from the Fund.

EXPEDITED REDEMPTION PRIVILEGE

If you have selected the Expedited Redemption Privilege, you may have your redemption proceeds sent directly to your bank account. Expedited redemption requests may be made by telephone or letter, must be received by the Fund prior to 4:00 p.m. New York time, to receive a redemption amount based on that day's NAV and are subject to the terms and conditions regarding the redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see "Purchase, Redemption and Pricing of Fund Shares--Expedited Redemption Privilege" in the SAI. The Expedited Redemption Privilege may be modified or terminated at any time without notice.



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The financial highlights below are intended to help you evaluate the Fund's financial performance for the past five years. The TOTAL RETURN in each chart represents the rate that a shareholder would have earned on an investment in that share class of the Fund, assuming investment at the start of the period and reinvestment of all dividends and other distributions. The information is for each share class for the periods indicated.


   A copy of the Fund's annual report along with the Funds's audited financial statements and auditor's report is available, upon request, at no charge, as described on the back cover of this prospectus.


CLASS A SHARES
The financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants, whose reports were unqualified.


CLASS A SHARES (FISCAL YEARS ENDED 5-31)
PER SHARE OPERATING
PERFORMANCE                             2002/(a)/ 2001/(a)/ 2000/(a)/ 1999/(a)/ 1998/(a)/
NET ASSET VALUE, BEGINNING OF YEAR        $19.05    $15.55    $11.33    $11.69    $16.27
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)               (.04)       .13     (.04)     (.05)     (.08)
Net realized and unrealized gain
 (loss) on investment and foreign
 currency transactions                      1.78      3.37      4.26       .20    (2.33)
TOTAL FROM INVESTMENT OPERATIONS            1.74      3.50      4.22       .15    (2.41)
-----------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                    (.15)        --        --        --        --
Distributions from net realized gains
 on investments                               --        --        --        --    (2.17)
Distributions in excess of net realized
 gains on investments                         --        --        --     (.51)        --
TOTAL DISTRIBUTIONS                        (.15)        --        --     (.51)    (2.17)
NET ASSET VALUE, END OF YEAR              $20.64    $19.05    $15.55    $11.33    $11.69
TOTAL RETURN/(b)/                          9.43%    22.51%    37.25%     2.41%  (14.41)%
RATIOS/SUPPLEMENTAL DATA                    2002      2001      2000      1999      1998
NET ASSETS, END OF YEAR (000)            $51,254   $41,934   $28,971   $23,930   $28,491
Average net assets (000)                 $37,737   $33,769   $26,574   $22,683   $37,933
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution and
 service (12b-1) fees                      1.71%     1.57%     1.53%     1.79%     1.55%
Expenses, excluding distribution and
 service (12b-1) fees                      1.46%     1.32%     1.28%     1.54%     1.30%
Net investment income (loss)              (.23)%      .78%    (.27)%    (.53)%    (.54)%
FOR CLASS A, B, C AND Z SHARES:
Portfolio turnover                           28%       26%       22%       16%       25%
-----------------------------------------------------------------------------------------


(a)Calculations are made based on average month-end shares outstanding during the year.


(b)Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.



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CLASS B SHARES
The financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants, whose reports were unqualified.


CLASS B SHARES (FISCAL YEARS ENDED 5-31)
PER SHARE OPERATING
PERFORMANCE                             2002/(a)/ 2001/(a)/ 2000/(a)/ 1999/(a)/ 1998/(a)/
NET ASSET VALUE, BEGINNING OF YEAR        $17.33    $14.24    $10.46    $10.92    $15.46
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                        (.14)     (.02)     (.13)     (.12)     (.17)
Net realized and unrealized gain
 (loss) on investment and foreign
 currency transactions                      1.61      3.11      3.91       .17    (2.20)
TOTAL FROM INVESTMENT OPERATIONS            1.47      3.09      3.78       .05    (2.37)
-----------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                    (.04)        --        --        --        --
Distributions from net realized gains
 on investments                               --        --        --        --    (2.17)
Distributions in excess of net realized
 gains on investments                         --        --        --     (.51)        --
TOTAL DISTRIBUTIONS                        (.04)        --        --     (.51)    (2.17)
NET ASSET VALUE, END OF YEAR              $18.76    $17.33    $14.24    $10.46    $10.92
TOTAL RETURN/(b)/                          8.57%    21.70%    36.14%     1.64%  (14.96)%
RATIOS/SUPPLEMENTAL DATA                    2002      2001      2000      1999      1998
NET ASSETS, END OF YEAR (000)            $40,002   $42,288   $46,230   $44,533   $67,029
Average net assets (000)                 $32,040   $39,793   $45,728   $48,644   $86,864
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution and
 service (12b-1) fees                      2.46%     2.32%     2.28%     2.54%     2.30%
Expenses, excluding distribution and
 service (12b-1) fees                      1.46%     1.32%     1.28%     1.54%     1.30%
Net investment income (loss)              (.95)%    (.16)%   (1.04)%   (1.28)%   (1.28)%
-----------------------------------------------------------------------------------------


(a)Calculations are made based on average month-end shares outstanding during the year.


(b)Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.



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CLASS C SHARES
The financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants, whose reports were unqualified.


CLASS C SHARES (FISCAL YEARS ENDED 5-31)
PER SHARE OPERATING
PERFORMANCE                               2002/(a)/ 2001/(a)/ 2000/(a)/ 1999/(a)/ 1998/(a)/
NET ASSET VALUE, BEGINNING OF YEAR          $17.33    $14.24    $10.46    $10.92    $15.46
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                 (.14)       .01     (.13)     (.12)     (.18)
Net realized and unrealized gain (loss)
 on investment and foreign currency
 transactions                                 1.61      3.08      3.91       .17    (2.19)
TOTAL FROM INVESTMENT OPERATIONS              1.47      3.09      3.78       .05    (2.37)
-------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income         (.04)        --        --        --        --
Distributions from net realized gains
 on investments                                 --        --        --        --    (2.17)
Distributions in excess of net realized
 gains on investments                           --        --        --     (.51)        --
TOTAL DISTRIBUTIONS                          (.04)        --        --     (.51)    (2.17)
NET ASSET VALUE, END OF YEAR                $18.76    $17.33    $14.24    $10.46    $10.92
TOTAL RETURN/(b)/                            8.57%    21.70%    36.14%     1.64%  (14.96)%
RATIOS/SUPPLEMENTAL DATA                      2002      2001      2000      1999      1998
NET ASSETS, END OF YEAR (000)               $5,278    $4,277    $2,078    $1,568    $1,844
Average net assets (000)                    $3,771    $2,923    $1,851    $1,490    $2,060
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution fees and
 service (12b-1) fees                        2.46%     2.32%     2.28%     2.54%     2.30%
Expenses, excluding distribution fees and
 service (12b-1) fees                        1.46%     1.32%     1.28%     1.54%     1.30%
Net investment income (loss)                (.93)%      .05%   (1.04)%   (1.28)%   (1.35)%
-------------------------------------------------------------------------------------------


(a)Calculations are made based on average month-end shares outstanding during the year.


(b)Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.



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CLASS Z SHARES
The financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants, whose reports were unqualified.


CLASS Z SHARES (FISCAL YEARS ENDED 5-31)
PER SHARE OPERATING
PERFORMANCE                                 2002/(a)/  2001/(a)/    2000/(a)/  1999/(a)/ 1998/(a)/
NET ASSET VALUE, BEGINNING OF PERIOD       $19.32        $15.71    $11.42        $11.76    $16.30
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                   --/(c)/      .20        --/(c)/    (.03)     (.05)
Net realized and unrealized gain (loss)
 on investment and foreign currency
 transactions                                1.80          3.41      4.29           .20    (2.32)
TOTAL FROM INVESTMENT OPERATIONS             1.80          3.61      4.29           .17    (2.37)
--------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income        (.19)            --        --            --        --
Distributions from net realized gains on
 investments                                   --            --        --            --    (2.17)
Distributions in excess of net realized
 gains on investments                          --            --        --         (.51)        --
TOTAL DISTRIBUTIONS                         (.19)            --        --         (.51)    (2.17)
NET ASSET VALUE, END OF PERIOD             $20.93        $19.32    $15.71        $11.42    $11.76
TOTAL RETURN/(b)/                           9.69%        22.98%    37.57%         2.56%  (14.12)%
RATIOS/SUPPLEMENTAL DATA                         2002      2001          2000      1999      1998
NET ASSETS, END OF PERIOD (000)           $10,728        $8,319    $3,467        $1,630    $1,761
Average net assets (000)                   $6,272        $5,053    $2,552        $1,381    $2,581
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution and
 service (12b-1) fees                       1.46%         1.32%     1.28%         1.54%     1.30%
Expenses, excluding distribution and
 service (12b-1) fees                       1.46%         1.32%     1.28%         1.54%     1.30%
Net investment income (loss)               (.01)%         1.22%        0%        (.30)%    (.33)%
--------------------------------------------------------------------------------------------------


(a)Calculations are made based on average month-end shares outstanding during the year.


(b)Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.




(c)Less than $.005 per share.



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                                                                  41

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The Prudential Mutual Fund Family
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Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.


PRUDENTIAL MUTUAL FUNDS

--------------------------------------------------------------------------------



STOCK FUNDS



LARGE CAPITALIZATION STOCK FUNDS



Prudential 20/20 Focus Fund


Prudential Equity Fund, Inc.


Prudential Index Series Fund


  Prudential Stock Index Fund


Prudential Tax-Managed Funds


  Prudential Tax-Managed Equity Fund


Prudential Value Fund


The Prudential Investment Portfolios, Inc.


  Prudential Jennison Growth Fund



SMALL-TO-MID-CAPITALIZATION STOCK FUNDS



Nicholas-Applegate Fund, Inc.


  Nicholas-Applegate Growth Equity Fund


Prudential Small Company Fund, Inc.


Prudential Tax-Managed Small-Cap Fund, Inc.


Prudential U.S. Emerging Growth Fund, Inc.


The Prudential Investment Portfolios, Inc.


  Prudential Jennison Equity Opportunity Fund



SECTOR STOCK FUNDS


Prudential Natural Resources Fund, Inc.


Prudential Real Estate Securities Fund


Prudential Sector Funds, Inc.


  Prudential Financial Services Fund


  Prudential Health Sciences Fund


  Prudential Technology Fund


  Prudential Utility Fund





GLOBAL/INTERNATIONAL STOCK FUNDS


Prudential Europe Growth Fund, Inc.


Prudential Pacific Growth Fund, Inc.


Prudential World Fund, Inc.


  Prudential Global Growth Fund


  Prudential International Value Fund


  Prudential Jennison International Growth Fund



BALANCED/ALLOCATION FUND


The Prudential Investment Portfolios, Inc.


  Prudential Active Balanced Fund



BOND FUNDS


TAXABLE BOND FUNDS


Prudential Government Income Fund, Inc.


Prudential High Yield Fund, Inc.


Prudential Short-Term Corporate Bond Fund, Inc.


  Income Portfolio


Prudential Total Return Bond Fund, Inc.


MUNICIPAL BOND FUNDS


Prudential California Municipal Fund


  California Series


  California Income Series


Prudential Municipal Bond Fund


  High Income Series


  Insured Series


Prudential Municipal Series Fund


  Florida Series


  New Jersey Series


  New York Series


  Pennsylvania Series


Prudential National Municipals Fund. Inc.




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42  PRUDENTIAL NATURAL RESOURCES FUND, INC.  [PHONE]  (800) 225-1852

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GLOBAL/INTERNATIONAL BOND FUND


Prudential Global Total Return Fund, Inc.



MONEY MARKET FUNDS


TAXABLE MONEY MARKET FUNDS


Cash Accumulation Trust


  Liquid Assets Fund


  National Money Market Fund


Prudential Government Securities Trust


  Money Market Series


  U.S. Treasury Money Market Series


Prudential Institutional Liquidity Portfolio, Inc.


  Institutional Money Market Series


Prudential MoneyMart Assets, Inc.


MUNICIPAL MONEY MARKET FUNDS


Prudential California Municipal Fund


  California Money Market Series


Prudential Municipal Series Fund


  New Jersey Money Market Series


  New York Money Market Series


TAX-FREE MONEY MARKET FUNDS


COMMAND Tax-Free Fund


Prudential Tax-Free Money Fund, Inc.


OTHER MONEY MARKET FUNDS


COMMAND Government Fund


COMMAND Money Fund


Special Money Market Fund, Inc.*


  Money Market Series




STRATEGIC PARTNERS MUTUAL FUNDS**

--------------------------------------------------------------------------------

Strategic Partners Asset Allocation Funds


  Strategic Partners Conservative Growth Fund


  Strategic Partners Moderate Growth Fund


  Strategic Partners High Growth Fund


Strategic Partners Style Specific Funds


  Strategic Partners Large Capitalization Growth Fund


  Strategic Partners Large Capitalization Value Fund


  Strategic Partners Small Capitalization Growth Fund


  Strategic Partners Small Capitalization Value Fund


  Strategic Partners International Equity Fund


  Strategic Partners Total Return Bond Fund


Strategic Partners Opportunity Funds


  Strategic Partners Focused Growth Fund


  Strategic Partners New Era Growth Fund


  Strategic Partners Focused Value Fund


  Strategic Partners Mid-Cap Value Fund


Special Money Market Fund, Inc.*


  Money Market Series






 *This fund is not a direct purchase money fund and is only an exchangeable money fund.


**Not exchangeable with the Prudential mutual funds.



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                                                                  43

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                                     Notes





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44  PRUDENTIAL NATURAL RESOURCES FUND, INC.  [PHONE]  (800) 225-1852

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                                     Notes





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                                                                  45

FOR MORE INFORMATION

Please read this prospectus before you invest in the Fund and keep it for future reference. For information or shareholder questions contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
P.O. BOX 8098
PHILADELPHIA, PA 19101
(800) 225-1852
(732) 482-7555 (Calling from outside the U.S.)

Outside Brokers should contact:
Prudential Investment Management Services LLC
P.O. Box 8310
Philadelphia, PA 19101

(800) 778-8769


Visit Prudential's website at:

WWW.PRUDENTIAL.COM


Additional information about the Fund can be obtained without charge and can be found in the following documents:
STATEMENT OF ADDITIONAL INFORMATION (SAI) (incorporated by reference into this prospectus)
ANNUAL REPORT (contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year)
SEMI-ANNUAL REPORT



                                     Nasdaq    CUSIP
                        Fund Symbols ------    -----
                        Class A      PGNAX  743970-10-5
                        Class B      PRGNX  743970-20-4
                        Class C      PNRCX  743970-30-3
                        Class Z      PNRZX  743970-40-2




MF135A

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

BY MAIL
Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

BY ELECTRONIC REQUEST
publicinfo@sec.gov (The SEC charges a fee to copy documents.)

IN PERSON
Public Reference Room in
Washington, DC (For hours of operation, call 1-202-942-8090)

VIA THE INTERNET
on the EDGAR Database at
http://www.sec.gov

Investment Company Act File No. 811-5206

                    PRUDENTIAL NATURAL RESOURCES FUND, INC.

                      Statement of Additional Information

                              dated July 30, 2002



   Prudential Natural Resources Fund, Inc. (the Fund) is a non-diversified, open-end, management investment company. The Fund's investment objective is long-term growth of capital. The Fund seeks to achieve its objective by investing primarily in equity-related securities of companies that own, explore, mine, process or otherwise develop, or provide goods and services with respect to, natural resources and in securities, the terms of which are related to the market value of a natural resource (asset-based securities). Under normal circumstances, the Fund intends to invest at least 80% of its investable assets (net assets plus any borrowings made for investment purposes) in such securities. The Fund may also invest in equity-related securities of other companies and in non-convertible debt securities, engage in various derivatives transactions, including options on equity securities, financial indexes and foreign currencies, futures contracts on foreign currencies and foreign currency forward contracts and may purchase and sell futures contracts on foreign currencies and groups of currencies and financial or stock indexes to hedge its portfolio and to attempt to enhance return. There can be no assurance that the Fund's investment objective will be achieved. See "Description of the Fund, Its Investments and Risks."


   The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.


   The Statement of Additional Information (SAI) is not a prospectus and should be read in conjunction with the Fund's Prospectus dated July 30, 2002, a copy of which may be obtained at no charge from the Fund upon request at the address or telephone number noted above. The Fund's audited financial statements for the fiscal year ended May 31, 2002 are incorporated in this SAI by reference to the Fund's 2002 annual report to shareholders (File No. 811-5206). You may obtain a copy of the Fund's annual report at no charge by request to the Fund at the address or telephone number noted above.




                               TABLE OF CONTENTS


                                                                    Page
                                                                    -----
       Fund History................................................ B-2
       Description of the Fund, Its Investments and Risks.......... B-2
       Investment Restrictions..................................... B-14
       Management of the Fund...................................... B-16
       Control Persons and Principal Holders of Securities......... B-22
       Investment Advisory and Other Services...................... B-23
       Brokerage Allocation and Other Practices.................... B-28
       Capital Stock and Organization.............................. B-30
       Purchase, Redemption and Pricing of Fund Shares............. B-30
       Shareholder Investment Account.............................. B-41
       Net Asset Value............................................. B-45
       Taxes, Dividends and Distributions.......................... B-46
       Performance Information..................................... B-48
       Financial Statements........................................ B-51
       Appendix I--Description of Security Ratings................. I-1
       Appendix II--General Investment Information................. II-1
       Appendix III--Historical Performance Data................... III-1


--------------------------------------------------------------------------------
MF135B

                                 FUND HISTORY

   The Fund was organized under the laws of Maryland on June 15, 1987 as a corporation.

              DESCRIPTION OF THE FUND, ITS INVESTMENTS AND RISKS

Classification

   The Fund is an open-end, non-diversified, management investment company. Because the Fund is a "non-diversified" investment company, it may invest more than 5% of its total assets in the securities of any one issuer. Investment in a non-diversified investment company involves greater risk than investment in a diversified investment company because losses resulting from an investment in a single issuer may represent a greater portion of the total assets of a non-diversified portfolio.

Investment Strategies and Risks


   The Fund's investment objective is long-term growth of capital. It seeks to achieve this objective by investing primarily in equity-related securities (common stock, preferred stock, rights, warrants and debt securities or preferred stock which are convertible or exchangeable for common stock or preferred stock and master limited partnerships, among others) of foreign and domestic companies that own, explore, mine, process or otherwise develop, or provide goods and services with respect to, natural resources and in asset-based securities. There can be no assurance that the Fund's investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies" in the Prospectus.


Equity-Related Securities

   The Fund may invest in equity-related securities. Equity-related securities include common stock, preferred stock, rights, warrants and also debt securities or preferred stock which are convertible into or exchangeable for common stock or preferred stock and interests in master limited partnerships, among others.


   With respect to equity-related securities, the Fund may purchase American Depositary Receipts ("ADRs"). ADRs are U.S. dollar-denominated certificates issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank and traded on a United States exchange or in an over-the-counter market. Generally, ADRs are in registered form. There are no fees imposed on the purchase or sale of ADRs when purchased from the issuing bank or trust company in the initial underwriting, although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of ADRs into the underlying securities. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities since: (1) ADRs are U.S. dollar-denominated investments that are registered domestically, easily transferable, and for which market quotations are readily available; and (2) issuers whose securities are represented by ADRs are usually subject to auditing, accounting, and financial reporting standards comparable to those of domestic issuers.



   The Fund may purchase sponsored or unsponsored ADRs. In a sponsored program, the foreign issuer arranges for the bank or trust company to hold the underlying foreign securities and issue the dollar-denominated certificates. An unsponsored program is not initiated or "sponsored" by the foreign issuer. As such, there may be less information available about a foreign issuer for which an unsponsored program was initiated than a foreign issuer that participates in a sponsored program.


   Convertible Securities

   A convertible security is a bond or preferred stock which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but are usually subordinated to similar nonconvertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation dependent upon a market price advance in the convertible security's underlying common stock.

   In general, the market value of a convertible security is at least the higher of its "investment value" (that is, its value as a fixed-income security) or its "conversion value" (that is, its value upon conversion into its underlying common stock). As a fixed-income security, a convertible security tends to increase its market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

   Convertible debt securities in which the Fund may invest must comply with the quality restrictions for debt securities described in the Fund's Prospectus.

   Warrants

   The Fund may invest up to 5% of its net assets in warrants and it will not invest more than 2% of its net assets in warrants that are not listed on the New York or American Stock Exchanges. A warrant gives the holder thereof the right to subscribe by a specified date to a stated number of shares of stock of the issuer at a fixed price. Warrants tend to be more volatile than the underlying stock, and if at a warrant's expiration date the stock is trading at a price below the price set in the warrant, the warrant will expire worthless. Conversely, if at the expiration date the underlying stock is trading at a price higher than the price set in the warrant, the Fund can acquire the stock at a price below its market value.

When-Issued and Delayed Delivery Securities


   The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place as much as a month or more in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. The Fund's custodian will segregate cash or other liquid assets having a value equal to or greater than the Fund's purchase commitments. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities the value may be more or less than the purchase price and an increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's net asset value.


Short Sales Against-the-Box

   The Fund may make short sales of securities or maintain a short position, provided that (i) at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration for an equal amount of the securities of the same issuer as the securities sold short (a short sale against-the-box) and (ii) not more than 25% of the Fund's net assets (determined at the time of the short sale) may be subject to such sales. Short sales will be made primarily for the purpose of hedging for a limited period of time certain long positions maintained by the Fund. In certain limited circumstances, a short sale against-the-box may be entered into without triggering the recognition of gains of an appreciated financial position in the security being sold short, but the short position must be closed within 30 days of the close of the tax year of the Fund to avoid recognition of gain for federal income tax purposes.

Securities of Foreign Issuers

   The value of the Fund's foreign investments may be significantly affected by changes in currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar falls against such currency. In addition, the value of the Fund's assets may be affected by losses and other expenses incurred in converting between various currencies in order to purchase and sell foreign securities and by currency restrictions and exchange control regulation.

   The economies of many of the countries in which the Fund may invest are not as developed as the economy of the U.S. and may be subject to significantly different forces. Political or social instability, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets, could also adversely affect the value of investments.

   Foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, in general, there is less publicly available information about foreign securities than is available about domestic securities. Many foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source which would reduce dividend income payable to shareholders.

   Brokerage commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S., are likely to be higher. The securities markets in many of the countries in which the Fund may invest will have substantially less trading volume than the principal U.S. markets. As a result, the securities of some companies in these countries may be less liquid and more volatile than comparable U.S. securities. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers, which may make it difficult to enforce contractual obligations.

   Foreign Debt Securities

   The Fund is permitted to invest in foreign corporate and government debt securities. "Foreign government debt securities" include debt securities issued or guaranteed, as to payment of principal and interest, by governments, quasi-governmental entities, governmental agencies, supranational entities and other governmental entities (collectively, Government Entities) of foreign countries denominated in the currency of another such country.

   A "supranational entity" is an entity constituted by the national governments of several countries to promote economic development. Examples of such supranational entities include, among others, the World Bank (International Bank for Reconstruction and Development), the European Investment Bank and the Asian Development Bank. Debt securities of "quasi-governmental entities" are issued by entities owned by a national, state, or equivalent government or are obligations of a political unit that are not backed by the national government's "full faith and credit" and general taxing powers. Examples of quasi-government issuers include, among others, the Province of Ontario and the City of Stockholm. Foreign government debt securities also include debt securities of Government Entities denominated in euros. Foreign government securities also include mortgage-backed securities issued by foreign Government Entities.

   Emerging Market Securities

   The risks of investing in foreign securities are heightened for emerging market securities. Moreover, emerging market securities present additional risks which should be considered carefully by an investor in the Fund. Investing in emerging market securities involves exposure to economies that are less diverse and mature, and political and legal systems which are less stable, than those of developed markets. In addition, investment decisions by international investors, such as the Fund, particularly concurrent buying or selling programs, have a greater effect on securities prices and currency values than in more developed markets. As a result, emerging market securities have historically been, and may continue to be, subject to greater volatility and share price declines than securities issued by U.S. corporations or companies in other markets that are considered developed.

   Many emerging markets have also experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative impact on securities prices.

   Special Considerations of Investing in Euro-Denominated Securities


   On January 1, 1999, 11 of the 15 member states of the European Monetary Union introduced the "euro" as a common currency. During a three-year transitional period, the euro coexisted with each member state's national currency. Beginning July 1, 2002, the euro has become the sole legal tender of the member states.


   The adoption by the member states of the euro will eliminate the substantial currency risk among member states and will likely affect the investment process and considerations of the Fund's investment adviser. To the extent the Fund holds non-U.S.

dollar-denominated securities, including those denominated in the euro, the Fund will still be subject to currency risk due to fluctuations in those currencies as compared to the U.S. dollar.

   The medium- to long-term impact of the introduction of the euro in member states cannot be determined with certainty at this time. In addition to the effects described above, it is likely that more general short- and long-term ramifications can be expected, such as changes in economic environment and change in behavior of investors, all of which will impact the Fund's investments.

Borrowing

   The Fund may borrow an amount equal to no more than 33 1/3% of the value of its total assets (computed at the time the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 33 1/3% of its total assets to secure these borrowings. If the Fund borrows to invest in securities, any investment gains made on the securities in excess of interest paid on the borrowing will cause the net asset value of the shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to the Fund, the net asset value of the Fund's shares will decrease faster than would otherwise be the case. This is the speculative factor known as "leverage." The Fund will not purchase portfolio securities when borrowings exceed 5% of its total assets.

Repurchase Agreements


   The Fund may enter into repurchase agreements, pursuant to which the seller of a security agrees to repurchase that security from the Fund at a mutually agreed-upon time and at a price in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the repurchase agreement. The period of maturity is usually within a day or two of the original purchase, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the repurchase agreement. The Fund's repurchase agreements will be collateralized by U.S. Government obligations. The Fund will enter into repurchase transactions only with parties meeting creditworthiness standards approved by the Fund's investment adviser. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will suffer a loss.



   The Fund may participate in a joint repurchase agreement account with other investment companies managed by Prudential Investments LLC (PI) pursuant to an order of the Securities and Exchange Commission (SEC or Commission). On a daily basis, any uninvested cash balances of the Fund may be aggregated with those of such investment companies and invested in one or more repurchase agreements. Each fund receives the income earned or accrued in the joint account based on the percentage of its investment.


Lending of Securities

   Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans of the Fund do not exceed in the aggregate 33 1/3% of the value of the Fund's total assets and provided that such loans are callable at any time by the Fund and are at all times secured by cash or equivalent collateral (including a line of credit) that is equal to at least 100% of the market value, determined daily, of the loaned securities. During the time portfolio securities are on loan, the borrower will pay the Fund an amount equivalent to any dividend or interest paid on such securities and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower. The advantage of such loans is that the Fund continues to receive payments in lieu of the interest and dividends of the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral which will be invested in short-term obligations.

   A loan may be terminated by the borrower on one business day's notice or by the Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Board of Directors of the Fund. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund.

   Since voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan. The Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

Illiquid Securities

   The Fund may hold up to 15% of its net assets in illiquid securities. If the Fund were to exceed this limit, the investment adviser would take prompt action to reduce the Fund's holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. Illiquid securities include repurchase agreements which have a maturity of longer than seven days, certain securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable (either within or outside of the United States).

   Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.


   Over time, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.


   Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers.

   Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and commercial paper for which there is a readily available market will not be deemed to be illiquid. The investment adviser will monitor the liquidity of such restricted securities subject to the supervision of the Board of Directors. In reaching liquidity decisions, the investment adviser will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (i) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by the NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser; and (ii) it must not be "traded flat" (i.e. without accrued interest) or in default as to principal or interest. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

   The staff of the SEC has taken the position that purchased over-the-counter options and the assets used as "cover" for written over-the-counter options are illiquid securities unless the Fund and the counterparty have provided for the Fund, at the Fund's election, to unwind the over-the-counter option. The exercise of such an option ordinarily would involve the payment by the Fund of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Fund to treat the assets used as "cover" as "liquid."

Securities of Other Investment Companies


   The Fund may invest up to 10% of its total assets in securities of other investment companies. Pursuant to a Commission exemptive order, the Fund may invest up to 25% of its total assets in an affiliated mutual fund. If the Fund does invest in securities of other investment companies, shareholders of the Fund may be subject to duplicate management and advisory fees.


RISK MANAGEMENT AND RETURN ENHANCEMENT STRATEGIES

Options on Securities

   The Fund may purchase and write (that is, sell) put and call options on securities that are traded on U.S. or foreign securities exchanges or that are traded in the over-the-counter markets. A call option is a short-term contract (having a duration of nine months or less) pursuant to which the purchaser, in return for a premium paid, has the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. A put option is a similar contract which gives the purchaser, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security upon exercise at the exercise price. The Fund will generally write put options when its investment adviser desires to invest in the underlying security. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.


   A call option written by the Fund is "covered" if the Fund owns the security underlying the option or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds on a share-for-share basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Fund in cash or liquid assets in a segregated account with its custodian. A put option written by the Fund is "covered" if the Fund segregates cash or other liquid assets, with a value equal to the exercise price, or else holds on a share-for-share basis a put on the same security as the put written if the exercise price of the put held is equal to or greater than the exercise price of the put written.


   If the writer of an option wishes to terminate the obligation, he or she may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be cancelled by the clearing corporation. However, a writer may not effect a closing purchase transaction after he or she had been notified of the exercise of an option. Similarly, an investor who is the holder of an option may liquidate his or her position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected. To secure the obligation to deliver the underlying security in the case of a call option, the writer of the option is generally required to pledge for the benefit of the broker the underlying security or other assets in accordance with the rules of the relevant exchange or clearinghouse, such as The Options Clearing Corporation (OCC), an institution created to interpose itself between buyers and sellers of options in the United States. Technically, the clearinghouse assumes the other side of every purchase and sale transaction on an exchange and, by doing so, guarantees the transaction.

   The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option may be offset in whole or in part by any appreciation of the underlying security if the Fund holds the underlying security in its portfolio.

   The Fund may also purchase a "protective put," that is, a put option acquired for the purpose of protecting a portfolio security from a decline in market value. In exchange for the premium paid for the put option, the Fund acquires the right to sell the underlying security at the exercise price of the put regardless of the extent to which the underlying security declines in value. The loss to the Fund is limited to the premium paid for, and transaction costs in connection with, the put plus the initial excess if any, of the market price of the underlying security over the exercise price. However, if the market price of the security underlying the put rises, the profit the Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount (net of transaction costs) for which the put may be sold. Similar principles apply to the purchase of puts on stock indices, as described below.

   Options on Securities Indexes. In addition to options on securities, the Fund may also purchase and sell put and call options on securities indexes traded on U.S. or foreign securities exchanges or traded in the over-the-counter markets. Options on securities indexes are similar to options on securities except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the multiplier). The writer of the option is obligated, in return for the premium received, to make delivery of this amount. All settlements on options on indexes are in cash, and gain or loss depends on price movements in the securities market generally (or in a particular industry or segment of the market) rather than price movements in individual securities.

   The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indexes may have different multipliers. Because exercises of index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. In addition, unless the Fund has other liquid assets which are sufficient to satisfy the exercise of a call, the Fund would be required to liquidate portfolio securities or borrow in order to satisfy the exercise.

   Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether the Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of security prices in the market generally or in an industry or market segment rather than movements in the price of a particular security. Accordingly, successful use by the Fund of options on indexes would be subject to the investment adviser's ability to predict correctly movements in the direction of the securities market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks. The investment adviser currently uses such techniques in conjunction with the management of other mutual funds.

Risks of Transactions in Options

   An option position may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect offsetting transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options. If the Fund, as a covered call option writer, is unable to effect an offsetting purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

   Reasons for the absence of a liquid secondary market on an options exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. The Fund intends to purchase and sell only those options which are cleared by clearinghouses whose facilities are considered to be adequate to handle the volume of options transactions.

Risks of Options on Indexes

   The Fund's purchase and sale of options on indexes will be subject to risks described above under "Risks of Transactions in Options." In addition, the distinctive characteristics of options on indexes create certain risks that are not present with stock options.

   Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, the Fund would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in substantial losses to the Fund. It is the Fund's policy to purchase or write options only on indices which include a number of stocks sufficient to minimize the likelihood of a trading halt in the index.

   The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. The Fund will not purchase or sell any index option contract unless and until, in the investment adviser's opinion, the market for such options has developed sufficiently that the risk in connection with such transactions is not substantially greater than the risk in connection with options on securities in the index.

Special Risks of Writing Calls on Indexes

   Because exercises of index options are settled in cash, a call writer, such as the Fund, cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. However, the Fund will write call options on indices only under the circumstances described below under "Limitations on Purchase and Sale of Stock Options and Options on Stock Indexes, Foreign Currencies and Futures Contracts on Foreign Currencies."

   Price movements in the Fund's portfolio probably will not correlate precisely with movements in the level of the index and, therefore, the Fund bears the risk that the price of the securities held by the Fund may not increase as much as the index. In such event, the Fund would bear a loss on the call which is not completely offset by movements in the price of the Fund's portfolio. It is also possible that the index may rise when the Fund's portfolio of stocks does not rise. If this occurred, the Fund would experience a loss on the call which is not offset by an increase in the value of its portfolio and might also experience a loss in its portfolio.

   Unless the Fund has other liquid assets which are sufficient to satisfy the exercise of a call, the Fund would be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if the Fund fails to anticipate an exercise, it may have to borrow from a bank (in amounts not exceeding 33 1/3% of the Fund's total assets) pending settlement of the sale of securities in its portfolio and would incur interest charges thereon.

   When the Fund has written a call, there is also a risk that the market may decline between the time the Fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell stocks in its portfolio to generate cash to settle the exercise. As with stock options, the Fund will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where the Fund would be able to deliver the underlying securities in settlement, the Fund may have to sell part of its investment portfolio in order to make settlement in cash, and the price of such investments might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with index options than with stock options. For example, even if an index call which the Fund has written is "covered" by an index call held by the Fund with the same strike price, the Fund will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the clearing corporation and the close of trading on the date the Fund exercises the call it holds or the time the Fund sells the call which, in either case, would occur no earlier than the day following the day the exercise notice was filed.

   If the Fund holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

Risks of Options on Foreign Currencies

   Options on foreign currencies involve the currencies of two nations and, therefore, developments in either or both countries affect the values of options on foreign currencies. These risks include government actions affecting currency valuation and the movements of currencies from one country to another. The quantity of currency underlying option contracts represent odd lots in a market dominated by transactions between banks; this can mean extra transaction costs upon exercise. Option markets may be closed while round-the-clock interbank currency markets are open, and this can create price and rate discrepancies.

Risks Related to Foreign Currency Forward Contracts

   A foreign currency forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The Fund may enter into foreign currency forward contracts in several circumstances. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt of dividends or interest payments in a foreign currency with respect to a security it holds, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.


   Additionally, when the investment adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The Fund's custodian will segregate cash or other liquid assets in an amount equal to the value of the Fund's total assets committed to the consummation of foreign currency forward contracts (less the value of any "covering" positions, if any). If the value of the securities segregated declines, additional cash or securities will be segregated on a daily basis so that the value will equal the amount of the Fund's net commitment with respect to such contracts.

   The Fund generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

   It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the forward contract. Accordingly, if a decision is made to sell the security and make delivery of the foreign currency and if the market value of the security is less than the amount of foreign currency that the Fund is obligated to deliver, then it would be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase).

   If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. Should forward contract prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward contract prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

   The Fund's dealing in foreign currency forward contracts will generally be limited to the transactions described above. Of course, the Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities. It also should be recognized that this method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities which are unrelated to exchange rates. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

   Although the Fund values its assets daily in terms of U.S. dollars, it does not intend physically to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Risks of Transactions in Futures Contracts

   The Fund may purchase and sell financial futures contracts which are traded on a commodities exchange or board of trade. A futures contract is an agreement to purchase or sell an agreed amount of securities or currencies at a set price for delivery in the future. There are several risks in connection with the use of futures contracts as a hedging device. Due to the imperfect correlation between the price of futures contracts and movements in the underlying currency or group of currencies, the price of a futures contract may move more or less than the price of the currencies being hedged. In the case of futures contracts on securities indices, one party agrees to deliver to another an amount of cash equal to a specific dollar amount times the difference between the value of a specific securities index at the close of the last trading day of the contract and the price at which the agreement is made. The correlation between the price of the futures contract and the movements in the index may not be perfect. Therefore, a correct forecast of currency rates, market trends or international political trends by the investment adviser may still not result in a successful hedging transaction.

   Although the Fund will purchase or sell futures contracts only on exchanges where there appears to be an adequate secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular contract or at any particular time. Accordingly, there can be no assurance that it will be possible, at any particular time, to close out a futures position. In the event the Fund could not close out a futures position and the value of such position declined, the Fund would be required to continue to make daily cash payments of variation margin. There is no guarantee that the price movements of the portfolio securities denominated in foreign currencies will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract. Futures contracts are available on various U.S. and foreign securities indexes.

   Under regulations of the Commodity Exchange Act, investment companies registered under the Investment Company Act of 1940, as amended, are exempt from the definition of "commodity pool operator," subject to compliance with certain conditions. The exemption is conditioned upon a requirement that all of the Fund's futures or options transactions constitute bona fide hedging transactions within the meaning of the regulations of the Commodity Futures Trading Commission (CFTC). The Fund will use currency futures and options on futures or commodity options contracts in a manner consistent with this requirement. The Fund may also enter into futures or related options contracts for return enhancement and risk management purposes if the aggregate initial margin and option premiums do not exceed 5% of the liquidation value of the Fund's total assets, after taking into account unrealized profits and unrealized losses on any such contracts, provided, however, that in the case of an option that is in-the-money, the in-the-money amount may be excluded in computing such 5%. The above restriction does not apply to the purchase and sale of futures and related options contracts for bona fide hedging purchases.

   Successful use of futures contracts by the Fund is also subject to the ability of the Fund's investment adviser to predict correctly movements in the direction of markets and other factors affecting currencies or the securities market generally. For example, if the Fund had hedged against the possibility of an increase in currency rates which would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may need to sell securities to meet such requirements. Such sales of securities will not necessarily be at increased prices that reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.

   The hours of trading of futures contracts may not conform to the hours during which the Fund may trade the underlying securities. To the extent that the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.

Options on Futures Contracts

   An option on a futures contract gives the purchaser the right, but not the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

   The holder or writer of an option may close out its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such close out transactions can be effected.

Limitations on Purchase and Sale of Stock Options and Options on Stock Indexes, Foreign Currencies and Futures Contracts on Foreign Currencies


   The Fund may write put and call options on stocks only if they are covered, and such options must remain covered so long as the Fund is obligated as a writer. The Fund will write put options on stock indexes and foreign currencies and futures contracts on foreign currencies only if they are covered by segregating with the Fund's custodian an amount in cash or liquid assets equal to the aggregate exercise price of the puts. The Fund will not enter into futures contracts or related options if the aggregate initial margin and premiums exceed 5% of the liquidation value of the Fund's total assets, taking into account unrealized profits and losses on such contract, provided, however, that in the case of an option that is in-the-money, the in-the-money amount may be excluded in computing such 5%. The above restriction does not apply to the purchase or sale of futures contracts and related options or bona fide hedging purposes within the meaning of regulations of the CFTC. The Fund does not intend to purchase options on equity securities or securities indexes if the aggregate premiums paid for such outstanding options would exceed 10% of the Fund's total assets.


   Except as described below, the Fund will write call options on indexes only if on such date it holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts. When the Fund writes a call option on a broadly-based stock market index, the Fund will segregate or put into escrow with its Custodian, or pledge to a broker as collateral for the option, cash, liquid securities, or a portfolio of securities substantially replicating the movement of the index, in the judgment of the Fund's investment adviser, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts.


   If the Fund has written an option on an industry or market segment index, it will segregate or put into escrow with its custodian, or pledge to a broker as collateral for the option, at least ten "qualified securities," all of which are stocks of issuers in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such stocks will include stocks which represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of the Fund's holdings in that industry or market segment. No individual security will represent more than 15% of the amount so segregated, pledged or escrowed in the case of broadly-based stock market index options or 25% of such amount in the case of industry or market segment index options. If at the close of business on any day the market value of such qualified securities so segregated, escrowed or pledged falls below 100% of the current index value times the multiplier times the number of contracts, the Fund will so segregate, escrow or pledge an amount in cash or liquid securities equal in value to the difference. In addition, when the Fund writes a call on an index which is in-the- money at the time the call is written, the Fund will segregate with its Custodian or pledge to the broker as collateral cash or other liquid assets equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the Fund's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security which is listed on a national securities exchange or listed on Nasdaq against which the Fund has not written a stock call option and which has not been hedged by the Fund by the sale of stock index futures. However, if the Fund holds a call on the same index as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Fund in cash or other liquid assets in a segregated account with its Custodian, it will not be subject to the requirements described in this paragraph.


   The Fund may engage in futures contracts and options on futures transactions as a hedge against changes, resulting from market or political conditions, in the value of the currencies to which the Fund is subject or to which the Fund expects to be subject in connection with future purchases. The Fund may engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund. The Fund may write options on futures contracts to realize through the receipt of premium income a greater return than would be realized in the Fund's portfolio securities alone.

   Position Limits. Transactions by the Fund in futures contracts and options will be subject to limitations, if any, established by each of the exchanges, boards of trade or other trading facilities (including Nasdaq) governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of futures contracts and options which the Fund may write or purchase may be affected by the futures contracts and options written or purchased by other investment advisory clients of the investment adviser. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

Segregated Assets


   The Fund segregates with its custodian, State Street Bank and Trust Company (State Street), cash, U.S. Government securities, equity securities (including foreign securities), debt securities or other liquid, unencumbered assets equal in value to its obligations in respect of potentially leveraged transactions. These include when-issued and delayed delivery securities, futures contracts, written options and options on futures contracts (unless otherwise covered). If collateralized or otherwise covered, in accordance with Commission guidelines, these will not be deemed to be senior securities. The assets segregated will be marked-to-market daily.


Temporary Defensive Strategy and Short-Term Investments

   When conditions dictate a defensive strategy (which during periods of market volatility could be for an extended period of time), the Fund may temporarily invest without limit in money market instruments, including commercial paper of corporations, certificates of deposit, bankers' acceptances and the obligations of domestic and foreign banks, obligations issued or guaranteed by the U.S. Government or foreign governments, their respective agencies or instrumentalities and repurchase agreements maturing in seven days or less. In addition to the risks typically associated with money market instruments, such as credit risk and market risk, money market instruments issued by foreign issuers may be subject to additional risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, the seizure or nationalization of foreign deposits and foreign exchange controls or other restrictions.


Portfolio Turnover


   As a result of the investment policies described above, the Fund may engage in a substantial number of portfolio transactions. The portfolio turnover rates for the Fund for the fiscal years ended May 31, 2002 and 2001 were 28% and 26%, respectively. The portfolio turnover rate is generally the percentage computed by dividing the lesser of portfolio purchases or sales (excluding all securities, including options, whose maturities or expiration date at acquisition were one year or less) by the monthly average value of the portfolio. High portfolio turnover (over 100%) involves correspondingly greater brokerage commissions and other transaction costs, which are borne directly by the Fund. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover. See "Taxes, Dividends and Distributions."


                            INVESTMENT RESTRICTIONS

   The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. A "majority of the Fund's outstanding voting securities," when used in this SAI, means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (ii) more than 50% of the outstanding voting shares.

   The Fund may not:

   1. Issue senior securities or borrow money or pledge its assets, except as permitted by the Investment Company Act of 1940, as amended (the 1940 Act), and the rules and regulations promulgated thereunder, as each may be amended from time to time except to the extent that the Fund may be permitted to do so by exemptive order, SEC release, no-action letter or similar relief or interpretations (collectively, the 1940 Act Laws, Interpretations and Exemptions). For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, and obligations of the Fund to Directors pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.


   2. Purchase any security if as a result 25% or more of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry, except for temporary defensive purposes, and except that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.


   3. Buy or sell real estate, except that investment in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

   4. Buy or sell physical commodities or contracts involving physical commodities. The Fund may purchase and sell (i) derivative, hedging and similar instruments such as financial futures contracts and options thereon, and (ii) securities or instruments backed by, or the return from which is linked to, physical commodities or currencies, such as forward currency exchange contracts, and the Fund may exercise rights relating to such instruments, including the right to enforce security interests and to hold physical commodities and contracts involving physical commodities acquired as a result of the Fund's ownership of instruments supported or secured thereby until they can be liquidated in an orderly manner.

   5. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

   The Fund may make loans, including loans of assets of the Fund, repurchase agreements, trade claims, loan participations or similar investments, or as permitted by the 1940 Act Laws, Interpretations and Exemptions. The acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or instruments similar to any of the foregoing will not be considered the making of a loan, and is permitted if consistent with the Fund's investment objective.

   For purposes of Investment Restriction 2, the Fund relies on The North American Industry Classification System published by the Bureau of Economic Analysis, U.S. Department of Commerce, in determining industry classification. The Fund's reliance on this classification system is not a fundamental policy of the Fund and, therefore, can be changed without shareholder approval.

   Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that, if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total asset values will not be considered a violation of such policy. However, if the Fund's asset coverage for borrowings permitted by Investment Restriction 1 falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by the 1940 Act Laws, Interpretations and Exemptions.

   Although not fundamental, the Fund has the following additional investment restrictions.

   The Fund may not:

   1. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the Fund of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.

   2. Make short sales of securities or maintain a short position, except short sales against-the-box.

   3. Purchase any security if as a result the Fund would then hold more than 10% of the outstanding voting securities of an issuer.

   4. Make investments for the purpose of exercising control or management.

   5. Invest in interests in oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies which invest in or sponsor such programs.


   6. Purchase any security if as a result the Fund would then have more than 5% of its total assets (determined at the time of the investment) invested in securities of companies (including predecessors) less than three years old, except that the Fund may invest in the securities of any U.S. Government agency or instrumentality, and in any security guaranteed by such agency or instrumentality and except that the Fund may invest in securities rated in the top three grades by a nationally recognized rating agency.



   7. Invest in securities of other non-affiliated investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which the Fund will not hold more than 3% of the outstanding voting securities of any one investment company, will not have invested more than 5% of its total assets in any one investment company and will not have invested more than 10% of its total assets (determined at the time of investment) in such securities of one or more investment companies, or except as part of a merger, consolidation or other acquisition. The Fund may invest up to 25% of its total assets in shares of affiliated investment companies.

                            MANAGEMENT OF THE FUND






                             INDEPENDENT DIRECTORS



   Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be "interested persons" of the Fund (as defined in the 1940 Act), are referred to as "Independent Directors." Directors who are deemed to be "interested persons" of the Fund are referred to as "Interested Directors." "Fund Complex" consists of the Fund and any other investment companies managed by Prudential Investments LLC (PI).



                                                                                        NUMBER OF
                                              TERM OF                                 PORTFOLIOS IN
                                           OFFICE*** AND                              FUND COMPLEX
                             POSITION WITH   LENGTH OF      PRINCIPAL OCCUPATIONS       OVERSEEN     OTHER DIRECTORSHIPS HELD
NAME, ADDRESS** AND AGE        THE FUND     TIME SERVED    DURING PAST FIVE YEARS      BY DIRECTOR      BY THE DIRECTOR****
-----------------------      ------------- ------------- ---------------------------  ------------- ---------------------------
Saul K. Fenster, Ph.D. (69)    Director     since 2000   President (since December         79       Member (since 2000), Board
                                                         1978) of New Jersey                        of Directors of IDT
                                                         Institute of Technology;                   Corporation.
                                                         Commissioner (since 1998)
                                                         of the Middle States
                                                         Association, Commission on
                                                         Higher Education;
                                                         Commissioner (since 1985)
                                                         of the New Jersey
                                                         Commission on Science and
                                                         Technology; Trustee (since
                                                         1998) of Society of
                                                         Manufacturing Engineering
                                                         Education Foundation,
                                                         formerly a director or
                                                         trustee of Liberty Science
                                                         Center, the Research and
                                                         Development Council of New
                                                         Jersey, New Jersey State
                                                         Chamber of Commerce, and
                                                         National Action Council for
                                                         Minorities in Engineering.

Delayne Dedrick Gold (64)      Director     since 1996   Marketing Consultant.             89

Douglas H. McCorkindale (63)   Director     since 2000   Formerly Vice Chairman            75       Chairman (since February
                                                         (March 1984-May 2000) of                   2001), Chief Executive
                                                         Gannett Co. Inc.                           Officer (since June 2000)
                                                                                                    and President (since
                                                                                                    September 1997) of Gannett
                                                                                                    Co. Inc. (publishing and
                                                                                                    media); Director of
                                                                                                    Continental Airlines, Inc.;
                                                                                                    Director (since May 2001)
                                                                                                    of Lockheed Martin Corp.
                                                                                                    (aerospace and defense);
                                                                                                    Director of The High Yield
                                                                                                    Plus Fund, Inc. (since
                                                                                                    1996).

W. Scott McDonald, Jr. (65)    Director     since 2000   Vice President (since 1997)       79
                                                         of Kaludis Consulting
                                                         Group, Inc., (company
                                                         serving higher education);
                                                         formerly principal
                                                         (1995-1997) of Scott
                                                         McDonald & Associates;
                                                         Chief Operating Officer
                                                         (1991-1995) of Fairleigh
                                                         Dickinson University,
                                                         Executive Vice President
                                                         and Chief Operating Officer
                                                         (1975-1991) of Drew
                                                         University; Interim
                                                         President (1988-1990), Drew
                                                         University; and a founding
                                                         director of School, College
                                                         and University Underwriters
                                                         Ltd.

                                                                                   NUMBER OF
                                         TERM OF                                 PORTFOLIOS IN
                                      OFFICE*** AND                              FUND COMPLEX
                        POSITION WITH   LENGTH OF      PRINCIPAL OCCUPATIONS       OVERSEEN     OTHER DIRECTORSHIPS HELD
NAME, ADDRESS** AND AGE   THE FUND     TIME SERVED    DURING PAST FIVE YEARS      BY DIRECTOR      BY THE DIRECTOR****
----------------------- ------------- ------------- ---------------------------- ------------- ----------------------------

Thomas T. Mooney (60)     Director     since 2000   President of Greater              95       Director, President and
                                                    Rochester Metro Chamber of                 Treasurer (since 1986) of
                                                    Commerce; formerly                         First Financial Fund, Inc.
                                                    Rochester City Manager;                    and Director (since 1988)
                                                    formerly Deputy Monroe                     of The High Yield Plus
                                                    County Executive; Trustee                  Fund, Inc.
                                                    of Center for Governmental
                                                    Research, Inc.; Director of
                                                    Blue Cross of Rochester;
                                                    Monroe County Water
                                                    Authority and Executive
                                                    Service Corps of Rochester.

Stephen P. Munn (60)      Director     since 2000   Formerly Chief Executive          73       Chairman of the Board
                                                    Officer (1988-2001) and                    (since January 1994) and
                                                    President of Carlisle                      Director (since 1988) of
                                                    Companies Incorporated.                    Carlisle Companies
                                                                                               Incorporated (manufacturer
                                                                                               of industrial products);
                                                                                               Director of Gannett Co.
                                                                                               Inc. (publishing and media).

Richard A. Redeker (58)   Director     since 2000   Formerly management               73
                                                    consultant of Invesmart,
                                                    Inc. (August 2001-October
                                                    2001); formerly employee of
                                                    Prudential Investments
                                                    (October 1996-January 1998).

Robin B. Smith (62)       Director     since 1996   Chairman and Chief                69       Director of BellSouth
                                                    Executive Officer (since                   Corporation (since 1992)
                                                    August 1996) of Publishers                 and Kmart Corporation
                                                    Clearing House                             (retail) (since 1996).
                                                    (publishing); formerly
                                                    President and Chief
                                                    Executive Officer (January
                                                    1988-August 1996) of
                                                    Publishers Clearing House.

Louis A. Weil, III (61)   Director     since 2000   Formerly Chairman (January        73
                                                    1999-July 2000), President
                                                    and Chief Executive Officer
                                                    (January 1996-July 2000)
                                                    and Director (since
                                                    September 1991) of Central
                                                    Newspapers, Inc.; formerly
                                                    Chairman of the Board
                                                    (January 1996-July 2000),
                                                    Publisher and Chief
                                                    Executive Officer (August
                                                    1991-December 1995) of
                                                    Phoenix Newspapers, Inc.

Clay T. Whitehead (63)    Director     since 1999   President (since 1983) of         91       Director (since 2000) of
P.O. Box 8090                                       National Exchange Inc. (new                First Financial Fund, Inc.
McLean, VA 22106-8090                               business development firm).                and Director (since 2000)
                                                                                               of The High Yield Plus
                                                                                               Fund, Inc.

                             INTERESTED DIRECTORS



                                                                                        NUMBER OF
                                              TERM OF                                 PORTFOLIOS IN
                               POSITION    OFFICE*** AND                              FUND COMPLEX
                               WITH THE      LENGTH OF      PRINCIPAL OCCUPATIONS       OVERSEEN     OTHER DIRECTORSHIPS HELD
  NAME, ADDRESS** AND AGE        FUND       TIME SERVED    DURING PAST FIVE YEARS      BY DIRECTOR      BY THE DIRECTOR****
  -----------------------   -------------- ------------- ---------------------------  ------------- ---------------------------

*Robert F. Gunia (55)       Vice President  since 1996   Executive Vice President          112      Vice President and Director
                            and Director                 and Chief Administrative                   (since May 1989) of The
                                                         Officer (since June 1999)                  Asia Pacific Fund, Inc.
                                                         of Prudential Investments
                                                         LLC; Executive Vice
                                                         President and Treasurer
                                                         (since January 1996) of PI,
                                                         President (since April
                                                         1999) of Prudential
                                                         Investment Management
                                                         Services LLC (PIMS);
                                                         Corporate Vice President
                                                         (since September 1997) of
                                                         The Prudential Insurance
                                                         Company of America
                                                         (Prudential); formerly
                                                         Senior Vice President
                                                         (March 1987-May 1999) of
                                                         Prudential Securities
                                                         Incorporated (Prudential
                                                         Securities); formerly Chief
                                                         Administrative Officer
                                                         (July 1989-September 1996),
                                                         Director (January
                                                         1989-September 1996), and
                                                         Executive Vice President,
                                                         Treasurer and Chief
                                                         Financial Officer (June
                                                         1987-September 1996) of
                                                         Prudential Mutual Fund
                                                         Management, Inc. (PMF);
                                                         Vice President and Director
                                                         (since May 1992) of
                                                         Nicholas-Applegate Fund,
                                                         Inc.

*David R. Odenath, Jr. (45) President and   since 1999   President, Chief Executive        115
                            Director                     Officer and Chief Operating
                                                         Officer (since June 1999)
                                                         of PI; Senior Vice
                                                         President (since June 1999)
                                                         of Prudential; formerly
                                                         Senior Vice President
                                                         (August 1993-May 1999) of
                                                         PaineWebber Group, Inc.

*Judy A. Rice (54)          Vice President  since 2000   Executive Vice President          111
                            and Director                 (since 1999) of PI;
                                                         formerly various positions
                                                         to Senior Vice President
                                                         (1992-1999), Prudential
                                                         Securities; and various
                                                         positions to Managing
                                                         Director (1975-1992) of
                                                         Salomon Smith Barney;
                                                         Member of Board of
                                                         Governors of the Money
                                                         Management Institute;
                                                         Member of the Prudential
                                                         Securities Operating
                                                         Council and a Member of the
                                                         Board of Directors for the
                                                         National Association for
                                                         Variable Annuities.

   Information pertaining to the Officers of the Fund who are not also Directors is set forth below.



                                   Officers



                                                          Term of
                                                       Office*** and
                                                         Length of                     Principal Occupations
Name, Address** and Age        Position with the Fund   Time Served                    During Past Five Years
-----------------------       ------------------------ ------------- -----------------------------------------------------------
Grace C. Torres (43)          Treasurer and Principal   since 1997   Senior Vice President (since January 2000) of PI; formerly
                              Financial and Accounting               First Vice President (December 1996-January 2000) of PI
                              Officer                                and First Vice President (March 1993-1999) of Prudential
                                                                     Securities.

Maria G. Master (31)          Secretary                 since 2002   Vice President and Corporate Counsel (since August 2001)
                                                                     of Prudential; formerly Financial/Economic Analyst with the
                                                                     Federal Reserve Bank of New York (April 1999-July 2001),
                                                                     Associate Attorney of Swidler Berlin Shereff Friedman LLP
                                                                     (March 1997-April 1999) and Associate Attorney of Riker,
                                                                     Danzig, Scherer, Hyland & Perretti LLP (August 1995-March
                                                                     1997).

Marguerite E.H. Morrison (46) Assistant Secretary       since 2002   Vice President and Chief Legal Officer--Mutual Funds and
                                                                     Unit Investment Trusts (since August 2000) of Prudential;
                                                                     Assistant Secretary (since February 2001) of PI; previously
                                                                     Vice President and Associate General Counsel (December
                                                                     1996-February 2001) of PI and Vice President and Associate
                                                                     General Counsel (September 1987-September 1996) of
                                                                     Prudential Securities.

----------

* "Interested" Director, as defined in the 1940 Act, by reason of affiliation with the Manager, the investment advisers (as defined below) or the Distributor (as defined below).


** Unless otherwise noted, the address of the Directors and officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.


*** There is no set term of office for Directors and Officers. The Independent
    Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the number of years for which they have served as a Director and/or Officer.


****This column includes only directorships of companies required to register or file reports with the Commission under the Securities Exchange Act of 1934 (that is, "public companies") or other investment companies registered under the 1940 Act.






   The Fund has Directors who, in addition to overseeing the actions of the Fund's Manager, investment advisers and Distributor, decide upon matters of general policy. In addition to their functions set forth under "Investment Advisory and Other Services--Manager and Investment Advisers" and "Principal Underwriter, Distributor and Rule 12b-1 Plans," the Directors also review the actions of the Fund's Officers, who conduct and supervise the daily business operations of the Fund. Pursuant to the Fund's Management Agreement, the Board may contract for advisory and management services for the Fund. Any such contract may permit the Manager to delegate certain or all of its duties under such contract to the Subadviser.



   Directors and Officers of the Fund are also directors and officers of some or all of the other investment companies advised by the Manager and distributed by the Distributor (as defined below).



   Pursuant to the Amended and Restated Management Agreement (the Management Agreement) with the Fund, the Manager pays all compensation of Officers and employees of the Fund as well as the fees and expenses of all Interested Directors.

                           Standing Board Committees



   The Board of Directors has established two standing committees in connection with governance of the Fund--Audit and Nominating.



   The Audit Committee consists of all of the Independent Directors. The responsibilities of the Audit Committee are to assist the Board of Directors in overseeing the Fund's independent accountants, accounting policies and procedures, and other areas relating to the Fund's auditing processes. The scope of the Audit Committee's responsibilities is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control and the independent accountants' responsibility to plan and carry out a proper audit. The Audit Committee met four times during the fiscal year ended May 31, 2002.



   The Nominating Committee consists of all of the Independent Directors. This Committee interviews and recommends to the Board persons to be nominated for election as Directors by the Fund's shareholders and selects and proposes nominees for election by the Board between annual meetings. This Committee does not normally consider candidates proposed by shareholders for election as Directors. The Nominating Committee also reviews the independence of Directors currently serving on the Board and also recommends to the Board Independent Directors to be selected for membership on Board Committees. The Nominating Committee reviews each Director's investment in the Fund, matters relating to Director compensation and expenses and compliance with the Fund's retirement policy. The Nominating Committee did not meet during the fiscal year ended May 31, 2002.



   In addition to the two standing Committees of the Fund, the Board of Directors has also approved Director participation in an Executive Committee designed to coordinate the governance of all of the mutual funds in the Prudential mutual fund complex. The role of the Executive Committee is solely advisory and consultative, without derogation of any of the duties or responsibilities of the Board of Directors. The following Independent Directors serve on the Executive Committee: Thomas Mooney and Thomas Whitehead. Independent Directors from other funds in the Prudential mutual fund complex also serve on the Executive Committee. The responsibilities of the Executive Committee include: facilitating communication and coordination between the Independent Directors and Fund management on issues that affect more than one fund; serving as a liaison between the Boards of Directors/Trustees of the funds and fund management; developing, in consultation with outside counsel and management, draft agendas for Board meetings; reviewing and recommending changes to Board practices generally and monitoring and supervising the performance of legal counsel to the funds generally and the Independent Directors.



   The Fund pays each of its Independent Directors annual compensation in addition to certain out-of-pocket expenses. Directors who serve on the Committees may receive additional compensation. The amount of annual compensation paid to each Independent Director may change as a result of the introduction of additional funds on whose Boards the Director may be asked to serve.



   Independent Directors may defer receipt of their Directors' fees pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, the Fund accrues deferred Directors' fees daily which, in turn, accrue interest at a rate equivalent to the prevailing rate to 90-day U.S. Treasury Bills at the beginning of each calendar quarter or, at the daily rate of return of any Prudential mutual fund chosen by the Director. Payment of the interest so accrued is also deferred and becomes payable at the option of the Director. The Fund's obligation to make payments of deferred Directors' fees, together with interest thereon, is a general obligation of the Fund.



   The Fund has no retirement or pension plan for its Directors.



   The following table sets forth the aggregate compensation paid by the Fund for the fiscal year ended May 31, 2002 to the Independent Directors for service on the Fund's Board and the Board of any other investment company in the Fund Complex, for the calendar year ended December 31, 2001.

                              Compensation Table



                                                       Total Compensation
                                          Aggregate    From Fund and Fund
                                         Compensation    Complex Paid to
     Name and Position                    From Fund   Independent Directors
     -----------------                   ------------ ---------------------
     Saul K. Fenster....................    $  600      $110,332 (21/79)*
     Delayne Dedrick Gold...............    $1,250      $173,000 (37/89)*
     Douglas H. McCorkindale**..........    $  600      $110,000 (17/75)*
     W. Scott McDonald, Jr..............    $  600      $115,000 (21/79)*
     Thomas T. Mooney**.................    $  600      $164,000 (28/95)*
     Stephen P. Munn....................    $  600      $114,000 (24/73)*
     Richard A. Redeker.................    $  600      $110,000 (24/73)*
     Robin B. Smith**...................    $1,250      $114,500 (26/69)*
     Louis A. Weil, III.................    $  600      $113,667 (24/73)*
     Clay T. Whitehead..................    $1,250      $173,000 (30/91)*

----------

* Indicates number of funds/portfolios in Fund Complex (including the Fund) to which aggregate compensation relates.


** Although the last column shows the total amount paid to Directors from the Fund Complex during the calendar year ended December 31, 2001, such compensation was deferred at the election of Directors in total or in part, under the Funds' deferred fee agreement. Including accrued interest, on amounts deferred through December 31, 2001, total value of deferred compensation for the calendar year amounted to approximately $91,273, $115,056, $148,850 and $80,106 for Messrs. McCorkindale, McDonald, Mooney and Ms. Smith, respectively.



   Directors and Officers who are interested do not receive compensation from the Fund Complex and therefore are not shown in the Compensation Table.



   The following table sets forth the dollar range of equity securities in the Fund beneficially owned by a Director and, on an aggregate basis, in all registered investment companies overseen by the Director in the Fund Complex as of May 31, 2002.



                        Director Share Ownership Table



                             Independent Directors



                                                   Aggregate Dollar Range of
                                                   Equity Securities in All
                                Dollar Range of      Registered Investment
                              Equity Securities in   Companies Overseen By
    Name of Director                the Fund       Director in Fund Complex
    ----------------          -------------------- -------------------------
    Saul K. Fenster..........         --               $50,001-$100,000
    Delayne Dedrick Gold.....         --                Over $100,000
    Douglas H. McCorkindale..   $10,001-$50,000         Over $100,000
    W. Scott McDonald, Jr....     $1-$10,000            Over $100,000
    Thomas T. Mooney.........   $10,001-$50,000         Over $100,000
    Stephen P. Munn..........         --                Over $100,000
    Richard A. Redeker.......         --                Over $100,000
    Robin B. Smith...........   $10,001-$50,000         Over $100,000
    Louis A. Weil, III.......   $10,001-$50,000         Over $100,000
    Clay T. Whitehead........         --               $50,001-$100,000



                             Interested Directors



                                                   Aggregate Dollar Range of
                                                   Equity Securities in All
                                Dollar Range of      Registered Investment
                              Equity Securities in   Companies Overseen By
    Name of Director                the Fund       Director in Fund Complex
    ----------------          -------------------- -------------------------
    Robert F. Gunia..........          --                Over $100,000
    David R. Odenath, Jr.....          --                Over $100,000
    Judy A. Rice.............          --                Over $100,000

   The following table sets forth information regarding each class of securities owned beneficially or of record by each Independent Director, and his/her immediate family members, in an investment adviser or principal underwriter of the Fund or a person (other than a registered investment company) directly or indirectly "controlling", "controlled by", or "under common control with" (within the meaning of the 1940 Act) an investment adviser or principal underwriter of the Fund as of December 31, 2001.



                           Name of Owners and             Title of  Value of  Percent of
Name of Director        Relationships to Director Company  Class   Securities   Class
----------------        ------------------------- ------- -------- ---------- ----------
Saul K. Fenster........            --               --       --        --         --
Delayne Dedrick Gold...            --               --       --        --         --
Douglas H. McCorkindale            --               --       --        --         --
W. Scott McDonald, Jr..            --               --       --        --         --
Thomas T. Mooney.......            --               --       --        --         --
Stephen P. Munn........            --               --       --        --         --
Richard A. Redeker.....            --               --       --        --         --
Robin B. Smith.........            --               --       --        --         --
Louis A. Weil, III.....            --               --       --        --         --
Clay T. Whitehead......            --               --       --        --         --



              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES



   Directors of the Fund are eligible to purchase Class Z shares, which are sold without either an initial sales charge or contingent deferred sales charge to a limited group of investors.



   As of July 5, 2002, the Directors and officers of the Fund, as a group, owned less than 1% of any class of the outstanding common stock of the Fund.



   As of July 5, 2002, the beneficial owners, directly or indirectly, of more than 5% of the outstanding shares of any class of shares of the Fund were:



  Name                           Address                 Class  No. Shares /%
  ----                           -------                 -----  -------------

  Prudential Securities C/ F     11501 Rosewood St 003-    C     16,957(5.37%)
  Mr. Lawrence G. Scheer         R8608
  IRA DTD 06/14/00               Leawood, KS 66211-2015

  Prudential Trust Company       10611 Harwin              C    32,919(10.43%)
  FBO KMG-Bernuth, Inc.          Suite 402
                                 Houston, TX 77036

  Prudential Retirement Services PO Box 5310               Z   243,099(47.06%)
  Administrator For Plan S006693 Scranton, PA 18505-5310
  Bertelsmann Inc. 401(K) Plan





   As of July 5, 2002, Prudential Securities was the record holder for other beneficial owners, as follows:



  Class                                                         No. Shares/%
  -----                                                        --------------
  Class A                                                      1,372,791(55%)
  Class B                                                      1,202,720(58%)
  Class C                                                        234,388(74%)
  Class Z                                                        491,563(95%)



   In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy materials to beneficial owners for which it is the record holder.

                    INVESTMENT ADVISORY AND OTHER SERVICES

Manager and Investment Adviser


   The manager of the Fund is Prudential Investments LLC (PI or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. PI serves as manager to all of the other investment companies that, together with the Fund, comprise the Prudential mutual funds. See "How the Fund is Managed--Manager" in the Prospectus. As of March 31, 2002, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $101 billion.



   PI is a wholly-owned subsidiary of PI Holdco, Inc., which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential. Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), an affiliate of PI, serves as the transfer agent and dividend distribution agent for the Prudential mutual funds and, in addition, provides customer service, recordkeeping and management and administrative services to qualified plans.



   Pursuant to the Management Agreement with the Fund, PI, subject to the supervision of the Fund's Board of Directors and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention and disposition and loan of securities and other assets. In connection therewith, PI is obligated to keep certain books and records of the Fund.



   PI is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Fund. PI will continue to have responsibility for all investment advisory services performed pursuant to any such subadvisory agreements.



   PI will review the performance of all subadvisers and make recommendations to the Board of Directors with respect to the retention of subadvisers and the renewal of contracts. PI also administers the Fund's corporate affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street, the Fund's custodian (the Custodian), and PMFS. The management services of PI for the Fund are not exclusive under the terms of the Management Agreement and PI is free to, and does, render management services to others.



   For its services, PI receives, pursuant to the Management Agreement, a fee at an annual rate equal to .75 of 1% of the average daily net assets of the Fund. The fee is computed daily and payable monthly.



   In connection with its management of the corporate affairs of the Fund, PI bears the following expenses:



      (a) the salaries and expenses of all of its and the Fund's personnel except the fees and expenses of Independent Directors who are not affiliated persons of PI or the Fund's investment adviser;



      (b) all expenses incurred by PI or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund, as described below; and



      (c) the costs and expenses payable to any subadviser pursuant to any subadvisory agreement between PI and each such investment adviser.



   Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Independent Directors who are not affiliated with PI or any subadviser, (c) the fees and certain expenses of the Custodian and Transfer Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade associations of which the Fund may be a member, (h) the cost of stock certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the SEC, registering the Fund as a broker or dealer and paying notice filing fees under state securities laws, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and (m) distribution and service fees.


   The Management Agreement provides that PI will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of its duties. The Management Agreement provides that it will terminate automatically if assigned (as defined in the 1940 Act), and that it may be terminated without penalty by either PIFM or the Fund (by the Board of Directors or vote of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act) upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.



   For the fiscal years ended May 31, 2002, 2001, and 2000, PI received management fees of $598,649, $611,534 and $575,291, respectively.



   PI has entered into a Subadvisory Agreement with Jennison Associates LLC (Jennison). The Subadvisory Agreement provides that Jennison will furnish investment advisory services in connection with the management of the Fund. In connection therewith, Jennison is obligated to keep certain books and records of the Fund. PI continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises Jennison's performance of such services. Jennison is compensated by PIFM for its services in the amount of .375% of the Fund's average daily net assets. Prior to September 18, 2000, Prudential Investment Management, Inc. (PIM), furnished investment advisory services to the Fund and was compensated by PI for doing so at an annual rate of .375% of the Fund's average daily net assets. For the fiscal year ended May 31, 1999, PIM received its reasonable costs and expenses from PI and for the fiscal year ended May 31, 2000, PIM received $287,646 from PI. For the fiscal year ended May 30, 2001, PIM received $88,634 from PI for investment advisory services it provided to the Fund through September 17, 2000, and for the period September 18, 2000 through May 31, 2001, Jennison received $217,133 from PI for investment advisory services it provided to the Fund. For the fiscal year ended May 31, 2002, Jennison was paid $299,325.



   The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Fund, PI or Jennison upon not more than 60 days', nor less than 30 days', written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. As discussed in the Prospectus, PI employs Jennison under a "manager-of-managers" structure that allows PI to replace the investment adviser or amend the Subadvisory Agreement without seeking shareholder approval.



Matters Considered by the Board



   The Management and Subadvisory Agreements (the Agreements) were last approved by the Directors, including all of the Independent Directors on May 22, 2002 at a meeting called for that purpose. In approving the Management and Subadvisory Agreements, the Board primarily considered, with respect to the Fund, the nature and quality of the services provided under the Agreements and the overall fairness of the Agreements to the Fund. The Board requested and evaluated reports from the Manager and investment adviser that addressed specific factors designed to inform the Board's consideration of these and other issues.



   With respect to the nature and quality of the services provided by the Manager and investment adviser, respectively, the Board considered the performance of the Fund in comparison to relevant market indices and, the performance of a peer group of investment companies pursuing broadly similar strategies, and reviewed reports prepared by an unaffiliated organization applying various statistical and financial measures of fund performance compared to such indices and peer groups of funds over the past one, three, five and ten years. The Board also evaluated the division of responsibilities among the Manager and its affiliates, and the capabilities of the personnel providing services. The Board also considered the quality of brokerage execution provided by the Manager and investment adviser.

   With respect to the overall fairness of the Management and Subadvisory Agreement, the Board primarily considered the fee structure of the Agreements and the profitability of the Manager and the investment adviser and their affiliates from their association with the Fund. The Board reviewed information from an independent data service about the rates of compensation paid to the investment adviser, and overall expense ratios, for funds comparable in size, character and investment strategy to the Fund. The Board also considered that the Fund's fee structure provides for a reduction of payments resulting from economies of scale. The Board also evaluated the aggregate amount and structure of fees paid by the Manager to the investment adviser. In concluding that the direct and indirect benefits accruing to the Manager, the investment adviser and their affiliates by virtue of their relationship to the Fund, were reasonable in comparison with the costs of the provision of investment advisory services and the benefits accruing to the Fund, the Board reviewed specific data as to the Manager's and the investment adviser's profit or loss on the Fund for the recent period and carefully examined their cost allocation methodology. With respect to profitability, the Manager and the investment adviser discussed with the Board the allocation methodologies for intercompany revenues and expenses (not including the costs of distributing shares or providing shareholder services) in order to approximate their respective profits from the Management or investment advisory fees. The Board understood that neither the Manager nor the investment adviser use these profitability analyses in the management of their businesses other than in connection with the approval or continuation of management and advisory agreements, at least in part because they exclude significant costs and include certain revenues that judicial interpretations have required in the context of Board approval of mutual fund advisory agreements.


Principal Underwriter, Distributor and Rule 12b-1 Plans

   Prudential Investment Management Services LLC (PIMS or the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of the shares of the Fund. See "How the Fund is Managed--Distributor" in the Prospectus.

   Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively the Plans) adopted pursuant to Rule 12b-1 under the 1940 Act and a distribution agreement (the Distribution Agreement), the Distributor incurs the expenses of distributing the Fund's Class A, Class B and Class C shares. The Distributor also incurs the expenses of distributing the Fund's Class Z shares under the Distribution Agreement, none of which are reimbursed by or paid for by the Fund. See "How the Fund is Managed--Distributor" in the Prospectus.

   Under the Plans, the Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

   The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis dealers in consideration for the distribution, marketing, administrative and other services and activities provided by dealers with respect to the promotion of the sale of the Fund's shares and the maintenance of related shareholder accounts.


   Class A Plan. Under the Class A Plan, the Fund may pay the Distributor for its distribution-related activities with respect to Class A shares at an annual rate of up to .30 of 1% of the average daily net assets of the Class A shares. The Class A Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (2) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1%. The Distributor has contractually agreed to limit its distribution and service (12b-1) fees payable under the Class A Plan to .25 of 1% of the average daily net assets of the Class A shares for the fiscal year ending May 31, 2003.



   For the fiscal year ended May 31, 2002, the Distributor received payments of approximately $94,342 under the Class A Plan. This amount was primarily expended for payments of account servicing fees to financial advisers and other persons who sell Class A shares. For the fiscal year ended May 31, 2002, the Distributor received approximately $59,900 in initial sales charges in connection with the sale of Class A shares, all of which was paid over to brokers selling the Fund's Class A shares.


   Class B and Class C Plans. Under the Class B and Class C Plans, the Fund pays the Distributor for its distribution-related activities with respect to Class B and Class C shares at an annual rate of up to 1% of the average daily net assets of each of the Class B and Class C shares. The Class B Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class B shares may be paid as a service fee and (2) up to .75 of 1% (not including the service fee) of the average daily net assets of the Class B shares (asset-based sales charge) may be paid for distribution-related expenses with respect to the Class B shares. The Class C Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class C shares may be paid as a service fee and (2) up to .75 of 1% (not including the service fee) of the average daily net assets of the Class C shares may be paid for distribution-related expenses with respect to Class C shares. The service fee (.25 of 1% of average daily net assets) is used to pay for personal service and/or the maintenance of shareholder accounts. The Distributor also receives contingent deferred sales charges from certain redeeming shareholders and, with respect to Class C shares, an initial sales charge.


   Class B Plan. For the fiscal year ended May 31, 2002, the Distributor received approximately $320,400 from the Fund under the Class B Plan and spent approximately $255,400 in distributing the Fund's Class B shares. It is estimated that of the latter amount, approximately 5.3% ($13,500) was spent on printing and mailing of prospectuses to persons other than current shareholders; 22.8% ($58,200) was spent on compensation to broker-dealers for commissions to representatives and other expenses, including an allocation of overhead and other branch office distribution-related expenses, incurred for distribution of Class B shares; and 71.9% ($183,700) on the aggregate of (1) payments of commissions and account servicing fees to financial advisers (37.4% or $95,500) and (2) an allocation of overhead and other branch office distribution-related expenses for payments of related expenses (34.5% or $88,200). The term "overhead and other branch office distribution-related expenses" represents (a) the expenses of operating Prudential Securities' and Pruco Securities Corporation's (Prusec's) branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expenses relating to branch promotion of Fund sales.



   The Distributor also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class B shares. For the fiscal year ended May 31, 2002, the Distributor received approximately $56,200 in contingent deferred sales charges attributable to Class B shares, all of which was retained by the Distributor.



   Class C Plan. For the fiscal year ended May 31, 2002, the Distributor received approximately $37,709 under the Class C Plan and spent approximately $39,600 in distributing Class C shares. Of the latter amount, approximately 4.0% ($1,600) was spent on printing and mailing of prospectuses to persons other than current shareholders; 0.8% ($300) was spent on compensation to broker-dealers for commissions to representatives and other expenses, including an allocation of overhead and other branch office distribution-related expenses, incurred for distribution of Class C shares; and 95.2% ($37,700) was spent on the aggregate of (i) payments of commissions and account servicing fees to financial advisers (88.4% or $35,000) and (ii) an allocation of overhead and other branch office distribution-related expenses for payments of related expenses (6.8% or $2,700).



   For the fiscal year ended May 31, 2002, the Distributor received approximately $10,100 in initial sales charges in connection with the sale of Class C shares, all of which was retained by the Distributor. The Distributor also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class C shares. For the fiscal year ended May 31, 2002, the Distributor received approximately $3,100 in contingent deferred sales charges attributable to Class C shares, all of which was paid over to brokers selling the Fund's Class C shares.


   Distribution expenses attributable to the sale of Class A, Class B and Class C shares of the Fund other than expenses allocable to a particular class are allocated to each such class based upon the ratio of sales of each such class to the sales of Class A, Class B and Class C shares of the Fund. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.

   The Class A, Class B and Class C Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors, including a majority vote of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the Class A, Class B or Class C Plan or in any agreement related to the Plans (Rule 12b-1 Directors), cast in person at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of the applicable class of the Fund on not more than 30 days' written notice to any other party to the Plan. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class (by both Class A and Class B shareholders, voting separately, in the case of material amendments to the Class A Plan), and all material amendments are required to be approved by the Board of Directors in the manner described above. Each Plan will automatically terminate in the event of its assignment. The Fund will not be contractually obligated to pay expenses incurred under the Class A Plan, Class B Plan or Class C Plan if such Plan is terminated or not continued.

   Pursuant to each Plan, the Board of Directors will review at least quarterly a written report of the distribution expenses incurred on behalf of the Class A, Class B and Class C shares of the Fund by the Distributor. The report will include an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Rule 12b-1 Directors will be committed to Rule 12b-1 Directors.

   Pursuant to the Distribution Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the Securities Act.

   In addition to distribution and service fees paid by the Fund under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments to dealers (including Prudential Securities) and other persons which distribute shares of the Fund (including Class Z shares). Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.


   Fee Waivers/Subsidies. PI may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund. In addition, the Distributor has contractually agreed to waive a portion of its distribution and service (12b-1) fees for the Class A shares for the fiscal year ending May 31, 2003. Fee waivers and subsidies will increase the Fund's total return.



   NASD Maximum Sales Charge Rule. Pursuant to rules of the National Association of Securities Dealers, Inc. (NASD), the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on shares of the Fund may not exceed .75 of 1% per class. The 6.25% limitation applies to the Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of all classes would be suspended.


Other Service Providers


   State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Subcustodians provide custodial services for any foreign assets of the Fund held outside the United States.



   Prudential Mutual Fund Services LLC (PMFS), 194 Wood Avenue South, Iselin, New Jersey 08853, serves as the transfer and dividend disbursing agent of the Fund. PMFS is a wholly-owned subsidiary of PI. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee per shareholder account of $10.00, a new account set-up fee for each manually-established shareholder account of $2.00 and a monthly inactive zero balance account fee per shareholder account of $0.20. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communication expenses and other costs.


   PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as the Fund's independent accountants and in that capacity audits the Fund's annual financial statements.

Codes of Ethics


   The Board of Directors of the Fund has adopted a Code of Ethics. In addition, the Manager, investment adviser and Distributor have each adopted a Code of Ethics (collectively, the Codes). The Codes permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund. However, the protective provisions of the Codes prohibit certain investments and limit such personnel from making investments during periods when the Fund is making such investments. The Codes are on public file with, and are available from, the Commission.


                   BROKERAGE ALLOCATION AND OTHER PRACTICES


   The Manager is responsible for decisions to buy and sell securities, futures and options on securities and futures for the Fund, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. For purposes of this section, the term "Manager" includes the investment adviser. Broker-dealers may receive brokerage commissions on Fund portfolio transactions, including options and the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law, Prudential Securities and its affiliates or one of the investment adviser's affiliates (an affiliated broker). Brokerage commissions on United States securities, options and futures exchanges or boards of trade are subject to negotiation between the Manager and the broker or futures commission merchant.



   In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and U.S. Government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. The Fund will not deal with an affiliated broker in any transaction in which an affiliated broker acts as principal. Thus, it will not deal in the over-the-counter market with Prudential Securities acting as market maker, and it will not execute a negotiated trade with an affiliated broker if execution involves an affiliated broker acting as principal with respect to any part of the Fund's order.


   In placing orders for portfolio securities of the Fund, the Manager's overriding objective is to obtain the best possible combination of price and efficient execution. The Manager seeks to effect each transaction at a price and commission that provides the most favorable total cost or proceeds reasonably attainable in the circumstances. The factors that the Manager may consider in selecting a particular broker, dealer or futures commission merchant (firms) are the Manager's knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the portfolio transaction; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular transaction; confidentiality; the execution, clearance and settlement capabilities of the firms; the availability of research and research related services provided through such firms; the Manager's knowledge of the financial stability of the firms; the Manager's knowledge of actual or apparent operational problems of firms; and the amount of capital, if any, that would be contributed by firms executing the transaction. Given these factors, the Fund may pay transaction costs in excess of that which another firm might have charged for effecting the same transaction.

   When the Manager selects a firm that executes orders or is a party to portfolio transactions, relevant factors taken into consideration are whether that firm has furnished research and research-related products and/or services, such as research reports, research compilations, statistical and economic data, computer data bases, quotation equipment and services, research-oriented computer software, hardware and services, reports concerning the performance of accounts, valuations of securities, investment related periodicals, investment seminars and other economic services and consultants. Such services are used in connection with some or all of the Manager's investment activities; some of such services, obtained in connection with the execution of transactions for one investment account, may be used in managing other accounts, and not all of these services may be used in connection with the Fund.

   The Manager maintains an internal allocation procedure to identify those firms who have provided it with research and research-related products and/or services, and the amount that was provided, and to endeavor to direct sufficient commissions to them to ensure the continued receipt of those services that the Manager believes provide a benefit to the Fund and its other clients.

The Manager makes a good faith determination that the research and/or service is reasonable in light of the type of service provided and the price and execution of the related portfolio transactions.

   When the Manager deems the purchase or sale of equities to be in the best interests of the Fund or its other clients, including Prudential, the Manager may, but is under no obligation to, aggregate the transactions in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the transactions, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to its clients. The allocation of orders among firms and the commission rates paid are reviewed periodically by the Fund's Board of Directors. Portfolio securities may not be purchased from any underwriting or selling syndicate of which an affiliated broker, during the existence of the syndicate, is a principal underwriter (as defined in the 1940 Act), except in accordance with rules of the Commission. This limitation, in the opinion of the Fund, will not significantly affect the Fund's ability to pursue its present investment objective, However, in the future in other circumstances, the Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.

   Subject to the above considerations, an affiliated broker may act as a securities broker or futures commission merchant for the Fund. In order for an affiliated broker or Prudential Securities (or any affiliate) to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other firms in connection with comparable transactions involving similar securities or futures contracts being purchased or sold on an exchange or board of trade during a comparable period of time. This standard would allow the affiliated broker to receive no more than the remuneration which would be expected to be received by an unaffiliated firm in a commensurate arm's-length transaction. Furthermore, the Board of Directors of the Fund, including a majority of the non-interested Directors, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to the affiliated broker are consistent with the foregoing standard. In accordance with Section 11(a) of the Securities Exchange Act of 1934, as amended, Prudential Securities may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation. Prudential Securities must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities from transactions effected for the Fund during the applicable period. Brokerage and futures transactions with Prudential Securities (or any affiliate) are also subject to such fiduciary standards as may be imposed upon Prudential Securities (or such affiliate) by applicable law.


   The table below shows certain information regarding the payment of commissions by the Fund, including the commissions paid to Prudential Securities, for the three fiscal years ended May 31, 2002.



                                                               Fiscal year ended May 31,
                                                             ----------------------------
                                                               2002      2001      2000
                                                             --------  --------  --------
Total brokerage commissions paid by the Fund................ $131,533  $215,125  $127,739
Total brokerage commissions paid to Prudential Securities...      -0-       -0-  $  1,824
Percentage of total brokerage commissions paid to
  Prudential Securities.....................................        0%        0%     1.43%
Percentage of total dollar amounts of transactions
  involving commissions that were effected through
  Prudential Securities.....................................        0%        0%     1.17%



   The Fund effected approximately 0% of the total dollar amount of its transactions involving the payment of commissions to Prudential Securities during the fiscal year ended May 31, 2002. Of the total brokerage commissions paid during that period, $34,234 (or 26%) were paid to firms which provided research, statistical or other services to the Manager. PI has not separately identified a portion of such brokerage commissions as applicable to the provision of such research, statistical or other services.



   The Fund is required to disclose its holdings of securities of its regular brokers and dealers (as defined under Rule 10b-1 of the 1940 Act) and their parents. At May 31, 2002, the Fund held no securities of its regular brokers and dealers.

                        CAPITAL STOCK AND ORGANIZATION


   The Fund is authorized to issue 125 million shares of Class A Common Stock, 125 million shares of Class B Common Stock, 125 million shares of Class C Common Stock and 125 million shares of Class Z Common Stock of the Fund, $.01 par value per share. Currently, the Fund is offering all four classes. In accordance with the Fund's Articles of Restatement, the Directors may authorize the creation of additional series and classes within such series (the proceeds of which would be invested in separate, independently managed series with distinct investment objectives and policies and share purchase, redemption and net asset value procedures), with such preferences, privileges, limitations and voting and dividend rights as the Directors may determine. All consideration received by the Fund for shares of any additional series, and all assets in which such consideration is invested, would belong to that series (subject only to the rights of creditors of that series) and would be subject to the liabilities related thereto. Pursuant to the 1940 Act, shareholders of any additional series of shares would normally have to approve the adoption of any advisory contract relating to such series and of any changes in the investment policies related thereto.



   The Fund shall continue without limitation of time, subject to the provisions in the Articles of Restatement concerning termination by action of the shareholders or by the Directors by written notice to the shareholders.


   The Directors have the power to alter the number and the terms of office of the Directors and appoint their own successors, provided that always at least a majority of the Directors have been elected by the shareholders of the Fund. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Directors being selected, while the holders of the remaining shares would be unable to elect any Directors.

                PURCHASE, REDEMPTION AND PRICING OF FUND SHARES

   Shares of the Fund may be purchased at a price equal to the next determined net asset value (NAV) per share plus a sales charge which, at the election of the investor, may be imposed either (i) at the time of the purchase (Class A shares and Class C shares) or (ii) on a deferred basis (Class B and Class C shares). Class Z shares of the Fund are offered to a limited group of investors at NAV without any sales charge. See "How to Buy, Sell and Exchange Shares of the Fund" in the Prospectus.

   Each class of shares represents an interest in the same assets of the Fund and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charge or distribution and/or service fee), which may affect performance; (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class; (iii) each class has a different exchange privilege; (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors.

   Purchase by Wire. For an initial purchase of shares of the Fund by wire, you must complete an application and telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. PMFS will request the following information: your name, address, tax identification number, class election, dividend distribution election, amount being wired and wiring bank. You should then give instructions to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division, Attention: Prudential Natural Resources Fund, Inc., specifying on the wire the account number assigned by PMFS and your name and identifying the class in which you are investing (Class A, Class B, Class C or Class Z shares).


   If you arrange for receipt by State Street of federal funds prior to the calculation of NAV (once each business day at the close of regular trading on the New York Stock Exchange (NYSE), usually 4:00 p.m., New York time), on a business day, you may purchase shares of the Fund as of that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to purchase is received after the close of regular trading on the NYSE.


   In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential Natural Resources Fund, Inc., Class A, Class B, Class C or Class Z shares, and your name and individual account number. You do not need to call PMFS to make subsequent purchase orders utilizing federal funds. The minimum amount for subsequent purchase by wire is $100.


Issuance of Fund Shares for Securities

   Transactions involving the issuance of Fund shares for securities (rather than cash) will be limited to (i) reorganizations, (ii) statutory mergers, or
(iii) other acquisitions of portfolio securities that (a) meet the investment objective and policies of the Fund, (b) are liquid and not subject to restrictions on resale, (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market, and (d) are approved by the Fund's investment adviser.

Specimen Price Make-up


   Under the current distribution arrangements between the Fund and the Distributor, the Distributor sells Class A* shares at net asset value plus a maximum sales charge of 5%, sells Class C* shares with a 1% sales charge, and sells Class B* and Class Z shares at NAV. Using the NAV at May 31, 2002, the maximum offering price of the Fund's shares is as follows:



           Class A
           Net asset value and redemption price per Class A
             share........................................... $20.64
           Maximum sales charge (5% of offering price).......   1.09
                                                              ------
           Reacquired offering price to public............... $21.73
                                                              ======
           Class B
           Net asset value, offering price and redemption
             price per Class B share*........................ $18.76
                                                              ======


          Class C
          Net asset value and redemption price per Class C
            share*............................................ $18.76
          Sales charge (1% of offering price).................    .19
                                                               ------
          Offering price to public............................ $18.95
                                                               ======
          Class Z
          Net asset value, offering price and redemption
            price per Class Z share........................... $20.93

                                                               ======

          ----------

          *Class A, Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions. See "How to Buy, Sell and Exchange Shares of the Fund--How to Sell Your Shares--Contingent Deferred Sales Charge" in the Prospectus.


Selecting a Purchase Alternative

   The following will assist you in determining which method of purchase best suits your individual circumstances, based on the Fund's current fees and expenses:

   If you intend to hold your investment in the Fund for less than 4 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to an initial sales charge of 5% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.

   If you intend to hold your investment for longer than 4 years, but less than 5 years, and do not qualify for a reduced sales charge on Class A shares, you should consider purchasing Class B or Class C shares over Class A shares. This is because the initial sales charge plus the cumulative annual distribution-related fee on Class A shares would exceed those of the Class B and Class C shares if you redeem your investment during this time period. In addition, more of your money would be invested initially in the case of Class C shares, because of the relatively low initial sales charge, and all of your money would be invested initially in the case of Class B shares, which are sold at NAV.

   If you qualify for a reduced sales charge on Class A shares, you may benefit by purchasing Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. See "Reduction and Waiver of Initial Sales Charge--

Class A Shares" below. However, unlike Class B shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase. In addition, if you purchase $1 million or more of Class A shares, you are subject to a 1% CDSC on shares sold within 12 months. This charge is waived for all such Class A shareholders other than those who purchased their shares through certain broker-dealers that are not affiliated with Prudential Financial, Inc.


   If you do not qualify for a reduced sales charge on Class A shares and you purchase Class B or Class C shares, you would have to hold your investment for more than 6 years in the case of Class B shares and 5 years in the case of Class C shares for the higher cumulative annual distribution-related fee on those shares plus, in the case of Class C shares, the 1% initial sales charge to exceed the initial sales charge plus the cumulative annual distribution-related fees on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class B or Class C distribution-related fee on the investment, fluctuations in NAV, the effect of the return on the investment over this period of time or redemptions when the CDSC is applicable.

Reduction and Waiver of Initial Sales Charge--Class A Shares

   Benefit Plans. Certain group retirement and savings plans may purchase Class A shares without the initial sales charge if they meet the required minimum amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at
(800) 353-2847.

   Other Waivers. In addition, Class A shares may be purchased at NAV, without the initial sales charge, through the Distributor or the Transfer Agent, by:

    .  officers of the Prudential mutual funds (including the Fund),


    . employees of the Distributor, Prudential Securities, PI and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent,



    . employees of investment advisers of the Prudential mutual funds provided that purchases at NAV are permitted by such person's employer,


    . Prudential, employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries,

    .  members of the Board of Directors of Prudential,

    . real estate brokers, agents and employees of real estate brokerage companies affiliated with the Prudential Real Estate Affiliates who maintain an account at Prudential Securities, Prusec or with the Transfer Agent,

    . registered representatives and employees of brokers who have entered into a selected dealer agreement with the Distributor, provided that purchases at NAV are permitted by such person's employer,

    . investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that
       (1) the purchase is made within 180 days if the commencement of the financial adviser's employment at Prudential Securities, or within one year in the case of pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code of 1986, as amended (the Internal Revenue Code), deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code and non-qualified plans for which the Fund is an available option (collectively, Benefit Plans), (2) the purchase is made with proceeds of a redemption of shares of any open-end non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) and (3) the financial adviser served as the client's broker on the previous purchase,

    . investors in Individual Retirement Accounts, provided the purchase is made with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential provides administrative or recordkeeping services and further provided that such purchase is made within 60 days of receipt of the Benefit Plan distribution,

    . orders placed by broker-dealers, investment advisors or financial planners who have entered into an agreement with the Distributor, who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services (for example, mutual fund "wrap" or asset allocation programs), and

    . orders placed by clients of broker-dealers, investment advisers or financial planners who place trades for customer accounts if the accounts are linked to the master account of such broker-dealer, investment adviser or financial planner and the broker-dealer, investment adviser or financial planner charges its clients a separate fee for its services (for example, mutual fund "supermarket" programs).

   Broker-dealers, investment advisers or financial planners sponsoring fee-based programs (such as mutual fund "wrap" or asset allocation programs and mutual fund "supermarket" programs) may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

   For an investor to obtain any reduction or waiver of the initial sales charge, either the Transfer Agent must be notified directly by the investor or the Distributor must be notified by the broker facilitating the transaction at the time of the sale that the sale qualifies for the reduced or waived sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charge is imposed upon Class A shares acquired upon the reinvestment of dividends and distributions.

   Combined Purchase and Cumulative Purchase Privilege. If an investor or eligible group of related investors purchases Class A shares of the Fund concurrently with Class A shares of other Prudential mutual funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See "How to Buy, Sell and Exchange Shares of the Fund--Reducing or Waiving Class A's Initial Sales Charge" in the Prospectus.

   An eligible group of related investors includes any combination of the following:

    .  an individual,

    .  the individual's spouse, their children and their parents,

    .  the individual's and spouse's Individual Retirement Account (IRA),

    . any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners),

    . a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children,

    . a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse, and

    . one or more employee benefit plans of a company controlled by an individual.

   In addition, an eligible group of related investors may include an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers. An employer controlling, controlled by or under common control with another employer is deemed related to that employer.

   The Transfer Agent, the Distributor or your broker must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in any retirement or group plans.

   Letters of Intent. Reduced sales charges also are available to investors (or an eligible group of related investors) who enter into a written letter of intent providing for the purchase, within a thirteen-month period, of shares of the Fund and shares of other Prudential mutual funds (letter of intent). Retirement and group plans no longer qualify to purchase Class A shares at NAV by entering into a letter of intent.

   For purposes of the letter of intent, all shares of the Fund and shares of Prudential mutual funds (excluding money market funds other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent or its affiliates, and through your broker will not be aggregated to determine the reduced sales charge.

   A letter of intent permits an investor to establish a total investment goal to be achieved by any number of investments over a thirteen-month period. Each investment made during the period will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. Escrowed shares totaling 5% of the dollar amount of the letter of intent will be held by the Transfer Agent in the name of the investor. The effective date of a letter of intent may be back-dated up to 90 days, in order that any investment made during this 90-day period, valued at the investor's cost, can be applied to the fulfillment of the letter of intent goal.

   The letter of intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. In the event the letter of intent goal is not satisfied within the thirteen-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. Investors electing to purchase Class A shares of the Fund pursuant to a letter of intent should carefully read such letter of intent.

   The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings.

Class B Shares and Class C Shares

   The offering price of Class B shares is the NAV next determined following receipt of an order in proper form by the Transfer Agent, your Dealer or the Distributor. Class C shares are sold with an initial sales charge of 1%. Redemptions of Class B and Class C shares may be subject to a CDSC. See "Contingent Deferred Sales Charge."

   The Distributor will pay, from its own resources, sales commissions at the time of sale of up to 4% of the purchase price of Class B shares to brokers, financial advisers and other persons who sell Class B shares. This facilitates the ability of the Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee. See "How the Fund is Managed--Distributor." In connection with the sale of Class C shares, the Distributor will pay at the time of the sale, from its own resources, brokers, financial advisers and other persons which distribute Class C shares, a sales commission of up to 2% of the purchase price.

Waiver of Initial Sales Charge--Class C Shares

   Benefit Plans. Certain group retirement plans may purchase Class C shares at NAV without the initial sales charge. For more information, call Prudential at (800) 353-2847.


   Investment of Redemption Proceeds from Other Investment
Companies. Investors may purchase Class C shares at NAV, without the initial sales charge, with the proceeds from the redemption of shares of any unaffiliated registered investment company which were not held through an account with any Prudential affiliate. Such purchases must be made within 60 days of the redemption. Investors eligible for this waiver include: (i) investors purchasing shares through an account at Prudential Securities; (ii) investors purchasing shares through an COMMAND Account or an Investor Account with Pruco Securities Corporation (Prusec); and (iii) investors purchasing shares though other brokers. This waiver is not available to investors who purchase shares directly from the Transfer Agent. You must notify your broker if you are entitled to this waiver and provide it with such supporting documents as it may deem appropriate.



   Other: Investors who purchase Class C shares through certain broker-dealers that are not affiliated with Prudential may purchase Class C shares without paying the initial sales charge.


Class Z Shares

   Benefit Plans. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

   Mutual Fund Programs. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes mutual funds as investment options and the Fund as an available option.

Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

    . mutual fund "wrap" or asset allocation programs where the sponsor places Fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services

    . mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

   Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

   Other Types of Investors. Class Z shares also are available for purchase by the following categories of investors:

    . certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available investment option

    . current and former Directors/Trustees of the Prudential mutual funds (including the Fund)

    .  Prudential, with an investment of $10 million or more.

   In connection with the sale of Class Z shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons which distribute shares a finder's fee, from its own resources, based on a percentage of the net asset value of shares sold by such persons.

Rights of Accumulation

   Reduced sales charges also are available through rights of accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of the Fund and shares of other Prudential mutual funds (excluding money market funds, other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. Rights of accumulation may be applied across the classes of shares of Prudential mutual funds. However, the value of shares held directly with the Transfer Agent and through your broker will not be aggregated to determine the reduced sales charge. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (NAV plus maximum sales charge) as of the previous business day.

   The Distributor or the Transfer Agent must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. Rights of accumulation are not available to individual participants in any retirement or group plans.

Sale of Shares


   You can redeem your shares at any time for cash at the NAV next determined after the redemption request is received in proper form (in accordance with procedures established by the Transfer Agent in connection with investors' accounts) by the Transfer Agent, the Distributor or your broker. In certain cases, however, redemption proceeds will be reduced by the amount of any applicable CDSC, as described in "Contingent Deferred Sales Charge" below. If you are redeeming your shares through a broker, your broker must receive your sell order before the Fund computes its NAV for that day (at the close of regular trading on the NYSE, usually, 4:00 p.m., New York time) in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. Your broker will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of the Fund.


   If you hold shares of the Fund through Prudential Securities, you must redeem your shares through Prudential Securities. Please contact your Prudential Securities financial adviser.

   In order to redeem shares, a written request for redemption signed by you exactly as the account is registered is required. If you hold certificates, the certificates must be received by the Transfer Agent, the Distributor or your broker in order for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 8149, Philadelphia, PA 19101, to the Distributor or to your broker.


   Expedited Redemption Privilege. By electing the Expedited Redemption Privilege, you may arrange to have redemption proceeds sent to your bank account. The Expedited Redemption Privilege may be used to redeem shares in an amount of $200 or more, except if an account for which an expedited redemption is requested has a net asset value of less than $200, the entire account will be redeemed. Redemption proceeds in the amount of $1,000 or more will be remitted by wire to your bank account at a domestic commercial bank which is a member of the Federal Reserve system. Redemption proceeds of less than $1,000 will be mailed by check to your designated bank account. Any applicable contingent deferred sales charge will be deducted from the redemption proceeds. Expedited redemption requests may be made by telephone or letter, must be received by the Fund prior to 4:00 p.m., New York time, to receive a redemption amount based on that day's NAV and are subject to the terms and conditions as set forth in the Prospectus regarding redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see "How to Buy, Sell and Exchange Shares of the Fund--Telephone Redemptions or Exchanges" in the Prospectus. The Expedited Redemption Privilege may be modified or terminated at any time without notice. To receive further information, shareholders should contact Prudential Mutual Fund Services LLC at (800) 225-1852.


   Signature Guarantee.  If the proceeds of the redemption (i) exceed $100,000,
(ii) are to be paid to a person other than the shareholder, (iii) are to be sent to an address other than the address on the Transfer Agent's records, or
(iv) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request or stock power must be signature guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices. In the case of redemptions from a PruArray Plan, if the proceeds of the redemption are invested in another investment option of the plan in the name of the record holder and at the same address as reflected in the Transfer Agent's records, a signature guarantee is not required.

   Payment for shares presented for redemption will be made by check within seven days after receipt by the Transfer Agent, the Distributor or your broker of the certificate and written request, except as indicated below. If you hold shares through Prudential Securities, payment for shares presented for redemption will be credited to your account at your broker, unless you indicate otherwise. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on such exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during any other period when the SEC, by order, so permits; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (b), (c) or (d) exist.

   Redemption in Kind. If the Directors determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the SEC. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. See "Sale of Shares" above. If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.

   Involuntary Redemption. In order to reduce expenses of the Fund, the Fund may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other qualified or tax-deferred retirement plan or account, whose account value is less than the $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.


   90-day Repurchase Privilege. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest back into your account any portion or all of the proceeds of such redemption in shares of the Fund at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a pro rata basis.) You must notify the Transfer Agent, either directly or through the Distributor or your broker, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charge" below. Exercise of the repurchase privilege will generally not affect federal tax treatment of any gain realized upon redemption. However, if the redemption was made within a 30 day period of the repurchase and if the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, may not be allowed for federal income tax purposes.

Contingent Deferred Sales Charge


   Certain redemptions of Class A shares within 12 months of purchase are subject to a 1% CDSC. Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within 18 months of purchase (or one year in the case of shares purchased prior to November 2, 1998), will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount received by you. The CDSC will be imposed on any redemption which will reduce the current value of your Class A, Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding 12 months, in the case of Class A shares (in certain cases), six years, in the case of Class B shares, and 18 months, in the case of Class C shares (one year for Class C shares purchased before November 2, 1998). A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor. If you purchased or hold your shares through a broker, third party administrator or other authorized entity that maintains subaccount recordkeeping, any applicable CDSC that you will pay will be calculated and reported to PMFS by such broker, administrator or other authorized entity.


   The amount of the CDSC, if any, will vary depending on the number of years from the time of purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund.

   The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                     Contingent Deferred Sales
                                      Charge as a Percentage
                 Year Since Purchase  of Dollars Invested or
                   Payment Made         Redemption Proceeds
                 ------------------- -------------------------
                       First........            5.0%
                       Second.......            4.0%
                       Third........            3.0%
                       Fourth.......            2.0%
                       Fifth........            1.0%
                       Sixth........            1.0%
                       Seventh......            None


   In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payments for the purchase of Class A shares made during the preceding 12 months (in certain cases), six years for Class B shares (five years for Class B shares purchased prior to January 22, 1990) and 18 months for Class C shares (one year for Class C shares bought before November 2, 1998); then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

   For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

   For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.


   Waiver of Contingent Deferred Sales Charge--Class A Shares. The CDSC will be waived for all investors other than those who purchased their shares through certain broker-dealers not affiliated with Prudential Financial, Inc.

   Waiver of Contingent Deferred Sales Charge--Class B Shares. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.

   The CDSC will also be waived in the case of a total or partial redemption in connection with certain distributions made without penalty under the Internal Revenue Code from a qualified or tax-deferred retirement plan, an IRA or
Section 403(b) custodial account. For more information, call Prudential at
(800) 353-2847.

   Finally, the CDSC will be waived to the extent that the proceeds from shares redeemed are invested in Prudential mutual funds, The Guaranteed Investment Account, the Guaranteed Insulated Separate Account or units of The Stable Value Fund.


   Systematic Withdrawal Plan. The CDSC will be waived (or reduced) on certain redemptions effected through a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase or, for shares purchased prior to March 1, 1997, on March 1 of the current year. The CDSC will be waived (or reduced) on redemptions until this threshold 12% is reached. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.


   In addition, the CDSC will be waived on redemptions of shares held by Directors of the Fund.

   You must notify the Fund's Transfer Agent either directly or through your broker, at the time of redemption, that you are entitled to a waiver of the CDSC and provide the Transfer Agent or your broker with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement.

   In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.

Category of Waiver                            Required Documentation

Death                                         A certified copy of the shareholder's death certificate or, in the case of a trust, a certified copy of the grantor's death
                                              certificate, plus a copy of the trust agreement identifying the grantor.

Disability--An individual will be considered  A copy of the Social Security Administration award letter or a disabled if he or she is unable to engage in  letter from a physician on the physician's letterhead stating
any substantial gainful activity by reason    that the shareholder is permanently disabled. In the case of a
of any medically determinable physical or     trust, a copy of the trust agreement indentifying the grantor
mental impairment which can be expected to    will be required as well. The letter must also indicate the date
result in death or to be of long-continued    of disability.
and indefinite duration.

Distribution from an IRA or 403(b) Custodial  A copy of the distribution form from the custodial firm
Account                                       indicating (i) the date of birth of the shareholder and (ii) that the shareholder is over age 59 1/2 and is taking a normal
                                              distribution--signed by the shareholder.

Distribution from Retirement Plan             A letter signed by the plan administrator/trustee indicating the reason for the distribution.

Excess Contributions                          A letter from the shareholder (for an IRA) or the plan
                                              administrator/trustee on company letterhead indicating the amount of the excess and whether or not taxes have been paid.

   The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.

Quantity Discount--Class B Shares Purchased Prior to August 1, 1994

   The CDSC is reduced on redemptions of Class B shares of the Fund purchased prior to August 1, 1994, if immediately after a purchase of such shares, the aggregate cost of all Class B shares of the Fund owned by you in a single account exceeded $500,000. For example, if you purchased $100,000 of Class B shares of the Fund and the following year purchased an additional $450,000 of Class B shares with the result that the aggregate cost of your Class B shares of the Fund following the second purchase was $550,000, the quantity discount would be available for the second purchase of $450,000 but not for the first purchase of $100,000. The quantity discount will be imposed at the following rates depending on whether the aggregate value exceeded $500,000 or $1 million:

                                   Contingent Deferred Sales Charge
                                 as a Percentage of Dollars Invested
                                        or Redemption Proceeds
          Year Since Purchase   -------------------------------------
             Payment Made       $500,001 to $1 million Over $1 million
          -------------------   ---------------------- ---------------
          First................          3.0%                2.0%
          Second...............          2.0%                1.0%
          Third................          1.0%                  0%
          Fourth and thereafter            0%                  0%

   You must notify the Fund's Distributor or Transfer Agent either directly or through Prudential Securities, at the time of redemption, that you are entitled to the reduced CDSC. The reduced CDSC will be granted subject to confirmation of your holdings.

Waiver of Contingent Deferred Sales Charge--Class C Shares

   Benefit Plans. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC will also be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

Conversion Feature--Class B Shares

   Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.

   Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula:
(i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

   For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible
Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (i.e., $1,000 divided by $2,100 or 47.62%, multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

   Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share NAV of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted.

   For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year would not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

   The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (i) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Code and (ii) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

                        SHAREHOLDER INVESTMENT ACCOUNT


   Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which a record of the shares is maintained by the Transfer Agent. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Shareholder Investment Account at any time. There is no charge to the investor for issuance of a certificate. The Fund makes available to its shareholders the following privileges and plans:


Automatic Reinvestment of Dividends and/or Distributions

   For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at net asset value per share. An investor may direct the Transfer Agent in writing not less than five full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the dealer. Any shareholder who receives dividends or distributions in cash may subsequently reinvest any such dividend or distribution at NAV within 30 days after the payment date. The reinvestment will be made at the NAV next determined after receipt of the check by the Transfer Agent. Shares purchased with reinvested dividends or distributions will not be subject to any CDSC upon redemption.

Exchange Privilege

   The Fund makes available to its shareholders the privilege of exchanging their shares of the Fund for shares of certain other Prudential mutual funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential mutual funds may also be exchanged for shares of the Fund. All exchanges are made on the basis of the relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws. For retirement and group plans having a limited menu of Prudential mutual funds, the exchange privilege is available for those funds eligible for investment in the particular program.

   It is contemplated that the exchange privilege may be applicable to new mutual funds, the shares of which may be distributed by the Distributor.


   In order to exchange shares by telephone, you must authorize telephone exchanges on your initial application form or by written notice to the Transfer Agent and hold shares in non-certificate form. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 a.m. and 6:00 p.m., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. Neither the Fund nor its agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order.


   If you hold shares through Prudential Securities, you must exchange your shares by contacting your Prudential Securities financial adviser.

   If you hold certificates, the certificates must be returned in order for the shares to be exchanged.

   You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 8157, Philadelphia, PA 19101.

   In periods of severe market or economic conditions the telephone exchange of shares may be difficult to implement and you should make exchanges by mail by writing to Prudential Mutual Fund Services LLC at the address noted above.

   Class A. Shareholders of the Fund may exchange their Class A shares for Class A shares of certain Prudential mutual funds and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the exchange privilege only to acquire Class A shares of the Prudential mutual funds participating in the exchange privilege.

   The following money market funds participate in the Class A exchange privilege: Prudential California Municipal Fund (California Money Market Series); Prudential Government Securities Trust (Money Market Series and U.S. Treasury Money Market Series) (Class A shares); Prudential Municipal Series Fund (New Jersey Money Market Series and New York Money Market Series); Prudential MoneyMart Assets, Inc. (Class A shares); and Prudential Tax-Free Money Fund, Inc.

   Class B and Class C. Shareholders of the Fund may exchange their Class B and Class C shares of the Fund for Class B and Class C shares, respectively, of certain other Prudential mutual funds. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of the Class B and Class C shares acquired as a result of an exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the first day of the month after the initial purchase, rather than the date of the exchange.

   Class B and Class C shares of the Fund may also be exchanged for shares of Special Money Market Fund, Inc. without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares will be subject to the CDSC calculated without regard to the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being exchanged first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into the Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.

   At any time after acquiring shares of other funds participating in the Class B or Class C exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of the Fund without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares of other funds without being subject to any CDSC.

   Class Z. Class Z shares may be exchanged for Class Z shares of other Prudential mutual funds.

   Special Exchange Privileges. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV and for shareholders who qualify to purchase Class Z shares. Under this exchange privilege, amounts representing any Class B and Class C shares which are not subject to a CDSC held in the account of a shareholder who qualifies to purchase Class A shares of any Prudential mutual fund at NAV will be exchanged for Class A shares on a quarterly basis, unless the shareholder elects otherwise.

   Shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities, Prusec or another broker that they are eligible for this special exchange privilege.

   Participants in any fee-based program for which the Fund is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at net asset value. Similarly, participants in Prudential Securities' 401(k) Plan for which the Fund's Class Z shares are an available option and who wish to transfer their Class Z shares out of the Prudential Securities 401(k) Plan following separation from service (i.e., voluntary or involuntary termination of employment or retirement) will have their Class Z shares exchanged for Class A shares at NAV.

   Additional details about the exchange privilege and prospectuses for each of the Prudential mutual funds are available from the Fund's Transfer Agent, the Distributor or your broker. The special exchange privilege may be modified, terminated or suspended on sixty days' notice, and any fund, including the Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares.

Dollar Cost Averaging

   Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

   Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $22,500 at a private college and around $10,600 at a public university. Assuming these costs increase at a rate of 7% a year, the cost of one year at a private college could reach $44,300 and over $21,000 at a public university.1

   The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.2

            Period of
            Monthly investments: $100,000 $150,000 $200,000 $250,000
            -------------------- -------- -------- -------- --------
                  25 years......  $  105   $  158   $  210   $  263
                  20 years......     170      255      340      424
                  15 years......     289      438      578      722
                  10 years......     547      820    1,093    1,366
                  5 years.......   1,361    2,041    2,271    3,402

See "Automatic Investment Plan."
----------
/1/Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges. Average costs for private institutions include tuition, fees and room and board for the 1998-1999 academic year.

/2/The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares may be worth more or less than their original cost when redeemed.

Automatic Investment Plan (AIP)

   Under AIP, an investor may arrange to have a fixed amount automatically invested in shares of the Fund by authorizing his or her bank account or brokerage account to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automatic Clearing House System.

   Further information about this program and an application form can be obtained from the Transfer Agent, the Distributor or your broker.

Systematic Withdrawal Plan


   A Systematic Withdrawal Plan is available to shareholders through the Distributor, the Transfer Agent or your broker. The withdrawal plan provides for monthly, quarterly, semi-annual or annual redemption checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Withdrawals of Class B or Class C shares may be subject to a CDSC. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 form more details.


   In the case of shares held through the Transfer Agent (i) a $10,000 minimum account value applies, (ii) redemptions may not be for less than $100, and
(iii) the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares at NAV on shares held under this plan.


   The Transfer Agent, the Distributor or your broker acts as an agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment. The Systematic Withdrawal Plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.


   Systematic withdrawals should not be considered as dividends, yield or income. If systematic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.


   Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charges applicable to (i) the purchase of Class A and Class C shares and (ii) the withdrawal of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the Systematic Withdrawal Plan, particularly if used in connection with a retirement plan.


Tax-Deferred Retirement Plans

   Various tax deferred retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-deferred accounts" under
Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants or a pooled account arrangement. Information regarding the establishment of these plans, their administration, custodial fees and other details are available from the Distributor or the Transfer Agent.

   Investors who are considering the adoption of such a plan should consult with their own legal counsel and/or tax adviser with respect to the establishment and maintenance of any such plan.

Tax-Deferred Retirement Accounts


   Individual Retirement Accounts. An individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 38.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.


                          Tax-Deferred Compounding/1/


                        Contributions Personal
                         Made Over:   Savings    IRA
                        ------------- --------   ---
                          10 years... $ 26,283 $ 31,291
                          15 years...   44,978   58,649
                          20 years...   68,739   98,846
                          25 years...   98,936  157,909
                          30 years...  137,316  244,692

----------
/1/The chart is for illustrative purposes only and does not represent the performance of the Fund or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in a traditional IRA account will be subject to tax when withdrawn from the account. Distributions from a Roth IRA which meets the conditions required under the Internal Revenue Code will not be subject to tax upon withdrawal from the account.

Mutual Fund Programs

   From time to time, the Fund may be included in a mutual fund program with other Prudential mutual funds. Under such a program, a group of portfolios will be selected and thereafter marketed collectively. Typically, these programs are created with an investment theme, such as pursuit of greater diversification, protection from interest rate movements or access to different management styles. In the event that such a program is instituted, there may be a minimum investment requirement for the program as a whole. The Fund may waive or reduce the minimum initial investment requirements in connection with such a program.

   The mutual funds in the program may be purchased individually or as part of a program. Since the allocation of portfolios included in the program may not be appropriate for all investors, individuals should consult their financial advisor concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.

                                NET ASSET VALUE


   The Fund's net asset value per share or NAV is determined by subtracting its liabilities from the value of its assets and dividing the remainder by the number of outstanding shares. NAV is calculated separately for each class. The Fund will compute its NAV once each business day at the close of regular trading on the NYSE, usually at 4:00 p.m., New York time. The Fund may not compute its NAV on days on which no orders to purchase, sell or redeem Fund shares have been received or days on which changes in the value of the Fund's portfolio securities do not materially affect NAV. The NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.



   Under the 1940 Act, the Board of Directors is responsible for determining in good faith the fair value of securities of the Fund. In accordance with procedures adopted by the Board of Directors, the value of investments listed on a securities exchange and Nasdaq National Market System securities (other than options on stock and stock indexes) are valued at the last sale price on such exchange or system on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices on such day, or at the bid price on such day in the absence of an asked price. Corporate bonds (other than convertible debt securities) and U.S. Government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager in consultation with the investment adviser to be over-the-counter, are valued on the basis of valuations provided by an independent pricing agent or principal market maker which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager in consultation with the investment adviser to be over-the-counter, are valued at the mean between the last reported bid and asked prices (or the last bid price in the absence of an asked price) provided by more than one principal market maker. Options on stock and stock indexes traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on the respective exchange and futures contracts and options thereon are valued at their last sale prices as of the close of trading on the applicable commodities exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank or dealer and forward currency forward contracts are valued at the current cost of covering or offsetting such contracts calculated on the day of valuation. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the investment adviser under procedures established by and under the general supervision of the Fund's Board of Directors.


   Securities or other assets for which reliable market quotations are not readily available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager or investment adviser (or Valuation Committee or Board of Directors) does not represent fair value (Fair Value Securities), are valued by the Valuation Committee or Board of Directors in consultation with the Manager or investment adviser including, as applicable, its portfolio manager, traders, and its research and credit analysts and legal compliance personnel, on the basis of the following factors: cost of the security, transactions in comparable securities, relationships among various securities and such other factors, as may be determined by the Manager, investment adviser, Board of Directors or Valuation Committee to materially affect the value of the security. Fair Value Securities may include, but are not limited to, the following: certain private placements and restricted securities that do not have an active trading market; securities whose trading has been suspended or for which market quotes are no longer available; debt securities that have recently gone into default and for which there is no current market; securities whose prices are stale; securities denominated in currencies that are restricted, untraded or for which exchange rates are disrupted; securities affected by significant events; and securities that the investment adviser or Manager believe were priced incorrectly. A "significant event" (which includes, but is not limited to, an extraordinary political or market event) is an event that the investment adviser or Manager believes with a reasonably high degree of certainty has caused the closing market prices of one or more of the Fund's portfolio securities to no longer reflect their value at the time of the Fund's NAV calculation. On a day that the Manager determines that one or more of the Fund's portfolio securities constitute Fair Value Securities, the Manager may determine the fair value of these securities without the supervision of the Valuation Committee if the fair valuation of all such securities results in a change of less than $0.01 to the Fund's NAV and the Manager presents these valuations to the Board for its ratification. Short-term debt securities are valued at cost, with interest accrued or discount amortized to the date of maturity, if their original maturity was 60 days or less, unless this is determined by the Board of Directors not to represent fair value. Short-term securities with remaining maturities of more than 60 days, for which market quotations are readily available, are valued at their current market quotations as supplied by an independent pricing agent or more than one principal market maker (if applicable, otherwise a primary market dealer).


   Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different NAVs and dividends. NAV is calculated separately for each class. The NAVs of Class B and Class C shares will generally be lower than the NAV of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. The NAV of Class Z shares will generally be higher than the NAV of Class A, Class B or Class C shares as a result of the fact that the Class Z shares are not subject to any distribution or service fee. It is expected, however, that the NAV of the four classes will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

                      TAXES, DIVIDENDS AND DISTRIBUTIONS


   The Fund is qualified as, intends to remain qualified and has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code. This relieves the Fund (but not its shareholders) from paying federal income tax on income which is distributed to shareholders, and, if the Fund did realize long-term capital gains, permits net capital gains of the Fund (i.e., the excess of net long-term capital gains over net short-term capital losses) to be treated as long-term capital gains of the shareholders, regardless of how long shareholders have held their shares in the Fund.



   Qualification of the Fund as a regulated investment company under the Internal Revenue Code requires, among other things, that the Fund (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items, U.S. Government securities or securities of other regulated investment companies, and other securities (for purposes of this calculation generally limited, in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund's assets and 10% of the outstanding voting securities of such issuer), and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), and (c) distribute to its shareholders at least 90% of its net investment income and net short-term capital gains (that is, the excess of net short-term capital gains over net long-term capital losses) in each year. These requirements may limit the Fund's ability to invest in other types of assets. The Fund generally will be subject to a nondeductible excise tax of 4% to the extent that it does not meet certain minimum distribution requirements as of the end of each calendar year. The Fund intends to make timely distributions of its income in compliance with these requirements and anticipates that it will not be subject to the excise tax.






   Gains or losses on sales of securities by the Fund will generally be treated as long-term capital gains or losses if the securities have been held by it for more than one year except in certain cases where the Fund acquires a put or writes a call thereon or otherwise holds an offsetting position with respect to the securities. Long-term capital gains are taxed at different rates depending on: (i) the shareholder's income tax bracket; (ii) whether the securities were held by the Fund for more than five years; and (iii) the date on which the securities were acquired by the Fund. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will generally be treated as gains and losses from the sale of securities. If an option written by the Fund on securities lapses or is terminated through a closing transaction, such as a purchase by the Fund of the option from its holder, the Fund will generally realize short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. If securities are sold by the Fund pursuant to the exercise of a call option written by it, the Fund will include the premium received in the sale proceeds of the securities delivered in determining the amount of gain or loss on the sale. Certain of the Fund's transactions may be subject to wash sale, straddle, constructive sale and short sale provisions of the Internal Revenue Code which may, among other things, require the Fund to defer losses, recognize gain, or cause gain to be treated as ordinary income rather than as capital gain. In addition, debt securities acquired by the Fund may be subject to original issue discount rules which may, among other things, cause the Fund to accrue income in advance of the receipt of cash with respect to interest, and market discount rules which may, among other things, cause gains to be treated as ordinary income. Gains or losses attributable to foreign currency contracts, or to fluctuations in exchange rates between the time the Fund accrues income, expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities, are treated as ordinary income or ordinary loss for federal income tax purposes. Similarly, gains or losses on the disposition of debt securities held by the Fund, if any, denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and its disposition dates are also treated as ordinary income or loss.



   Special rules apply to most options on stock indexes, futures contracts and options thereon, and foreign currency forward contracts in which the Fund may invest. These investments generally will constitute Section 1256 contracts and will be required to be "marked to market" for federal income tax purposes, i.e., treated as having been sold at their fair market value on the last day of the Fund's taxable year. Sixty percent of any capital gain or loss recognized on such deemed sales and on actual dispositions will generally be treated as long-term capital gain or loss, and the remainder will generally be treated as short-term capital gain or loss.



   Forward currency contracts, options and futures contracts entered into by the Fund may create "straddles" for federal income tax purposes. Positions which are part of a "straddle" will be subject to certain wash sale, short sale, and constructive sale provisions of the Internal Revenue Code.



   A "passive foreign investment company" (PFIC) is a foreign corporation that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If the Fund acquires and holds stock in a PFIC beyond the end of the year of its acquisition, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock or of any gain from disposition of the stock (collectively, PFIC income), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of income derived from the PFIC will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to the extent that income is distributed to its shareholders. If the Fund elects to treat any PFIC in which it invests as a "qualified electing fund" then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the qualified electing funds' annual ordinary earnings and net capital gain, even if they are not distributed to such Fund; those amounts would be subject to the distribution requirements applicable to the Fund described above. Because the election to treat a PFIC as a qualifying fund cannot be made without the provision of certain information by the PFIC, the Fund may not be able to make such an election. If the Fund does not or cannot elect to treat such a PFIC as a "qualified electing fund," the Fund can make a "mark-to-market" election with respect to any "marketable stock"it holds of a PFIC, (that is, treat the shares of the PFIC as sold on the last day of the Fund's taxable year, and thus avoid the special tax and interest charge). The gains the Fund recognizes from the mark-to-market election would be included as ordinary income in the net investment income the Fund must distribute to shareholders, notwithstanding that the Fund would receive no cash in respect of such gains. Any loss from the mark-to-market election will be recognized to the extent of previously reported mark-to-market gains.



   Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which the Fund will be subject since the amount of the Funds' assets to be invested in various countries is not known.



   Dividends of net investment income and distributions of net short-term capital gains will be taxable to a U.S. shareholder as ordinary income regardless of whether such shareholder receives such dividends in additional shares or in cash. Dividends received from the Fund will be eligible for the dividends-received deduction to corporate shareholders to the extent that the Fund's income is derived from certain dividends received from domestic corporations. The amount of dividends qualifying for the dividends-received deduction will be designated as such in a written notice to shareholders mailed not later than 60 days after the end of the Fund's taxable year. Distributions of net long-term capital gains, if any, will be taxable as long-term capital gains regardless of whether the shareholder receives such distributions in additional shares or in cash and regardless of how long the shareholder has held the Fund's shares, and will not be eligible for the dividends-received deduction for corporations. Shareholders electing to receive dividends and capital gain distributions in the form of additional shares will have a cost basis for future federal income tax purposes in each share so received equal to the net asset value of a share of the Fund on the reinvestment date. Any gain or loss realized upon the sale or redemption of shares by a shareholder will generally be treated as long-term capital gain or loss if the shares have been held for more than one year and otherwise as short-term capital gain or loss.





   Dividends of net investment income and distributions of net short-term capital gains paid to a shareholder who is to a nonresident alien individual, foreign corporation or foreign partnership (foreign shareholder) generally will be subject to U.S. withholding tax at a rate of 30% (or lower treaty rate), unless the dividends are effectively connected with the U.S. trade or business of the shareholder. Gains realized upon the sale or redemption of shares of the Fund by a foreign shareholder and distributions of net long-term capital gains to a foreign shareholder will generally not be subject to U.S. income tax unless the gain is effectively connected with a trade or business carried on by the shareholder within the United States. The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences resulting from their investment in the Fund.






   The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class A and Class Z shares as a result of the higher distribution-related fee applicable to the Class B and Class C shares. The per share distributions of net capital gains, if any, will be paid in the same amount for Class A, Class B, Class C and Class Z shares. See "Net Asset Value."


   Distributions to shareholders may be subject to additional state and local taxes. Shareholders should consult their own tax advisers with respect to the federal, state and local tax consequences resulting from their investment in the Fund.


                            PERFORMANCE INFORMATION

   Average Annual Total Return. The Fund may from time to time advertise its average annual total return. Average annual total return is determined separately for Class A, Class B, Class C and Class Z shares.

   Average annual total return is computed according to the following formula:

                                 P(1+T)n = ERV

 Where: P = a hypothetical initial payment of $1000.
        T = average annual total return.
        n = number of years.
        ERV = ending redeemable value at the end of the 1, 5 or 10 year periods (or fractional portion thereof) of a hypothetical $1000 payment made at the beginning of the 1, 5, or 10 year periods.

   Average annual total return takes into account any applicable initial or contingent deferred sales charges but does not take into account any federal or state income taxes that may be payable upon receiving distributions and following redemption.



   Below are the average annual total returns for the Fund's share classes for the periods ended May 31, 2002.



                                1      5      10     Since
                               Year   Year   Year  Inception
                               ----  -----  -----  ---------
          Class A............. 3.96%  8.91% 11.44%    8.93%  (1-22-90)
          Class B............. 3.57   9.09  11.17     8.07   (9-28-87)
          Class C............. 6.50   9.01    N/A    11.11   (8-01-94)
          Class Z............. 9.69  10.32    N/A    10.32   (9-16-96)



Average Annual Total Return (After Taxes on Distributions and After Taxes on Distributions and Redemption)



   Average annual total return (after taxes on distributions and after taxes on distributions and redemption) is computed according to the following formula:



                          P(1+T)/n/ = ATV\\D or DR\\



  Where: P = a hypothetical initial payment of $1,000.
         T = average annual total return after taxes on distributions, or after taxes on distributions and redemption, asapplicable).
         n = number of years.
         ATV\\D or DR\\
               ATV/D /= ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, 10-year periods (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemptions.
               ATV/DR /= ending of value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10- year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof), after taxes on fund distributions and redemptions.



   Average annual total return (after taxes on distributions and after taxes on distributions and redemption) takes into account any applicable initial or contingent deferred sales charges and takes into account federal income taxes that may be payable upon receiving distributions, and upon receiving distributions and following redemption, respectively. Federal income taxes are calculated using the highest marginal income tax rates in effect on the reinvestment date.



   Below are the average annual total returns (after taxes on distributions) for the Fund's share classes for the periods ended May 31, 2002.



                                1      5    10      Since
                               Year  Years Years  Inception
          -                    ----  ----- -----  ---------
          Class A............. 3.56% 7.71% 10.28%   7.94%   (1-22-90)
          Class B............. 3.45  7.87   9.98    7.11    (9-28-87)
          Class C............. 6.37  7.80    N/A    9.60    (8-01-94)
          Class Z............. 9.16  9.09    N/A    8.60    (9-16-96)



   Below are the average annual total returns (after taxes on distributions and redemption) for the Fund's share classes for the periods ended May 31, 2002.



                                 1      5    10     Since
                                Year  Years Years Inception
           -                    ----  ----- ----- ---------
           Class A............. 2.36% 6.73% 9.20%   7.12%   (1-22-90)
           Class B............. 2.17  6.90  8.96    6.44    (9-28-87)
           Class C............. 3.97  6.83   N/A    8.61    (8-01-94)
           Class Z............. 5.85  7.91   N/A    7.67    (9-16-96)

   Aggregate Total Return. The Fund may also advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B, Class C and Class Z shares.

   Aggregate total return represents the cumulative change in the value of an investment in the Fund and is computed according to the following formula:

                                       ERV - P
                                  T  = -------
                                          P

Where: P = a hypothetical initial payment of $1000.
       T = aggregate total return.
       ERV = ending redeemable value at the end of the 1, 5 or 10 year periods (or fractional portion thereof) of a hypothetical $1000 payment made at the beginning of the 1, 5 or 10 year periods.

   Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.


   Below are the aggregate total returns for the Fund's share classes for the periods ended May 31, 2002.



                                    1      5      10      Since
                                   Year   Year   Year   Inception
    -                              ----  -----  ------  ---------
    Class A....................... 9.43% 61.26% 210.87%  202.85%  (1-22-90)
    Class B....................... 8.57  55.48  188.27   212.35   (9-28-87)
    Class C....................... 8.57  55.48     N/A   130.47   (8-01-94)
    Class Z....................... 9.69  63.44     N/A    75.15   (9-16-96)



   Yield. The Fund may from time to time advertise its yield as calculated over a 30-day period. Yield is calculated separately for Class A, Class B, Class C and Class Z shares. The yield will be computed by dividing the Fund's net investment income per share earned during this 30-day period by the maximum offering price per share on the last day of this period. Yield is calculated according to the following formula:





                           YIELD = 2[(/a-b/+1)/6-/1]
                                   ---
                                       cd


Where: a = dividends and interest earned during the period.
       b = expenses accrued for the period (net of reimbursements).
       c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
       d = the maximum offering price per share on the last day of the period.



   Yield fluctuates and an annualized yield quotation is not a representation by the Fund as to what an investment in the Fund will actually yield for any given period.


   Advertising. Advertising materials for the Fund may include biographical information relating to its portfolio manager(s), and may include or refer to commentary by the Fund's manager(s) concerning investment style, investment discipline, asset growth, current or past business experience, business capabilities, political, economic or financial conditions and other matters of general interest to investors. Advertising materials for the Fund also may include mention of The Prudential Insurance Company of America, its affiliates and subsidiaries, and reference the assets, products and services of those entities.

   From time to time, advertising materials for the Fund may include information concerning retirement and investing for retirement, may refer to the approximate number of Fund shareholders and may refer to Lipper rankings or Morningstar ratings, other related analysis supporting those ratings, other industry publications, business periodicals and market indexes. In addition, advertising materials may reference studies or analyses performed by the manager or its affiliates. Advertising materials for sector funds, funds that focus on market capitalizations, index funds and international/global funds may discuss the potential benefits and risks of that investment style. Advertising materials for fixed income funds may discuss the benefits and risks of investing in the bond market including discussions of credit quality, duration and maturity.

   The Fund also may include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., other industry publications, business periodicals and market indexes. Set forth below is a chart which compares the performance of different types of investments over the long-term with the rate of inflation.1

                                    [CHART]

                        ----------------------------
                        PERFORMANCE
                        COMPARISON OF DIFFERENT
                        TYPES OF INVESTMENTS
                        OVER THE LONG TERM
                        (12/31/1926-12/31/2001)
                        ----------------------------
                        Common Stocks          10.7%
                        Long-Term Gov't. Bonds  5.3%
                        Inflation               3.1%














/1/Source: Ibbotson Associates. Used with permission. All rights reserved. Common stock returns are based on the Standard & Poor's 500 Stock Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only, and is not intended to represent the performance of any particular investment or fund. Investors cannot invest directly in an index. Past performance is not a guarantee of future results.

                             FINANCIAL STATEMENTS


   The Fund's financial statements for the fiscal year ended May 31, 2002, incorporated in this SAI by reference to the Fund's 2002 annual report to shareholders (File No. 811-5206), have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on authority of said firm as experts in auditing and accounting. You may obtain a copy of the Fund's annual report at no charge by request to the Fund by calling
(800) 225-1852, or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

                  APPENDIX I--DESCRIPTION OF SECURITY RATINGS

MOODY'S INVESTORS SERVICE

Debt Ratings

   Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

   A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

   Baa: Bonds which are rated Baa are considered as medium-grade obligations (that is, they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Baa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Debt Ratings

   Moody's short-term debt ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted.

   PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

    .  Leading market positions in well-established industries.

    .  High rates of return on funds employed.

    . Conservative capitalization structure with moderate reliance on debt and ample asset protection.

    . Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

    . Well-established access to a range of financial markets and assured sources of alternate liquidity.

   PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD & POOR'S RATINGS GROUP

Long-Term Issue Credit Ratings

   AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

   AA: An obligation rated AA differs from the highest-rated obligations only in small degree, The obligor's capacity to meet its financial commitment on the obligation is very strong.

   A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

   BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet the financial commitment on the obligation.

   Plus (+) or Minus (-): The ratings from AA to BBB may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Commercial Paper Ratings

   A-1: This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

   A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

FITCH, INC.

International Long-Term Credit Ratings

   AAA: Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

   AA: Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

   A: High credit quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

   BBB: Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Short-Term Debt Ratings

   F1: Highest credit quality. Indicates the best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

   F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

Plus (+) or minus (-): Plus and minus signs may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA long-term rating category or to short-term ratings other than F1.

                  APPENDIX II--GENERAL INVESTMENT INFORMATION

   The following terms are used in mutual fund investing.

Asset Allocation

   Asset allocation is a technique for reducing risk and providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

Diversification

   Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.

Duration

   Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

   Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, i.e., principal and interest rate payments. Duration is expressed as a measure of time in years-the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

Market Timing

   Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors off-set short-term price volatility and realize positive returns.

Power of Compounding

   Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

Standard Deviation

   Standard deviation is an absolute (non-relative) measure of volatility which, for a mutual fund, depicts how widely the returns varied over a certain period of time. When a fund has a high standard deviation, its range of performance has been very wide, implying greater volatility potential. Standard deviation is only one of several measures of a fund's volatility.

                   APPENDIX III--HISTORICAL PERFORMANCE DATA

   The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

   This following chart shows the long-term performance of various asset classes and the rate of inflation.

               Each Investment Provides A Different Opportunity

                                    [CHART]

Value of $1.00 invested on
1/1/1926 through 12/31/2001

         SMALL STOCKS   COMMON STOCKS   LONG-TERM BONDS    TREASURY BILLS   INFLATION
1926
1936
1946
1956
1966
1976
1986
1996
2001      $7,860.05       $2,279.13         $50.66            $17.20          $9.87

Source: Ibbotson Associates. Used with permission. All rights reserved. This chart is for illustrative purposes only and is not indicative of the past, present, or future performance of any asset class or any Prudential mutual fund.

Generally, stock returns are due to capital appreciation and the reinvestment of distributions. Bond returns are due mainly to the reinvestment of interest. Also, stock prices usually are more volatile than bond prices over the long-term. Small stock returns for 1926-1980 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the S&P Composite Index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.

Long-term government bond returns are measured using a constant one-bond portfolio with a maturity of roughly 20 years. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).

                                     III-1

   Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1991 through 2001. The total returns of the indexes include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of the Fund or of any sector in which the Fund invests.



   All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Risk/Return Summary--Fees and Expenses" in the Prospectus. The net effect of the deduction of the operating expenses of a mutual fund on the historical total returns, including the compounded effect over time, could be substantial.




                                              [CHART]

                                  Historical Total Returns of Different Bond Market Sectors
------------------------------------------------------------------------------------------------------------
YEAR                     1991    1992   1993   1994    1995    1996    1997    1998    1999      2000      2001
                        -----   -----  -----  -----   -----   -----   -----   -----  -------    ------    ------
U.S. Government
Treasury
Bonds/1/                 15.3%   7.2%  10.7%  (3.4)%  18.4%    2.7%    9.6%   10.0%  (2.56)%    13.52%    7.23%
-----------------------------------------------------------------------------------------------------------------
U.S. Government
Mortgage
Securities/2/            15.7%   7.0%   6.8%  (1.6)%  16.8%    5.4%    9.5%    7.0%   1.86%     11.16%    8.22%%
-----------------------------------------------------------------------------------------------------------------
U.S. Investment Grade
Corporate Bonds/3/       18.5%   8.7%  12.2%  (3.9)%  22.3%    3.3%   10.2%    8.6%  (1.96)%     9.39%     10.40%
-----------------------------------------------------------------------------------------------------------------
U.S. High Yield
Bonds/4/                 46.2%  15.8%  17.1%  (1.0)%  19.2%   11.4%   12.8%    1.6%   2.39%     (5.86)%   5.28%%
-----------------------------------------------------------------------------------------------------------------
World Government
Bonds/5/                 16.2%   4.8%  15.1%   6.0%   19.6%    4.1%   (4.3)%  5.3%    (5.07)%   (2.63)%   (3.54)%
=================================================================================================================
Difference between
highest and lowest
returns percent          30.9   11.0   10.3    9.9     5.5     8.7    17.1     8.4    7.46      19.10     13.94
----------------------------------------------------------------------------------------------------------------


----------
1Lehman Brothers Treasury Bond Index is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year. 2Lehman Brothers Mortgage-Backed Securities Index is an unmanaged index that includes over 600 15- and 30-year fixed-rate mortgage-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).
3Lehman Brothers Corporate Bond Index includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year.
4Lehman Brothers High Yield Bond Index is an unmanaged index comprising over 750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by S&P or Fitch Investors Service). All bonds in the index have maturities of at least one year. Data retrieved from Lipper, Inc.

5Salomon Smith Barney Brothers World Government Index (Non U.S.) includes 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.


                                     III-2

This chart illustrates the performance of major world stock markets for the period from 12/31/85 through 12/31/01. It does not represent the performance of any Prudential mutual fund.


AVERAGE ANNUAL TOTAL RETURNS OF MAJOR WORLD STOCK MARKETS
(12/31/1985 - 12/31/2001) (IN U.S. DOLLARS)

                                    [CHART]

                               Sweden        15.51%
                               Spain         15.26%
                               Hong Kong     14.96%
                               Netherland    14.03%
                               Belgium       13.78%
                               France        13.20%
                               USA           13.14%
                               U.K.          12.28%
                               Switzerland   12.21%
                               Europe        11.92%
                               Denmark       11.88%
                               Australia      9.54%
                               Germany        8.63%
                               Canada         8.45%
                               Italy          7.70%
                               Norway         6.82%
                               Austria        4.95%
                               Japan          3.84%




Source: Morgan Stanley Capital International (MSCI) and Lipper Inc. as of 12/31/01. Used with permission. Morgan Stanley Country indexes are unmanaged indexes which include those stocks making up the largest two-thirds of each country's total stock market capitalization. Returns reflect the reinvestment of all distributions. This chart is for illustrative purposes only and is not indicative of the past, present or future performance of any specific investment. Investors cannot invest directly in stock indexes.


This chart shows the growth of a hypothetical $10,000 investment made in the stocks representing the S&P 500 stock index with and without reinvested dividends.

                                    [CHART]




              Capital                      Capital
           Appreciation                 Appreciation
          and Reinvesting                    only
             Dividends
              --------                     --------
1976         $10,000.00                   $10,000.00
              $9,255.00                    $9,159.00
              $9,561.34                    $9,350.42
              $9,294.58                    $8,982.95
              $9,284.36                    $8,850.00
              $8,826.64                    $8,302.19
              $9,577.78                    $8,889.98
             $10,408.20                    $9,542.51
              $9,895.05                    $8,944.19
             $10,596.60                    $9,454.01
             $10,885.90                    $9,576.91
             $11,718.70                   $10,173.60
             $11,735.10                   $10,045.40
             $11,251.60                    $9,500.91
             $12,769.40                   $10,631.50
             $14,202.20                   $11,675.50
1980         $15,550.00                   $12,634.10
             $15,764.50                   $12,656.80
             $15,402.00                   $12,211.30
             $13,826.30                   $10,811.90
             $14,784.50                   $11,404.40
             $13,703.80                   $10,419.00
             $13,627.00                   $10,200.20
             $15,196.80                   $11,206.00
             $17,970.30                   $13,087.50
             $19,770.90                   $14,234.00
             $21,965.50                   $15,643.10
             $21,936.90                   $15,453.80
             $22,024.70                   $15,347.20
             $21,496.10                   $14,811.60
             $20,943.60                   $14,253.20
             $22,973.00                   $15,454.70
1984         $23,404.90                   $15,561.40
             $25,553.50                   $16,809.40
             $27,426.60                   $17,849.90
             $26,304.80                   $16,941.30
             $30,829.30                   $19,658.70
             $35,176.20                   $22,228.10
             $37,248.10                   $23,339.50
             $34,648.20                   $21,523.70
             $36,578.10                   $22,533.20
             $44,387.50                   $27,141.20
             $46,615.70                   $28,286.50
             $49,692.40                   $29,947.00
             $38,496.70                   $22,990.30
             $40,683.30                   $24,089.20
             $43,384.70                   $25,447.90
             $43,532.20                   $25,300.30
1988         $44,872.90                   $25,841.70
             $48,054.40                   $27,438.70
             $52,288.00                   $29,589.90
             $57,877.60                   $32,489.70
             $59,064.10                   $32,886.10
             $57,286.30                   $31,633.10
             $60,883.90                   $33,316.00
             $52,524.50                   $28,478.50
             $57,225.50                   $30,728.30
             $65,523.20                   $34,916.60
             $65,365.90                   $34,539.50
             $68,856.40                   $36,093.80
             $74,619.70                   $38,815.20
             $72,739.30                   $37,569.30
             $74,121.40                   $37,982.50
             $76,456.20                   $38,882.70
1992         $80,294.30                   $40,550.80
             $83,795.10                   $42,034.90
             $84,197.30                   $41,929.90
             $86,369.60                   $42,709.80
             $88,373.40                   $43,410.20
             $85,024.00                   $41,482.80
             $85,381.10                   $41,345.90
             $89,547.70                   $43,061.70
             $89,529.80                   $42,743.10
             $98,241.10                   $46,602.80
            $107,603.00                   $50,703.80
            $116,147.00                   $54,395.10
            $123,139.00                   $57,327.00
            $129,752.00                   $60,078.70
            $135,565.00                   $62,415.70
            $139,754.00                   $63,969.90
1996        $151,395.00                   $68,940.30
            $155,468.00                   $70,463.90
            $182,581.00                   $82,379.40
            $196,257.00                   $88,162.40
            $201,889.00                   $90,313.60
            $230,032.00                  $102,533.00
            $237,670.00                  $105,517.00
            $214,093.00                   $94,648.50
            $259,652.00                  $114,402.00
            $272,582.00                  $119,721.00
            $291,772.00                  $127,755.00
            $273,595.00                  $119,374.00
            $314,278.00                  $136,731.00
            $321,475.00                  $139,465.00
            $312,924.00                  $135,379.00
            $309,889.00                  $133,700.00
            $285,655.00                  $122,884.00
            $251,805.00                  $108,003.00
            $266,536.00                  $113,965.00
            $227,435.00                   $96,881.20
2001        $251,725.00                  $106,850.00


Source: Lipper Inc. Used with permission. All rights reserved. This chart is used for illustrative purposes only and is not intended to represent the past, present or future performance of any Prudential mutual fund. Common stock total return is based on the Standard & Poor's 500 Stock Index, a market-value-weighted index made up of 500 of the largest stocks in the U.S. based upon their stock market value. Investors cannot invest directly in indexes.

                                     III-3

                  ------------------------------------------

                  World Stock Market Capitalization by Region

                          World Total: $15.9 Trillion

                                    [CHART]

Canada          3.0%
U.S.           45.4%
Europe         33.2%
Pacific Basin  18.4%


                    Source: Morgan Stanley Capital International, December 31, 2001. Used with permission. This chart represents the capitalization of major world stock markets as measured by the Morgan Stanley Capital International (MSCI) World Index. The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. The MSCI World Index consists of approximately 23 developed market countries in the United States, Europe, Canada, Australia, New Zealand and the Far East. This chart is for illustrative purposes only and does not represent the allocation of any Prudential mutual fund.


                                     III-4

   This chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.


           Long Term U.S. Treasury Bond Yield in Percent (1926-2001)

                                    [CHART]


1926      3.5439
          3.165
          3.3994
          3.4048
          3.3041
          4.0725
          3.1515
          3.356
          2.9259
          2.7634
1936      2.5541
          2.7336
          2.5237
          2.2589
          1.9434
          2.036
          2.4572
          2.4788
          2.4601
          1.9926
1946      2.1235
          2.4319
          2.3692
          2.091
          2.2412
          2.6875
          2.7876
          2.7356
          2.719
          2.9471
1956      3.4545
          3.233
          3.817
          4.471
          3.8031
          4.152
          3.9541
          4.1694
          4.2266
          4.5002
1966      4.5549
          5.5599
          5.9776
          6.867
          6.4761
          5.9662
          5.9937
          7.2562
          7.6026
          8.0467
1976      7.2087
          8.0293
          8.9772
         10.1151
         11.9872
         13.339
         10.951
         11.9663
         11.701
          9.5579
1986      7.8891
          9.2043
          9.185
          8.1634
          8.4436
          7.3013
          7.2573
          6.5444
          7.9924
          6.028
1996      6.7253
          6.0228
          5.4235
          6.8208
          5.5805
2001      5.7509


------------------------------------------

Source: Ibbotson Associates. Used with permission. All rights reserved. The chart illustrates the historical yield of the long-term U.S. Treasury Bond from 1926-2001. Yields represent that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes and should not be construed to represent the yields of any Prudential mutual fund.


                                     III-5

                                    PART C

                               OTHER INFORMATION

Item 23.

   Exhibits:

      (a)(1) Articles of Restatement, incorporated by reference to Exhibit 1 to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A filed via EDGAR on July 28, 1995 (File No. 33-15166).

         (2) Articles of Amendment, incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A filed via EDGAR on July 26, 1996 (File No. 33-15166).

         (3) Articles Supplementary, incorporated by reference to Exhibit 1(c) to Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A filed via EDGAR on July 26, 1996 (File No. 33-15166).

         (4) Articles Supplementary incorporated by reference to Exhibit (a)(4) to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A filed via EDGAR on May 31, 2001 (File No. 33-15166).

      (b)By-Laws, as amended, incorporated by reference to Exhibit (b) to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A filed via EDGAR on May 31, 2001 (File No. 33-15166).

      (c)(1) Specimen certificate for Class B shares of common stock, $.01 par value, of the Registrant, incorporated by reference to Exhibit 4(a) to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A filed via EDGAR on July 25, 1997 (File No. 33-15166).

         (2) Specimen certificate for Class A shares of common stock, $.01 par value, of the Registrant, incorporated by reference to Exhibit 4(b) to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A filed via EDGAR on July 25, 1997 (File No. 33-15166).

         (3) Specimen certificate for Class C shares of common stock, $.01 par value, of the Registrant, incorporated by reference to Exhibit 4(c) to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A filed via EDGAR on July 25, 1997 (File No. 33-15166).


      (d)(1) Amended and Restated Management Agreement between the Registrant and Prudential Investments Fund Management LLC.*



         (2) Subadvisory Agreement between Prudential Investments Fund Management LLC and Jennison Associates LLC.*


      (e)(1) Distribution Agreement between the Registrant and Prudential Investment Management Services LLC, incorporated by reference to
         Exhibit 6(b) to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A filed via EDGAR on July 31, 1998 (File No. 33-15166).

         (2) Form of Dealer Agreement, incorporated by reference to Exhibit 6(c) to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A filed via EDGAR on July 31, 1998 (File No. 33-15166).

      (g)(1) Custodian Contract between the Registrant and State Street Bank and Trust Company, incorporated by reference to Exhibit 8 to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A filed via EDGAR on July 25, 1997 (File No. 33-15166).

         (2) Amendment, dated February 22, 1999, to Custodian Contract, incorporated by reference to Exhibit (g)(ii) to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A filed via EDGAR on July 31, 2000 (Filed No. 33-15166).


          (3)Amendment to Custodian Contract dated as of July 17, 2001 by and between the Registrant and State Street Bank and Trust Company.



          (4)Amendment to Custodian Contract dated as of January 17, 2002 by and between the Registrant and State Street Bank and Trust Company.*


      (h)(1) Transfer Agency and service Agreement between the Registrant and Prudential Mutual Fund Services, Inc., incorporated by reference to
         Exhibit 9 to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A filed via EDGAR on July 25, 1997 (File No. 33-15166).

         (2) Amendment to Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services LLC, incorporated by reference to Exhibit (h)(ii) to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A filed via EDGAR on July 31, 2000 (File No. 33-15166).


      (i)Opinion and consent of counsel.


      (j)Consent of Independent Accountants.*

      (m)(1) Amended Distribution and Service Plan for Class A shares, incorporated by reference to Exhibit 15(d) to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A filed via EDGAR on July 31, 1998 (File No. 33-15166).

         (2) Amended Distribution and Service Plan for Class B shares, incorporated by reference to Exhibit 15(e) to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A filed via EDGAR on July 31, 1998 (File No. 33-15166).

         (3) Amended Distribution and Service Plan for Class C shares, incorporated by reference to Exhibit 15(f) to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A filed via EDGAR on July 31, 1998 (File No. 33-15166).

      (n)Rule 18f-3 Plan, incorporated by reference to Exhibit (n) to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A filed via EDGAR on May 31, 2001 (File No. 33-15166).


      (p)(1) Amended Code of Ethics of the Registrant.*



         (2) Amended Code of Ethics of Prudential Investment Management, Inc., Prudential Investments Fund Management LLC and Prudential Investment Management Services LLC, incorporated by reference to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A filed via EDGAR on September 27, 2001 of The Prudential Investment Portfolios, Inc. (File No. 33-61997).



         (3) Code of Ethics of Jennison Associates LLC.*



      (q)Powers of Attorney.

----------
       * Filed herewith.

Item 24. Persons Controlled by or under Common Control with the Fund

   None.

Item 25. Indemnification


   As permitted by Sections 17(h) and (i) of the Investment Company Act of 1940, as amended (the 1940 Act) and pursuant to Article VII of the Fund's By-Laws (Exhibit (b) to the Registration Statement), the Registrant shall indemnify present and former officers, directors, employees and agents of the Registrant against judgments, fines, settlements and expenses and may advance expenses to such parties to the fullest extent authorized, and in the manner permitted, by applicable federal and state law. Section 2-418 of the Maryland General Corporation Law permits indemnification of directors unless it is established that (i) the act or omission of the director was material to the matter and (a) was committed in bad faith or (b) was the result of active and deliberate dishonesty; or (ii) the director actually received an improper person benefit in money, property or services; or (iii) in the case of a criminal proceeding, the director has reasonable cause to believe that the act or omission was unlawful. As permitted by Section 17(i) of the 1940 Act, pursuant to Section 10 of the Distribution Agreement (Exhibit (e) (1) to the Registration Statement), the Distributor of the Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.


   Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (Securities Act), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the

Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

   The Registrant has purchased an insurance policy insuring its officers and directors against liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence of reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and directors under certain circumstances.


   Section 9 of the Management Agreement (Exhibit (d)(1) to the Registration Statement) and Section 4 of the Subadvisory Agreement (Exhibit (d)(2) to the Registration Statement) limit the liability of Prudential Investments LLC and Jennison Associates LLC, respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.


   The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws and the Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect and is consistently applied.

Item 26. Business and other Connections of the Investment Adviser


(a) Prudential Investments LLC (PI)


   See "How the Fund is Managed--Manager" in the Prospectus constituting Part A of this Post-Effective Amendment to the Registration Statement and "Investment Advisory and Other Services" in the Statement of Additional Information constituting Part B of this Post-Effective Amendment to the Registration Statement.


   The business and other connections of the officers of PI are listed in Schedules A and D of Form ADV of PI as currently on file with the Securities and Exchange Commission, the text of which is hereby incorporated by reference (File No. 801-31104).



   The business and other connections of PI's directors and principal executive officers are set forth below. Except as otherwise indicated, the address of each person is Gateway Center Three, Newark, NJ 07102-4077.



Name and Address      Position with PI                                      Principal Occupations
--------------------- ----------------------------- ---------------------------------------------------------------------

David R. Odenath, Jr. Officer in Charge, President, Officer in Charge, President, Chief Executive Officer and Chief
                      Chief Executive Officer         Operating Officer, PIFM; Executive Vice President, The Prudential
                      and Chief Operating Officer     Insurance Company of America (Prudential)

Catherine A. Breuer   Executive Vice President      Executive Vice President, PI

John L. Carter        Executive Vice President      Executive Vice President, PI

Robert F. Gunia       Executive Vice President      Executive Vice President and Chief Administrative Officer, PI; Vice
                      and Treasurer                   President, Prudential; President, Prudential Investment
                                                      Management Services LLC (PIMS)

William V. Healey     Executive Vice President,     Executive Vice President, Chief Legal Officer and Secretary, PI; Vice
                      Chief Legal Officer             President and Associate General Counsel, Prudential; Senior Vice
                      and Secretary                   President, Chief Legal Officer and Secretary, PIMS

Marc S. Levine        Executive Vice President      Executive Vice President, PI

Judy A. Rice          Executive Vice President      Executive Vice President, PI

Ajay Sawhney          Executive Vice President      Executive Vice President, PI

Lynn M. Waldvogel     Executive Vice President      Executive Vice President, PI

   (b) Jennison Associates LLC (Jennison)

   See "How the Fund is Managed--Investment Adviser" in the Prospectus constituting Part A of this Registration Statement and "Investment Advisory and Other Services" in the Statement of Additional Information constituting Part B of this Registration Statement.

   The business and other connections of Jennison's directors and executive officers are included in Form ADV filed with the Securities and Exchange Commission (File No. 801-5608), as most recently amended, the relevant text of which is incorporated herein by reference.

Item 27. Principal Underwriters

   (a) Prudential Investment Management Services LLC (PIMS)


   PIMS is distributor for Cash Accumulation Trust, COMMAND Money Fund, COMMAND Government Fund, COMMAND Tax-Free Fund, Global Utility Fund, Inc. Nicholas-Applegate Fund, Inc., (Nicholas-Applegate Growth Equity Fund), Prudential California Municipal Fund, Prudential Diversified Funds, Prudential Equity Fund, Inc., Prudential Europe Growth Fund, Inc., Prudential's Gibraltar Fund, Inc., Prudential Global Total Return Fund, Inc., Prudential Government Income Fund, Inc., Prudential Government Securities Trust, Prudential High Yield Fund, Inc., Prudential High Yield Total Return Fund, Inc., Prudential Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., Prudential MoneyMart Assets, Inc., Prudential Municipal Bond Fund, Prudential Municipal Series Fund, Prudential National Municipals Fund, Inc., Prudential Natural Resources Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Real Estate Securities Fund, Prudential Sector Funds, Inc., Prudential Short-Term Corporate Bond Fund, Inc., Prudential Small Company Fund, Inc., Prudential Tax-Free Money Fund, Inc., Prudential Tax-Managed Funds, Prudential Tax-Managed Small-Cap Fund, Inc., Prudential Total Return Bond Fund, Inc., Prudential 20/20 Focus Fund, Prudential U.S. Emerging Growth Fund, Inc., Prudential Value Fund, Prudential World Fund, Inc., Special Money Market Fund, Inc., Strategic Partners Asset Allocation Funds, Strategic Partners Opportunity Funds, Strategic Partners Style Specific Funds, The Prudential Investment Portfolios, Inc. and The Target Portfolio Trust.


   PIMS is also distributor of the following unit investment trusts: Separate Accounts, The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, The Prudential Variable Contract Account-11, The Prudential Variable Contract Account-24, The Prudential Variable Contract G1-2, The Prudential Discovery Select Group Variable Contract Account, The Pruco Life Flexible Premium Variable Annuity Account, The Pruco Life of New Jersey Flexible Premium Variable Annuity Account, The Prudential Individual Variable Contract Account and the Prudential Qualified Individual Variable Contract Account.

   (b) Information concerning the directors and officers of PIMS is set forth below.

                       Positions and                                            Positions and
                       Offices with                                             Offices with
Name(1)                Underwriter                                              Registrant
-------                -----------                                              ----------

Stuart A. Abrams...... Senior Vice President and Chief Compliance Officer       None
  213 Washington St.
  Newark, NJ
  07102

Margaret Deverell..... Vice President and Chief Financial Officer               None
  213 Washington St.
  Newark, NJ
  07102

Robert F. Gunia....... President                                                Vice President and Director

William V. Healey..... Senior Vice President, Secretary and Chief Legal Officer Assistant Secretary

Bernard B. Winograd... Executive Vice President                                 None

----------
(1)The address of each person named is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102 unless otherwise indicated.

   (c) Registrant has no principal underwriter who is not an affiliated person of the Registrant.

Item 28. Location of Accounts and Records

   All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts, 02171; Prudential Investment Management, Inc., Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102; the Registrant, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077; and Prudential Mutual Fund Services LLC, 194 Wood Avenue South, Iselin, New Jersey 08853. Documents required by Rules 31a-1(b) (4), (5), (6), (7), (9), (10) and (11) and
31a-1(d) and (f) will be kept at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) and the Rules promulgated thereunder will be kept by State Street Bank and Trust Company and by Prudential Mutual Fund Services LLC.

Item 29. Management Services

   Other than as set forth under the captions "How the Fund is Managed--Manager", "How the Fund is Managed--Investment Adviser" and "How the Fund is Managed--Distributor" in the Prospectus and the caption "Investment Advisory and Other Services" in the Statement of Additional Information, constituting Parts A and B, respectively, of this Post-Effective Amendment to the Registration Statement, Registrant is not a party to any management-related service contract.

Item 30. Undertakings

   Not applicable.

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newark, and State of New Jersey, on the 30th day of July, 2002.


                                              PRUDENTIAL NATURAL RESOURCES
                                                FUND, INC.

                                              By: /s/ David R. Odenath, Jr.
                                                  -----------------------------
                                                  David R. Odenath, Jr.,
                                                  President

   Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

                   Signature           Title
                   ---------           -----
                       *               Director
           -------------------------
             Saul K. Fenster
                       *               Director
           -------------------------
             Delayne D. Gold
                       *               Director
           -------------------------
             Robert F. Gunia
                       *               Director
           -------------------------
             Douglas H. McCorkindale
                       *               Director
           -------------------------
             W. Scott McDonald, Jr.
                       *               Director
           -------------------------
             Thomas T. Mooney
                       *               Director
           -------------------------
             Stephen P. Munn
                       *               Director
           -------------------------
             Richard A. Redeker
                       *               Director
           -------------------------
             David R. Odenath, Jr.
                       *               Director
           -------------------------
             Judy A. Rice
                       *               Director
           -------------------------
             Robin B. Smith
                       *               Director
           -------------------------
             Louis A. Weil, III
                       *               Director
           -------------------------
             Clay T. Whitehead
                       *               Treasurer, Principal Financial
           -------------------------     and Accounting Officer

             Grace C. Torres

                                   /s/  Marguerite E.H. Morrison.. July 30, 2002
    By: _______________________
       Marguerite E.H. Morrison
       Attorney-in-fact

                    PRUDENTIAL NATURAL RESOURCES FUND, INC.

                                 EXHIBIT INDEX


Exhibit
Number                                                     Description
------                                                     -----------

(d)(1)  Amended and Restated Management Agreement between the Registrant and Prudential Investments Fund Management LLC.*

   (2)  Subadvisory Agreement between Prudential Investments Fund Management LLC and Jennison Associates LLC.*

(g)(4)  Amendment to Custodian Contract.*

(j)     Consent of Independent Accountants.*

(p)(1)  Amended Code of Ethics of the Registrant.*

   (3)  Code of Ethics of Jennison Associates LLC.*

----------
* Filed herewith